Exhibit 10.7

Execution Version

OPTION AGREEMENT

FOR PURCHASE AND SALE OF REAL PROPERTY

This Option Agreement for Purchase and Sale of Real Property (“Contract”) is made and entered into as of September 7, 2021 (the “Effective Date”), by and between Homestake Mining Company of California, a California corporation (“Owner”), and Dakota Territory Resource Corp., a Nevada corporation (“Option Holder”). Owner and Option Holder sometimes may be referred to in this Contract individually as a “Party”, and collectively as the “Parties”.

RECITALS

WHEREAS, Owner is the owner of the fee lands and patented mining claims situated in Lawrence County, South Dakota, which are more particularly described in Exhibit B attached hereto and made a part hereof, together with any buildings and other improvements thereon related to Mining Operations and any and all appurtenances thereto (collectively, the “Property”);

AND WHEREAS, Owner wishes to grant to Option Holder, and Option Holder wishes to obtain from Owner, the Option (as defined below) from the Effective Date until the Option Exercise Expiration Date (as defined herein), in exchange for the Option Consideration (as defined below);

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the foregoing and of the mutual promises and covenants contained in this Contract, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties, hereby covenant and agree as to the following:

TERMS AND CONDITIONS

1.             Definitions. The following terms when used in this Contract shall have the following meanings:

1.1           Additional Option Cash Consideration. The meaning set forth in Section 2.2.2.

1.2           Additional Option Cash Consideration Payment Date. The meaning set forth in Section 2.2.2.

1.3          Affiliate. With respect to any Person, any other Person that directly or indirectly, through one of more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

1.4          Attorneys’ Fees. All reasonable fees and expenses charged or incurred by an attorney for services and the services of any paralegals, legal assistants or law clerks, including, but not limited to, reasonable fees and expenses charged for representation at the trial level and in all appeals, and the reasonable fees and expenses of experts.

1.5           Business Day. Any day that the banks in New York City, New York and Toronto, Ontario, Canada are open for business, excluding Saturdays and Sundays.

1.6           Closing. The delivery of the Closing Documents, which shall occur at a mutually agreed time and place on the Closing Date. The term “Close” shall have a correlative meaning.

1.7          Closing Date. The date of the Closing as mutually agreed by the Parties; provided that it shall be no later than thirty (30) days after the date of execution of the Purchase Agreement.

1.8          Closing Documents. The Quitclaim Deed and the Bill of Sale, each in the form attached to the Purchase Agreement, and the other Closing Documents (as defined in the Purchase Agreement).

1.9           Confidentiality Parties. The meaning set forth in Section 10.14.1

1.10         Contract. The meaning set forth in the Preamble.

1.11         Contract Matters. The meaning set forth in Section 10.14.1.

1.12         Dakota Shares. Shares of common stock, par value $0.001 per share, of Option Holder.

1.13         Data. All data, documentation and information which Owner possesses relating to the Property and the Donation Assets, including, by way of illustration and not by limitation: (a) all geological, geochemical and geophysical maps, reports, surveys and tests; (b) deeds, mortgages, ALTA or boundary surveys, licenses, title insurance reports and policies, or equivalent documentation, if any; (c) all drill hole maps, drill logs, drill core, drill cuttings, chip trays, and other samples taken from the Property and the Donation Assets; (d) all engineering and metallurgical reports, studies and tests; (e) all sample and assay logs, maps, reports and tests; (f) all mineral resource and ore reserve calculations, estimates, reports, studies and tests; (g) all anthropological, biological, cultural, hydrologic, environmental, meteorological, and other like reports, studies, surveys and tests; and (h) all other data relating to the Property and the Donation Assets, in each case, including any such data, documentation or information in digital, electronic, magnetic, optical and written format, all of which is unverified, but, in each case, excluding Privileged Documents.

1.14         Donation Agreement. The Property Donation Agreement dated April 14, 2006, among Owner, The State of South Dakota and The South Dakota Science and Technology Authority.

1.15         Donation Assets. “Assets,” as defined in the Donation Agreement.

1.16         Effective Date. The meaning set forth in the Preamble.

1.17        Encumbrance. Any lien, pledge, mortgage, indenture, option, royalty, deed of trust, rights granted under a streaming agreement or other alternative financing agreement, security interest, charge, claim, reservation, easement, right-of-way, restriction, servitude, surface use agreement, imperfection of title, right of first offer or first refusal or similar right, encroachment or other similar encumbrance or obligation created in favor of a third party.

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1.18         Environmental Laws. All applicable Governmental Requirements relating to the protection of human health and safety, the environmental or hazardous or toxic substances or wastes, pollutants or contaminants.

1.19         Exploration. Any activities, including physically invasive activities, seismic monitoring, mapping, conducting base line or foundation studies, site engineering, surveys or survey updates, appraisals, environmental assessments or other testing, or other surface-related geophysical work, directed toward ascertaining the existence, location, quantity, quality or commercial value of mineral deposits, including drilling required after discovery of potentially commercial mineralization, all in accordance with Mining Industry Best Practices, but excluding Mining Operations.

1.20         Exploration Plan. The meaning set forth in Section 4.1.1.

1.21        Financial Statements. The consolidated audited annual financial statements of Option Holder and the unaudited quarterly financial statements of Option Holder, prepared in accordance with GAAP.

1.22         GAAP. Generally accepted accounting principles in the United States, consistently applied.

1.23         Governmental Authority. Any federal, state, county, municipal or other governmental department, entity, authority, commission, board, bureau, court, agency or any instrumentality of any of them.

1.24         Governmental Requirement. Any law, enactment, statute, code, ordinance, rule, regulation, formal interpretation, judgment, decree, writ, injunction, franchise, Permit, certificate, license, authorization, agreement, or other direction or requirement of any Governmental Authority now existing or hereafter enacted, adopted, promulgated, entered, or issued applicable to Owner, the Property, the Donation Assets, the Donation Agreement or the Data.

1.25         Knowledge of Owner. The actual knowledge of Jeff Burich, Patrick Malone and Michael McCarthy, without further investigation.

1.26         Material Adverse Event. The meaning set forth in Section 8.1.7.

1.27         Memorandum of Option. The Memorandum of Option in the form attached hereto as Exhibit C.

1.28        Mining Industry Best Practices. The best practices; methods; specifications; licensing requirements; standards of care, skill, diligence, safety and performance; environmental health and safety standards (including the use of certified or third party verified environmental management systems and adherence to the International Council on Mining and Metals guiding principles, or such other established industry standards as may be agreed in writing by the Parties from time to time); and acts generally engaged in or observed by recognized and experienced international mining companies, as in effect from time to time for Mining Operations, which are consistent with good judgment, reliability, and safety, all in compliance with applicable Governmental Requirements (including Environmental Laws).

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1.29         Mining Operations. Any mining, extracting, producing, handling, milling, leaching, beneficiation or other processing of ores; any preparation for the removal and recovery of minerals, in-fill drilling, pre-production stripping, stripping and the construction or installation of any mill, leach facilities, or any other improvements to be used for the mining, extracting, producing, handling, milling, leaching, beneficiation or other processing of ores; actions performed during or after the foregoing to comply with the requirements of all Environmental Laws or contractual commitments related to reclamation of the Property or other compliance with Environmental Laws; and the attendant reclamation and remediation and closure upon completion of the foregoing, including obligations or responsibilities that are reasonably expected to or actually continue or arise, such as, without limitation, future monitoring, management, treatment or stabilization.

1.30         Option. The meaning set forth in Section 2.1.

1.31         Option Cash Consideration. The meaning set forth in Section 2.2.1.

1.32         Option Consideration. The meaning set forth in Section 2.2.

1.33         Option Exercise Notice. The written notice from Option Holder received by Owner during the Option Period confirming Option Holder’s exercise of the Option granted under this Contract.

1.34         Option Exercise Expiration Date. The date that the Option shall terminate and expire, which such date shall occur at the end of the Option Period unless Option Holder has previously delivered the Option Exercise Notice.

1.35         Option Holder. The meaning set forth in the Preamble, having an address for notices hereunder at c/o Dakota Territory Resource Corp., 106 Glendale Drive, Suite A, Lead, South Dakota 57754, Attention: Jonathan Awde, Email: JAwde@gold-sd.com with copies to Option Holder's Attorney.

1.36         Option Holder’s Attorney. Skadden, Arps, Slate, Meagher & Flom LLP, having an address for notices hereunder at: One Manhattan West, New York, NY 10001, Attention: Michael J. Hong, Esq., Email: Michael.Hong@skadden.com.

1.37        Option Period. The period that begins on the Effective Date and ends on the earlier of (a) the date that is thirty-six (36) consecutive months after the Effective Date, and (b) the date the Option Holder delivers to Owner the Option Exercise Notice.

1.38         Option Shares. The meaning set forth in Section 2.2.1.

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1.39         Owner. The meaning set forth in the Preamble, having an address for notices at c/o Barrick Gold Corp., 161 Bay Street, Suite 3700, Toronto, Ontario, M5J 2S1 Attn: General Counsel with copies to Owner's Attorney.

1.40         Owner’s Attorney. Parsons Behle & Latimer, having an address for notices hereunder at: 201 South Main Street, Suite 1800, Salt Lake City, Utah 84111, Attention: Jacob Santini, Email: jsantini@parsonsbehle.com, with a copy to Barrick Gold of North America Inc., 301 South Main Street, Suite 1150, Salt Lake City, Utah 84101, Attention: General Counsel (North America), Email: USLegalNotices@barrick.com, mmccarthy@barrick.com.

1.41         “Parties” and “Party”. The meaning set forth in the Preamble.

1.42         Permit. Any permit, license, approval, consent, ruling, authorization, certification, concession, exemption, variance, notification, waiver, clearance or registration obtained from, or issued by, any Governmental Authority.

1.43         Permitted Encumbrances. Any: (a) Encumbrances for Taxes, assessments or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith and diligently by appropriate proceedings; (b) Encumbrances of mechanics, carriers, workers, repairers, warehousemen and similar Persons arising or incurred in the ordinary course of business in respect of liabilities that are not yet due or if due and payable, but are unpaid, are being contested in good faith, and in respect of which adequate resources are maintained; (c) matters of public record; (d) any conditions that reasonably would be expected to be shown by a current land survey or search or examination of publicly available information or documents; (e) Environmental Laws; (f) Encumbrances that arise due to zoning, subdivision, entitlement, and other Governmental Requirements related to land use; (g) royalty interests of public record; (h) the paramount title of the United States; (i) pledges made with respect to Owner Permits; (j) orders of any Governmental Authority; and (k) any Encumbrances set forth in this Contract, the Purchase Agreement, the Memorandum of Option, the Related Agreements or the Donation Agreement.

1.44         Person. Any natural or artificial legal entity whatsoever, including, but not limited to, any individual, general partnership, limited partnership, unincorporated association, sole proprietorship, corporation, limited liability company, trust, business trust, real estate investment trust, joint venture, or Government Authority.

1.45         Privilege. The meaning set forth in Section 4.2.4.

1.46         Privileged Documents. The meaning set forth in Section 4.2.4.

1.47         Proceeding. The meaning set forth in Section 6.1.6.

1.48         Property. The meaning set forth in the Recitals.

1.49         Purchase Agreement. The Asset Purchase Agreement attached hereto in the form of Exhibit A.

1.50         Purchase Shares. The meaning set forth in Section 3.2.2.

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1.51         Related Agreements. The (a) Memorandum of Option, (b) the Purchase Agreement, and (c) Closing Documents.

1.52         Representative. With respect to any Person, any and all directors, officers, members, managers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

1.53     Restricted Areas. The (a) Grizzly Gulch Tailings Storage Facility, including any associated dams, embankments, or other improvements or facilities related thereto, (b) the East, Yates and Sawpit Waste Rock Dumps, and (c) the WASP Rubble Site, in each case located on the Property.

1.54         SEC. The United States Securities and Exchange Commission.

1.55         Securities Act. The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.56         Securities Filings. The meaning set forth in Section 7.1.6(b).

1.57         Tax. All federal, state, local, foreign and other income, gross receipts, sales, use, severance, depletion, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges in the nature of a tax of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

1.58         Termination Event. The meaning set forth in Section 8.1.

1.59         Transfer. To, directly or indirectly, sell, transfer, assign, convey, dispose or otherwise grant a right, title or interest (including a joint venture interest or an expropriation or other transfer required or imposed by Law or any Governmental Authority, whether voluntary or involuntary), or to abandon, surrender or otherwise relinquish a right, title or interest.

2.             Option.

2.1           Grant of Purchase Option. Owner hereby grants to Option Holder the sole and exclusive right and option during the Option Period to elect to purchase (i) all of Owner’s right, title, and interest in and to the Property and the Data and (ii) subject to applicable Governmental Requirements, all of Owner’s rights, title and interest under the Donation Agreement (including, but not limited to, the condition under Section 6.4 therein regarding the continued ownership, use and occupancy of the Assets by the Authority (as defined therein)) in consideration for the Assumption, upon the terms and conditions set forth herein (the “Option”), which Option must be exercised in whole, but not in part, by Option Holder (if at all) in accordance with the terms and conditions of this Contract.

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2.2          Payment of Purchase Option Price. In consideration for the granting of the Option, Option Holder shall pay to Owner the following (the “ Option Consideration”):

2.2.1       On the Effective Date, Option Holder shall (a) pay to Owner an amount in cash equal to $1,300,000, by wire transfer of immediately available funds to one or more bank accounts designated by Owner on or before the Effective Date (the “Option Cash Consideration”); and (b) issue to Owner or its designee 1,000,000 Dakota Shares (the “Option Shares”), which Option Shares shall be (i) registered in the name of Owner or its designee in book-entry form by the Option Holder’s transfer agent and (ii) bear a customary restrictive legend reflecting the issuance of the Option Shares in a transaction exempt from registration under the Securities Act. Owner shall promptly provide to Option Holder and its transfer agent such documentation reasonably requested by them in connection with the delivery of the Option Shares to Owner.

2.2.2       In addition to the Option Cash Consideration and the Option Shares, Option Holder shall pay to Owner additional cash consideration of $600,000 (the “ Additional Option Cash Consideration”), $300,000 of which shall be paid on the first anniversary of the Effective Date, and the remaining $300,000 of which shall be paid on the second anniversary of the Effective Date (each, an “Additional Option Cash Consideration Payment Date”); provided, if an Additional Option Cash Consideration Payment Date falls on a day other than a Business Day, then the Additional Option Cash Consideration will be paid on the immediately succeeding Business Day. Payments of Additional Option Cash Consideration shall be made by wire transfer of immediately available funds to one or more bank accounts designated by Owner on or before the applicable Additional Option Cash Consideration Payment Date. If the Closing occurs before an Additional Option Cash Consideration Payment Date, then Option Holder shall not be required to pay the Additional Option Cash Consideration payable on such Additional Option Cash Consideration Payment Date and, if applicable, any subsequent Additional Option Cash Consideration payments. If Option Holder terminates this Contract before an Additional Option Cash Consideration Payment Date, then Option Holder shall not be required to pay the Additional Option Cash Consideration payable on such Additional Option Cash Consideration Payment Date and, if applicable, any subsequent Additional Option Cash Consideration payments.

2.3           Memorandum of Option. On the Effective Date, provided that Owner shall have received from Option Holder the Option Cash Consideration and the Option Shares, Option Holder, at its cost and expense, shall have the right to record the Memorandum of Option in Lawrence County, South Dakota. The Memorandum of Option shall not limit, increase or in any manner affect any of the terms of this Contract or any rights, interests or obligations of the Parties hereunder.

2.4           No Partnership. Nothing contained in this Contract shall be deemed to constitute any Party the partner of any of the other Party, or to constitute any Party the agent or legal representative of the other Party or to create any fiduciary relationship between them. The Parties do not intend to create, nor shall this Contract be construed to create, any mining, commercial or other partnership. No Party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other Party, except as otherwise expressly provided herein.

2.5           Governmental Authorities. During the Option Period, Option Holder and its Affiliates and its or their respective Representatives shall not engage in any formal discussions with Governmental Authorities regarding the Transfer of the Donation Agreement or Exploration or Mining Operations on the Donation Assets without providing at least two (2) Business Days’ prior written notice to Owner, which notice may be given by email. Owner, its Affiliates and its and their respective Representatives, shall have the right, but not the obligation, to participate in any such discussions. Option Holder may engage in informal discussions with Governmental Authorities and may receive unplanned inbound telephone calls from Governmental Authorities without prior notice to Owner. Option Holder shall keep Owner reasonably informed of any formal or informal discussions between Option Holder and Governmental Authorities relating to the Donation Agreement and the Donation Assets in which Owner, its Affiliates and its and their respective Representatives do not participate.

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2.6           Financial Statements. Beginning on the Effective Date and continuing through the Option Period, Option Holder shall deliver the Financial Statements to Owner within 30 days after completion of each such Financial Statement. Option Holder may satisfy the delivery requirements of this Section 2.6 by timely filing any such financial statements with the SEC.

2.7          Other Activities. Except as expressly provided in this Contract, each of the Parties may be engaged on its own behalf and on behalf of Persons other than the Parties in the general mining business and each of the Parties hereby consents to such involvement by the other without consulting the other Party or inviting or allowing the other Party to participate. Except as expressly provided in this Contract, the legal doctrine of “corporate opportunity” sometimes applied to persons occupying a fiduciary status shall not apply in the case of any endeavor of any Party.

3.             Exercise of Option.

3.1           Notice of Exercise. If Option Holder elects to exercise the Option:

3.1.1       Option Holder shall deliver to Owner the Option Exercise Notice any time during the Option Period; and

3.1.2       Owner and Option Holder shall execute the Purchase Agreement within ten (10) days after the date of delivery of the Option Exercise Notice; provided that Owner’s failure to timely execute the Purchase Agreement shall not vitiate Option Holder’s exercise of the Option by delivering the Option Exercise Notice in accordance with Section 3.1.1.

3.2           Closing. The Closing shall occur on the Closing Date. At the Closing:

3.2.1        Each of the Parties will execute and deliver the Closing Documents to which it is a party, together with any other documents or instruments required for the Closing; and

3.2.2       Option Holder shall issue to Owner or its designee 3,000,000 Dakota Shares (the “Purchase Shares”), which Purchase Shares shall be (a) registered in the name of Owner or its designee in book-entry form by the Option Holder’s transfer agent and (b) bear a customary restrictive legend reflecting the issuance of the Purchase Shares in a transaction exempt from registration under the Securities Act. Owner shall promptly provide to Option Holder and its transfer agent such documentation reasonably requested by them in connection with the delivery of the Purchase Shares to Owner.

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4.             Option Holder’s Access Rights to Property and Data During Option Period.

4.1 Option Holder’s Access Rights to Property.

4.1.1       Access to the Property. Subject to Section 4.1.2, Option Holder, at its cost, may access the Property during the Option Period in order to conduct Exploration; provided that Option Holder shall not conduct any Exploration within the Restricted Areas without the express written consent of Owner, such consent not to be withheld unreasonably. Any Exploration shall be conducted pursuant to an exploration plan approved by Owner, acting reasonably (the “Exploration Plan”), and in accordance with all applicable Environmental Laws. Option Holder, at its cost, shall be responsible to obtain all Permits and third-party consents, including consents from third parties who or which hold rights in property other than the Property, required to conduct Exploration, including the owner of the Donation Assets. Option Holder shall be responsible for all reclamation and remediation associated with Exploration. Owner and its Affiliates, and its and their respective Representatives, shall have the right, but not the obligation, to review the Exploration undertaken by Option Holder, to verify that such Exploration is being conducted according to the Exploration Plan and applicable Environmental Laws, and that no Exploration is conducted in the Restricted Areas. Option Holder shall be responsible and liable for all Exploration. In addition, Option Holder shall have the right, but not the obligation, to conduct reviews of zoning, building code and other applicable ordinances to determine whether the Property is in compliance.

4.1.2       Limitations. Neither Option Holder nor its Affiliates shall conduct any Mining Operations on the Property or the Donation Assets.

4.1.3       Indemnification of Owner. Option Holder shall indemnify, defend and save harmless Owner and its Affiliates and its and their respective Representatives, with counsel of their choosing, from and against any and all claims, debts, demands, suits, actions and causes of action whatsoever which may be brought or made against one or more of them by any Person and all loss, cost, damages, expenses and liabilities (including Attorneys’ Fees) which may be suffered or incurred by them arising out of or in connection with or in any way referable to, whether directly or indirectly, any access to the Property by Option Holder and its Affiliates and its and their respective Representatives, including, without limitation, bodily injuries or death at any time resulting therefrom or damage to Property.

4.1.4       Compliance with Laws and Policies. In exercising its rights under Sections 4.1.1 and 4.1.2, Option Holder shall comply with all applicable Governmental Requirements and shall carry out its activities in accordance with Mining Industry Best Practices and the environmental, health and safety policies of Owner. Option Holder, at its cost and expense, shall be responsible for obtaining all Permits and bonding required to conduct its activities pursuant to Sections 4.1.1 and 4.1.2. Owner shall reasonably cooperate with Option Holder, at the expense of Option Holder, in obtaining any Permits or other permissions that are required for Option Holder to conduct its activities on the Property pursuant to Sections 4.1.1 and 4.1.2.

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4.2           Option Holder Rights to Data.

4.2.1       Access to Data. During the Option Period, Owner shall provide to Option Holder reasonable access to all of the Data that Owner owns or controls for Option Holder’s review. Any such review shall be during normal operating hours of Owner and upon not less than two (2) Business Days’ prior notice, which may be given by email. If Option Holder exercises the Option, then on the Closing Date, Owner shall Transfer, at Option Holder’s cost and expense, all of its rights, title and interest in and to the Data to Option Holder, subject to Sections 4.2.4 and 4.2.5.

4.2.2        Access to Todd Duex. During the Option Period, Owner hereby waives any confidentiality obligations between Owner and Mr. Todd Duex, to the extent Option Holder desires to obtain information from Mr. Duex regarding the Property; provided that Owner shall not be responsible or liable for any information provided to Option Holder by Mr. Duex, or any actions taken by Option Holder or its Affiliates based on information provided by Mr. Duex.

4.2.3        Access to Jeff Burich. During the Option Period, Owner will make Jeff Burich reasonably available to Option Holder during normal operating hours in order to discuss factual matters regarding the Property; provided that (a) such discussions will not unreasonably interfere with the normal business activities of Mr. Burich for or on behalf of Owner and its Affiliates, (b) Owner shall not be responsible or liable for any actions taken by Option Holder or its Affiliates based on information provided by Mr. Burich; (c) Option Holder hereby releases Mr. Burich from any liability with respect to any information provided by Mr. Burich to Option Holder or its Affiliates or its or their respective Representatives related to the Property; and (d) any information provided by Mr. Burich to Option Holder or its Affiliates or its or their respective Representatives in no way shall be attributed to Knowledge of Owner.

4.2.4       Privilege. All communications and other documents exchanged between Owner or its Affiliates and legal counsel (including, as applicable, internal legal counsel) providing legal advice to Owner and its Affiliates, including documents and communications relating to the this Contract, the Related Agreements and the Property, and files maintained by legal counsel as a result of providing legal advice to Owner or its Affiliates (the “Privileged Documents”), that are subject to attorney-client privilege, any similar privilege, or that constitute attorney work product (as applicable, a “Privilege”), specifically are excluded from the Data and shall be and remain the property of Owner its Affiliates, as applicable. Neither Owner nor its Affiliates intend to waive any applicable Privilege, and any disclosure of any Privileged Documents, whether in the Data or otherwise, shall be deemed to be inadvertent. Accordingly, Option Holder, on its behalf and on behalf of its Affiliates and its and their respective Representatives acknowledges and agrees that a disclosure of any Privileged Documents will not constitute a waiver of such Privilege, and the Person receiving any such Privileged Documents shall, promptly upon request or becoming aware that such documents are Privileged Documents, return to Owner, or with the consent of Owner, destroy, such Privileged Documents.

4.2.5       Disclaimer of Warranties of Data. All Data provided to, or made available to Option Holder under this Contract or prior to the Effective Date, is provided without representation or warranty and is at the sole risk of Option Holder. Such information is provided “AS IS, WHERE IS” AND WITH ALL FAULTS, AND OWNER AND ITS AFFILIATES EXPRESSLY DISCLAIM THE ACCURACY OR COMPLETENESS OF ALL DATA, AND ALL EXPRESS OR IMPLIED WARRANTIES CONCERNING THE SAME, AND EXPRESSLY EXCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

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5.             Maintenance of Property; Title.

5.1           Maintenance of the Property. Owner shall make all payments of Taxes, royalties, land-holding costs, claim maintenance and similar fees, lease payments and other payments that become due during the Option Period and that are required for Owner to maintain its interest in the Property.

5.2           No Encumbrances. During the Option Period, Owner shall not lease, pledge as collateral or security, mortgage or encumber or cause or allow any Encumbrance created by, through or under Owner to be placed against the Property, or grant any other right in or to the Property, except as expressly provided in this Contract, except for Permitted Encumbrances.

6.             Owner’s Representations.

6.1           Representations and Warranties. Owner hereby represents and warrants to Option Holder as of each of the Effective Date and the Option Exercise Date as follows:

6.1.1        Incorporation and Qualification. Owner is a corporation incorporated and in good standing under the laws of California and has the corporate power to enter into and perform its obligations under this Contract, the Purchase Agreement and the Related Agreements to which Owner is a party;

6.1.2       Corporate Authority. The execution and delivery of and performance by Owner of this Contract, the Purchase Agreement and the Related Agreements to which Owner is a party and the Transfer of the Property by Owner to the Option Holder have been authorized by all necessary corporate action on the part of Owner;

6.1.3       No Violation or Breach. The execution and delivery of and performance by Owner of this Contract, the Purchase Agreement and the Related Agreements to which it is a party:

(a)       does not conflict with the articles of incorporation or bylaws of Owner;

(b)       does not violate in any material respect any law applicable to Owner or the Property; and

(c)       does not (or would not with the giving of notice or the lapse of time) result in a material breach or material violation of or a conflict in any material way with, or allow any other person or entity to exercise any rights under any contracts or instruments directly related to the Property to which Owner is a party;

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6.1.4       Execution and Binding Obligation. This Contract and, when executed, the Purchase Agreement and each of the Related Agreements to which Owner is a party has been duly executed and delivered by Owner and constitutes a legal, valid and binding agreement of Owner enforceable against Owner in accordance with its terms, subject only to any limitation under applicable laws relating to (i) bankruptcy, winding-up, insolvency, arrangement and other laws of general application affecting the enforcement of creditors’ rights, and (ii) the discretion that a court may exercise in the granting of equitable remedies;

6.1.5       Filings, Consents and Approvals. To the Knowledge of Owner, Owner is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Governmental Authority or other Person in connection with the execution, delivery and performance by Owner of this Contract or any of the Related Agreements to which it is a party, other than (a) filings required by state or federal securities laws (including the Securities Act), if applicable, (b) those that have been made or obtained prior to the date of this Contract, (c) approvals for the assignment of the Donation Agreement, (d) the recording of the Memorandum of Option and the Quitclaim Deed; and (e) approvals for the Transfer of any Permits.

6.1.6       Title to Property. Owner (a) owns or has valid rights to the Property, free and clear of any and all Encumbrances, except for Permitted Encumbrances; (b) other than the rights of Option Holder pursuant to this Contract, there are no outstanding options, rights of first offer or first negotiation or rights of first refusal in favor of any other party to acquire an interest in the Property; and (c) has not received written notice of, and to the Knowledge of Owner, there is no, pending or threatened condemnation proceeding or proposed action or agreement for taking in lieu of condemnation with respect to any portion of the Property.

6.1.7       No Action. Owner has not received notice of any, and to the Knowledge of Owner, there are no pending or threatened actions, claims, counterclaims, suits, governmental investigations or inquiries, or other proceedings (each, a “Proceeding”), which would prevent the consummation of the transactions contemplated by this Contract, nor any Proceeding or Claim (as defined in the Purchase Agreement) related to, or that would otherwise materially adversely affect, the Property, including, without limitation, the title or environmental status of the Property.

6.1.8       Option Shares. Owner is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and it is acquiring the Option Shares for its own account and not with a view to the distribution thereof. Owner understands that the Option Shares have not been and will not be registered under the Securities Act, will bear a restrictive legend, and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available. Owner further represents and warrants that it will not Transfer any Option Shares or any interest therein except in a transaction exempt from or not subject to the registration requirements of the Securities Act. Owner represents that (i) it has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of the acquisition of the Dakota Shares and (ii) it has been granted the opportunity to ask questions of, and receive satisfactory answers from, representatives of Option Holder concerning the business affairs and financial condition of Option Holder and its subsidiaries, and has had the opportunity to obtain and has obtained any additional information which it deems necessary regarding such purchase, and that Option Holder is not required to register the Option Shares.

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6.2           Disclaimer.

6.2.1       Option Holder hereby acknowledges and agrees that the transactions contemplated by this Contract and the Related Agreements are being completed on an “as is, where is” and “with all faults” basis. Except as expressly set forth herein, neither Owner or its Affiliates nor its or their respective or Representatives, or any other Person, has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Owner, including any representation or warranty as to the accuracy or completeness of any Data or other information furnished or made available to any other Option Holder and its Affiliates and its and their respective Representatives (including any projections, information, documents or material made available in the Data, management presentations or other communications with management, or in any other form in expectation of the transactions contemplated in this Contract or the Related Agreements), the sufficiency, merchantability or fitness for any particular purpose of the Property or any Permits held by Owner related to the Property, compliance with applicable Governmental Requirements, or as to the future revenue, profitability or success arising from the transactions contemplated in this Contract or the Related Agreements, or any representation or warranty arising from statute or otherwise at law or in equity, all of which are hereby expressly disclaimed.

6.2.2       WITHOUT LIMITING THE FOREGOING, OWNER MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER CONCERNING THE EXISTENCE OR STATUS OF ANY MINES OR WORKINGS WITHIN THE AREA COVERED BY THE PROPERTY, INCLUDING THE EXISTENCE AND STATUS OF ANY ABANDONED MINES OR WORKINGS, THE STATUS OF ANY ROYALTIES OR THE EXISTENCE OR STATUS OF ANY UNRECORDED RIGHTS TO ANY ROYALTIES, THE EXISTENCE, NATURE, LOCATION, AMOUNT OR VALUE OF ANY MINERALIZATION, MINERAL RESERVES OR RESOURCES, THE ABILITY TO EXTRACT, PROCESS, OR SELL MINERALS BY ANY MEANS, WHETHER ANY NECESSARY PERMITS CAN BE OBTAINED IN A TIMELY MANNER OR AT ALL, WHETHER ANY MINING CAN BE DONE ECONOMICALLY OR AT ALL, OR THAT THERE WILL BE NO THIRD PARTY CHALLENGE TO THE ISSUANCE OF ANY REQUIRED PERMIT OR ENVIRONMENTAL IMPACT STATEMENT REQUIRED FOR OPERATIONS WITH RESPECT TO THE PROPERTIES, OR THAT THERE ARE NO RIGHTS (INCLUDING ROYALTIES, ACCESS RIGHTS, INFORMATION RIGHTS, RECONVEYANCE RIGHTS, REVERSIONARY RIGHTS OR OTHER RIGHTS OF PREDECESSORS IN INTEREST) RFELATED TO THE PROPERTY.

7.             Option Holder’s Representations.

7.1          Representations and Warranties. Option Holder hereby represents and warrants to Owner as of the each of Effective Date and the Option Exercise Date as follows:

7.1.1       Incorporation and Qualification. Option Holder is a corporation incorporated and in good standing under the laws of the State of Nevada and has the corporate power to enter into and perform its obligations under this Contract, the Purchase Agreement and the Related Agreements to which Option Holder is a party.

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7.1.2       Corporate Authority. The execution and delivery of and performance by Option Holder of this Contract, the Purchase Agreement and each of the Related Agreements to which Option Holder is a party, the Transfer of the Property from Owner to Option Holder have been authorized by all necessary corporate action on the part of Option Holder.

7.1.3       No Violation or Breach. The execution and delivery of and performance by Option Holder of this Contract, the Purchase Agreement and the Related Agreements to which it is a party:

(a)       does not conflict with the articles of incorporation or bylaws of Option Holder;

(b)       does not violate in any material respect any law applicable to Option Holder; and

(c)        does not (or would not with the giving of notice or the lapse of time) result in a material breach or material violation of or a conflict in any material way with, or allow any other person or entity to exercise any rights under any contracts or instruments to which Option Holder is a party.

7.1.4       Execution and Binding Obligation. This Contract, the Purchase Agreement and each of the Related Agreements to which Option Holder is a party has been duly executed and delivered by Option Holder and constitutes a legal, valid and binding agreement of Option Holder enforceable against it in accordance with its terms subject only to any limitation under applicable laws relating to (i) bankruptcy, winding-up, insolvency, arrangement and other laws of general application affecting the enforcement of creditors’ rights, and (ii) the discretion that a court may exercise in the granting of equitable remedies.

7.1.5       Capitalization.

(a)       The authorized capital of Option Holder consists of 75,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which 69,428,204 shares of common stock no shares of preferred stock, and derivative securities to purchase up to 3,946,250 shares of common stock are issued and outstanding as of August 31, 2021; and

(b)       On a fully diluted basis, Option Holder has a sufficient number of authorized shares of common stock to issue the Dakota Shares without exceeding the number of shares authorized under Option Holder’s articles of incorporation.

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7.1.6       Filings, Consents and Approvals.

(a)       Option Holder is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Governmental Authority or other Person in connection with the execution, delivery and performance by Option Holder of this Contract, the Purchase Agreement or any of the Related Agreements to which it is a party, other than (i) filings required by state or federal securities laws (including the Securities Act), if applicable, and (ii) those that have been made or obtained prior to the date of this Contract; and

(b)       During the last 12 months, Option Holder has filed in a timely manner all disclosures, reports and other filings required to be filed by it under applicable securities laws (the “Securities Filings”) in all jurisdictions in which such Securities Filings are required to be filed and with all securities exchanges where the Purchaser’s securities are traded, and all such Securities Filings are true and accurate in all material respects.

7.1.7       Issuance of the Option Shares. The issuance of the Option Shares has been duly authorized and, when issued, the Option Shares will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances.

7.1.8       Independent Review.

(a)         Option Holder and its direct and indirect Affiliates, and its and their respective Representatives, have had sufficient access to and opportunity to review the Property and Data and to ask questions of the management representatives and professional advisors of Owner, as necessary for Option Holder to investigate, analyze, and evaluate the Property and Data and to make its and their independent decision to acquire the Property and to consummate the transactions contemplated by this Contract, the Purchase Agreement and the Related Agreements to which Option Holder is a party.

(b)        In making the decision to enter into this Contract, the Purchase Agreement and the Related Agreements to which Option Holder is a party, and to consummate the transactions contemplated herein and therein, Option Holder has conducted its own independent investigation, analysis, and evaluation of the Property and Data (including Option Holder’s own estimate and appraisal of the extent, location and value of mineralization, mineral resources and reserves, undeveloped properties, and environmental obligations), and the financial condition of, operations, and prospects for, the Property.

8.             Termination and Effect of Termination.

8.1           Termination Events. This Contract may be terminated upon the occurrence of any one or more of the following events (each, a “Termination Event”):

8.1.1       By Option Holder upon giving thirty (30) days written notice to Owner;

8.1.2        By mutual written agreement of Owner and Option Holder;

8.1.3        In the event that Option Holder fails to exercise the Option by delivery of an Option Exercise Note during the Option Period;

8.1.4        In the event that Option Holder fails to execute the Purchase Agreement in accordance with Section 3.1.2;

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8.1.5       By Owner upon the failure of Option Holder to make any Additional Option Cash Payment on or before the applicable Additional Option Cash Payment Date to the extent required by Section 2.2.2 and such failure is not cured within five (5) Business Days after Option Holder’s receipt of notice of such failure;

8.1.6       By Owner in the event Option Holder conducts Exploration in violation of the Exploration Plan or conducts Exploration in the Restricted Areas without the consent of Owner;

8.1.7       By Owner, in the event Option Holder files for bankruptcy, becomes insolvent or undergoes material restructuring event, including a change in the majority of the board of directors of Option Holder or a change in the majority of the executive management of Option Holder that would require a filing by Option Holder of a Form 8-K with the SEC (each, a “Material Adverse Event”), and Owner determines, acting reasonably, that Option Holder is unable to exercise the Option and conduct Mining Operations on the Property as a result of such Material Adverse Event;

8.1.8       Except as allowed in Section 4.1.1, Option Holder conducts or has conducted on its behalf Mining Operations on the Property without the written consent of Owner and any other Person who or which has rights to the Property or the minerals appurtenant to the Property (including, without limitation, any rights with regard to the Donation Assets or under the Donation Agreement);

8.1.9       In the event Owner consents to the conduct of Mining Operations on the Property, Option Holder materially fails to conduct, or have conducted, such Mining Operations in accordance with Mining Industry Best Practices; or

8.1.10     In the event the Purchase Agreement is not executed in accordance with Section 3.1.2, or the Purchase Agreement is terminated by either Party in accordance with the terms thereof.

8.2           Effect of Termination. Upon a Termination Event:

8.2.1       this Contract automatically shall terminate;

8.2.2       Upon Owner’s request, Option Holder shall deliver to Owner all information and data developed by or on behalf of Option Holder related to the Property;

8.2.3       Owner shall have the right to release the Memorandum of Option, and Option Holder shall cooperate with Owner in the preparation and recordation of any document or instrument releasing the Memorandum of Option; and

8.2.4       Option Holder shall not contact any Governmental Authorities regarding the Donation Agreement or the Donation Assets.

8.3          Survival. Upon the expiration or termination of this Contract, the provisions of this Contract that, by their terms are intended to survive the expiration or termination of this Contract shall so survive including, without limitation, Sections 1, 2.4, 4.1.3, 4.2.2, 4.2.3, 4.2.4, 4.2.5, 6.2, 7.1.8, 8.2 and 10.

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9.             Notices. Any notice, request, demand, instruction or other communication to be given to either Party hereunder, except where required to be delivered at the Closing, shall be in writing and shall either be (a) hand-delivered, (b) sent by Federal Express or a comparable overnight mail service, or (c) mailed by U.S. registered or certified mail, return receipt requested, postage prepaid, or (d) sent by electronic mail or other electronic means, to Option Holder, Owner, Option Holder’s Attorney and Owner’s Attorney, at their respective addresses set forth in Section 1 of this Contract. Notice shall be deemed to have been given upon receipt or refusal of delivery of said notice. The addressees and addresses for the purpose of this paragraph may be changed by giving notice. Unless and until such written notice is received, the last addressee and address stated herein shall be deemed to continue in effect for all purposes hereunder.

10.           Miscellaneous.

10.1        Section and Paragraph Headings. The section and paragraph headings herein contained are for the purposes of identification only and shall not be considered in construing this Contract.

10.2         Amendment. No modification or amendment of this Contract shall be of any force or effect unless in writing executed by both Owner and Option Holder.

10.3        Attorneys’ Fees. If any Party obtains a judgment against any other Party by reason of breach of this Contract, Attorneys’ Fees and costs shall be included in such judgment.

10.4         Governing Law.

10.4.1                  This Contract and all the documents delivered in connection with this Contract shall be construed and enforced in accordance with the laws of the State of South Dakota, without regard to any conflicts of law provisions that may otherwise require the application of the law of any other jurisdiction.

10.4.2                  Any Proceeding arising out of or based upon this Contract or the interpretation thereof may be instituted in the state courts of South Dakota or the federal courts of the United States, in each case located in Rapid City, South Dakota, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such Proceeding. Service of process, summons, notice or other document by mail to such Party’s address set forth herein shall be effective service of process for any Proceeding brought in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any Proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such Proceeding brought in any such court has been brought in an inconvenient forum.

10.5         Entire Contract. This Contract sets forth the entire agreement between Owner and Option Holder relating to the Property and all subject matter herein and supersedes all prior and contemporaneous negotiations, understandings and agreements, written or oral, between the Parties.

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10.6         Time of the Essence. Time is of the essence in the performance of all obligations by Option Holder and Owner under this Contract.

10.7        Computation of Time. Any reference herein to time periods of less than six (6) days shall exclude Saturdays, Sundays and legal holidays in the computation thereof. Any time period provided for in this Contract which ends on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. on the next full Business Day.

10.8         Successors and Assigns; Assignment. This Contract shall inure to the benefit of and be binding upon the permitted successors and assigns of the Parties. Option Holder may only assign this Contract upon Owner’s written consent, which Owner shall exercise in its sole discretion; provided, however, that Option Holder shall have the right to assign this Contract, upon notice to, but without the written consent of, Owner, to an Affiliate of Owner. If Option Holder assigns this Contract to such an Affiliate or with Owner’s consent, any assignee of Option Holder shall be able and obligated to Close under this Contract in the same manner as Option Holder and the originally named Option Holder shall not be released from any of the obligations of “Option Holder” under this Contract. In the event Option Holder assigns this Contract to an Affiliate of Option Holder or with the consent of Owner, a duly executed assignment of this Contract shall be delivered to Owner at or prior to the Closing Date, as well as entity documentation as may be reasonably requested by Owner.

10.9        Construction of Contract. All of the Parties to this Contract have participated freely in the negotiation and preparation hereof; accordingly, this Contract shall not be more strictly construed against any one of the Parties.

10.10      Gender. As used in this Contract, the masculine shall include the feminine and neuter, the singular shall include the plural and the plural shall include the singular as the context may require.

10.11      Counterparts; Electronic Execution. This Contract may be executed in any number of counterparts and delivered via electronic mail or otherwise, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.12      Further Assurances. The Parties each agree to do such other and further acts and things, and to execute and deliver such instruments and documents (not creating any obligations additional to those otherwise imposed by this Contract) as either may reasonably request from time to time, whether at or after the Closing, in furtherance of the purposes of this Contract. In addition, in the event Owner becomes aware that any representation, warranty or covenant of Owner set forth in this Contract will not be true and correct in any material respect on the Closing Date, then Owner shall give prompt written notice thereof to Purchaser, which notice shall include all appropriate information related thereto that is in Owner’s possession or control.

10.13       Closing Documents/Deliverables. To the extent any of the Closing Documents are not attached hereto or to the Purchase Agreement at the time of this Contract, Option Holder and Owner shall negotiate in good faith with respect to the form and content of such Closing Documents prior to Closing.

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10.14       Brokers. Each Party hereto represents and warrants to the other that that it has not had, and shall not have, any dealings with (and it has not engaged and will not engage) any third party to whom the payment of any broker’s fee, finder’s fee, commission or other similar compensation shall or may become due or payable in connection with the transactions contemplated hereby. It is agreed that if any claims for brokerage commissions or fees are ever made against Owner or Option Holder, all such claims shall be handled and paid by the Party whose actions or alleged commitments form the basis of such claim. Each Party shall indemnify, defend and hold the other Party harmless from any and all claims for commissions or fees by brokers made against the other Party, and resulting loss, cost (including reasonable Attorneys’ Fees) and damages, which claim shall have arisen out of any written document or alleged oral agreement entered or purported to have been entered into by the indemnifying Party and the person claiming such commission, with respect to the transaction contemplated by this Contract.

10.15       Confidentiality.

10.15.1                Except for such information as is contained in the Memorandum of Option and related transfer Tax returns, neither Party shall use (other than in the performance of its obligations under this Contract) or disclose (and each Party shall cause its Affiliates, and its and their respective Representatives (the “Confidentiality Parties”) not to so use or disclose) and each Party shall (and shall cause the Confidentiality Parties to) instruct each Party’s (and the Confidentiality Parties’) Representatives with knowledge of this transaction not to so use or disclose any term or condition, of this Contract or any other identifying details with respect to the provisions of this Contract (“Contract Matters”); however the Confidentiality Parties can confirm (i) that Owner has granted Option Holder an option to purchase the Property, (ii) such details as are set forth in the Memorandum of Option and (iii) whether or not Option Holder has exercised the option to purchase the Property as set forth in this Contract.

10.15.2                The above notwithstanding, nothing contained herein shall restrict either Party’s ability to disclose (or restrict the Confidentiality Parties to disclose) Contract Matters (i) to (A) either Party’s lenders or investors (or potential lenders or investors) or their respective successors and assigns, (B) any rating agencies, (C) any potential purchasers of Option Holder's interest in this Contract, (D) securities regulators in accordance with applicable securities laws or (E) any attorneys, accountants and other professionals of the Persons listed in (A) through (D) above with a need to know such information to perform their duties that either Party retains such professionals for, provided that such recipients are advised of the confidentiality of such information, (ii) in connection with any arbitration or potential litigation between the Parties under this Contract, or (iii) that are or become known to the general public under circumstances involving no breach by such Party or others of the terms of this Section 10.14. Further, either Party may disclose Contract Matters as required by any Governmental Requirement or by a court of competent jurisdiction or any other Governmental Authority issuing a subpoena to such Party; provided that such Party (A) gives the other Party prior written notice sufficient to allow the other Party to seek a protective order or other appropriate remedy and (B) discloses only such information as is required by any Governmental Authority.

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10.15.3                Notwithstanding anything to the contrary in this Section 10.14, Owner and Option Holder shall jointly issue the first press release regarding the purchase of the Property by Option Holder (or its designee) on the Closing Date. Following such press release pursuant to the foregoing sentence, Owner may not issue a subsequent press release or other public communication regarding this Contract without first obtaining Option Holder’s consent, which consent shall not be unreasonably withheld or delayed. With respect to this Contract, any mention of Option Holder other than merely identifying such Party as the Option Holder of the Property after the Closing Date in any press release or public communication by Owner shall require Option Holder's prior written consent.

10.16       Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, UNCONDITIONALLY AND INTENTIONALLY FOREVER WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING AT LAW, AT EQUITY, IN TORT OR CONTRACT) BROUGHT BY ANY PARTY AGAINST SUCH PARTY ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS CONTRACT. THE PROVISIONS OF THIS SECTION 10.15 SHALL SURVIVE THE TERMINATION HEREOF.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the Parties have executed this Contract as of the Effective Date.

OWNER

HOMESTAKE MINING COMPANY OF CALIFORNIA, a California corporation

By:	“Patrick Malone”
Name:	Patrick Malone
Title:	President

OPTION HOLDER

DAKOTA TERRITORY RESOURCE CORP., a Nevada corporation

By:	“Jonathan Awde”
Name:	Jonathan Awde
Title:	President and Chief Executive Officer

EXHIBIT A

PURCHASE AGREEMENT

Attached

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (together with any schedules or exhibits attached hereto, the “Agreement”) is made and entered into as of this ____ day of _________ 20__ (the “Effective Date”), by and between Homestake Mining Company of California, a California corporation (the “Seller”), and Dakota Territory Resource Corp., a Nevada corporation (the “Purchaser”). The Seller and the Purchaser sometimes may be referred to in this Agreement individually as a “Party,” and collectively as the “Parties.”

RECITALS

A.           The Seller owns or has rights to certain patented mining claims set forth in Exhibit A attached to this Agreement (the “Mining Property”) and certain Data related to the Mining Property, the Property Donation Agreement and the Donation Assets (collectively, the “Purchased Assets”).

B.        The State of South Dakota and The South Dakota Science and Technology Authority (collectively, the “South Dakota Governmental Authorities”) and the Seller entered into the Property Donation Agreement (defined below).

C.            The Parties entered into an Option Agreement for Purchase and Sale of Real Property dated September 7, 2021 (the “Option Agreement”), the Seller granted to the Purchaser the exclusive option to purchase the Purchased Assets and assume the Assumed Liabilities.

D.            On _______, the Purchaser exercised its Option (as defined in the Option Agreement) pursuant to the Option Agreement for the purchase of the Purchased Assets and the assumption of the Assumed Liabilities.

E.            As a result of the exercise of the Option, the Purchaser wishes to purchase the Purchased Assets and to assume the Assumed Liabilities from the Seller, and the Seller is willing to sell the Purchased Assets and Transfer the Assumed Liabilities to the Purchaser, all in accordance with the provisions of this Agreement.

D.           The Seller wishes to sell, and the Purchaser wishes to purchase, the Purchased Assets, and the Seller wishes to assign, and the Purchaser wishes to assume, the rights and obligations of the Seller under the Property Donation Agreement, subject to the consent of the South Dakota Governmental Authorities.

E.         On the terms and subject to the conditions set forth in this Agreement, the Seller desires to sell and transfer to the Purchaser, and the Purchaser desires to purchase from the Seller, the Purchased Assets, and to assume and discharge the Assumed Liabilities.

AGREEMENT

NOW, THEREFORE, in consideration of the above and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.           Definitions and Rules of Construction.

(a) Certain Defined Terms. The following terms when used in this Agreement shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one of more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“Assignment and Assumption” means the Assignment and Assumption in the form of

Exhibit B.

“Assumed Liabilities” means all of the known and unknown damages, costs, expenses, responsibilities, Losses, Claims and other liabilities of any nature whatsoever now existing or hereafter arising out of, relating to, or resulting from, in any manner, the ownership, legal or beneficial right to, operation, maintenance, preservation, use, exploration or exploitation (including extraction), reclamation and closure of the Purchased Assets, the Property Donation Agreement and the Donation Assets, whether arising before, on or after the Effective Date.

“Bill of Sale” means the Bill of Sale in the form of Exhibit C.

“Board of Directors” means the board of directors of Purchaser.

“Business Day” means any day that the banks in New York City, New York and Toronto, Ontario, Canada are open for business, excluding Saturdays and Sundays.

“Claim” means any action, arbitration, cause of action, claim, counterclaim, demand, dispute, hearing, grievance, mediation, injunction, investigation, obligation, stay, suit or other Proceeding.

“Closing” has the meaning set forth in Section 4.

“Closing Date” has the meaning set forth in Section 4.

“Consideration” has the meaning set forth in Section 3.

“Consideration Shares” has the meaning set forth in Section 3(a).

“Dakota Shares” means shares of common stock, par value $0.001 per share, of the Purchaser.

“Data” means all data, documentation and information which Seller possesses relating to the Mining Property, the Property Donation Agreement and the Donation Assets, including, by way of illustration and not by limitation: (a) all geological, geochemical and geophysical maps, reports, surveys and tests; (b) deeds, mortgages, ALTA or boundary surveys, licenses, title insurance reports and policies, or equivalent documentation, if any; (c) all drill hole maps, drill logs, drill core, drill cuttings, chip trays, and other samples taken from the Property and the Donation Assets; (d) all engineering and metallurgical reports, studies and tests; (e) all sample and assay logs, maps, reports and tests; (f) all mineral resource and ore reserve calculations, estimates, reports, studies and tests; (g) all anthropological, biological, cultural, hydrologic, environmental, meteorological, and other like reports, studies, surveys and tests; and (h) all other data relating to the Property and the Donation Assets, in each case, including any such data, documentation or information in digital, electronic, magnetic, optical and written format, all of which is unverified, but, in each case, excluding Privileged Documents.

“Deductible” has the meaning set forth in Section 8(d)(ii).

“Defaulting Party” has the meaning set forth in Section 11.

“De Minimis Amount” has the meaning set forth in Section 8(d)(i).

“Designee” has the meaning set forth in Section 3(a).

“Donation Assets” means “Assets,” as defined in the Property Donation Agreement.

“Effective Date” has the meaning set forth in the Preamble.

“Encumbrance” means any lien, pledge, mortgage, indenture, option, royalty, deed of trust, rights granted under a streaming agreement or other alternative financing agreement, security interest, charge, claim, reservation, easement, right-of-way, restriction, servitude, surface use agreement, imperfection of title, right of first offer or first refusal or similar right, encroachment or other similar encumbrance or obligation created in favor of a third party.

“Environmental Laws” means all applicable Laws relating to the protection of human health and safety, the environmental or hazardous or toxic substances or wastes, pollutants or contaminants.

“Governmental Authority” means any federal, state, county, municipal or other governmental department, entity, authority, commission, board, bureau, court, agency or any instrumentality of any of them.

“Indemnitee” has the meaning set forth in Section 8(g).

“Indemnitor” has the meaning set forth in Section 8(g).

“Knowledge of Seller” means the actual knowledge of Jeff Burich, Patrick Malone and Michael McCarthy, without inquiry.

“Law” means any law, enactment, statute, code, ordinance, rule, regulation, formal interpretation, judgment, decree, writ, injunction, franchise, Permit, certificate, license, authorization, agreement, or other direction or requirement of any Governmental Authority now existing or hereafter enacted, adopted, promulgated, entered, or issued applicable to Parties, the Mining Property, the Donation Assets, the Property Donation Agreement or the Data.

“Loss” means, in respect of any matter, all Claims, demands, Proceedings, losses, damages, liabilities, deficiencies, fines, costs and expenses (including reasonable legal and other professional fees and disbursements, interest, penalties and amounts paid in settlement (but excluding punitive, exemplary, aggravated damages, lost opportunity damages and loss of profits), injuries and judgments arising directly or indirectly as a consequence of such matter.

“Mining Property” has the meaning set forth in Recital A.

“Non-Defaulting Party” has the meaning set forth in Section 11.

“NSR” has the meaning set forth in Section 3(b).

“OFAC” means the United States Department of the Treasury, Office of Foreign Assets Control

“Option Agreement” has the meaning set forth in Recital C.

“Parties” has the meaning set forth in the Preamble.

“Party” has the meaning set forth in the Preamble.

“PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, U.S. Public Law 107-56.

“Permit” means any permit, license, approval, consent, ruling, authorization, certification, concession, exemption, variance, notification, waiver, clearance or registration by or with any Governmental Authority.

“Permitted Encumbrance” means: (a) Encumbrances for Taxes, assessments or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith and diligently by appropriate proceedings; (b) Encumbrances of mechanics, carriers, workers, repairers, warehousemen and similar Persons arising or incurred in the ordinary course of business in respect of liabilities that are not yet due or if due and payable, but are unpaid, are being contested in good faith, and in respect of which adequate resources are maintained; (c) matters of public record; (d) any conditions that reasonably would be expected to be shown by a current land survey or search or examination of publicly available information or documents; (e) Environmental Laws; (f) Encumbrances that arise due to zoning, subdivision, entitlement, and other Laws related to land use; (g) royalty interests of public record; (h) the paramount title of the United States; (i) pledges made with respect to Seller Permits; (j) orders of any Governmental Authority; and (k) any Encumbrances set forth in this Agreement, the Property Donation Agreement or the Related Agreements.

“Person” means any natural or artificial legal entity whatsoever, including any individual, general partnership, limited partnership, unincorporated association, sole proprietorship, corporation, limited liability company, trust, business trust, real estate investment trust, joint venture, or Government Authority.

“Privilege” has the meaning set forth in Section 2(c)(i).

“Privileged Documents” has the meaning set forth in Section 2(c)(i).

“Proceeding” means any action, Claim, counterclaim, suit, governmental investigation or inquiry, or other proceeding.

“Property Donation Agreement” means the Property Donation Agreement dated April 14, 2006, among the Seller and the South Dakota Governmental Authorities.

“Purchased Assets” has the meaning set forth in Recital A.

“Purchaser” has the meaning set forth in the Preamble.

“Purchaser Indemnitees” has the meaning set forth in Section 8(c).

“Quitclaim Deed” means the Quitclaim Deed in the form of Exhibit D.

“Related Agreements” means the Assignment and Assumption, the Bill of Sale, the Quitclaim Deed and the Royalty Deed.

“Representative” means, with respect to any Person, any and all directors, officers, members, managers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Royalty Deed” means the Royalty Deed for the NSR in the form of Exhibit E.

“Sanctions” means sanctions administered or enforced by OFAC, or other relevant sanctions authority.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Seller” has the meaning set forth in the Preamble.

“Seller Director” has the meaning set forth in Section 2(d).

“Seller Indemnitees” has the meaning set forth in Section 8(a).

“Seller Permits” means the Permits held by the Seller or its Affiliates related to the Mining Property.

“South Dakota Governmental Authorities” has the meaning set forth in Recital B.

“Tax” means all federal, state, local, foreign and other income, gross receipts, sales, use, severance, depletion, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges in the nature of a tax of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Transfer” means to, directly or indirectly, sell, transfer, assign, convey, dispose or otherwise grant a right, title or interest (including a joint venture interest or an expropriation or other transfer required or imposed by Law or any Governmental Authority, whether voluntary or involuntary), or to abandon, surrender or otherwise relinquish a right, title or interest.

(b)           Interpretation. In this Agreement:

(i) unless the context otherwise clearly requires, (A) references to the plural include the singular, and references to the singular include the plural, (B) references to one gender include the other gender, (C) the words “include,” “includes,” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation,” (D) the terms “hereof,” “herein,” “hereunder,” “hereto,” and similar terms refer to this entire Agreement and not to any particular provision of this Agreement, unless the provision otherwise provides, (E) “or” is used in the inclusive sense of “and/or,” (F) if a word or phrase is defined, then its other grammatical or derivative forms have a corresponding meaning; (G) a reference to Law or a statute, code, act, legislation, or to a provision thereof includes a modification, amendment, or substitution thereof or any successor Law, the rules and regulations promulgated thereunder, and the formal interpretations issued in accordance therewith; and (H) unless otherwise specified, the terms “day” and “days” mean and refer to calendar day(s);

(ii) unless otherwise specified, any reference to any document, instrument or agreement (including a reference to this Agreement) (A) includes and incorporates all exhibits, schedules, and other attachments thereto, (B) includes and incorporates all documents, instruments, deeds, or agreements issued or executed in connection therewith or in replacement thereof, and (C) means such document, instrument, deed, or agreement, or replacement or predecessor thereto, as amended, modified, or supplemented from time to time in accordance with its terms and in effect at the relevant time (except to the extent prohibited by this Agreement or such other agreement or document);

(iii) unless otherwise specified, all references to articles, sections, schedules and exhibits are to the Articles, Sections, and Exhibits of this Agreement;

(iv) the headings of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement; and

(v) the Parties acknowledge that they and their respective legal counsel have reviewed and participated in negotiating and settling the terms of this Agreement, including the Related Agreements, and agree that no inference shall be drawn in favor of or against any Party by virtue of the fact that they or their respective legal counsel were or were not principally responsible for drafting this Agreement and the Related Agreements.

2.            Purchase and Sale; Assignment and Assumption.

(a)           Purchased Assets. Subject to the terms and conditions of this Agreement and the Related Agreements, at the Closing the Seller shall sell and Transfer and the Purchaser shall purchase and acquire, the Purchased Assets as of the Closing Date free and clear of any Encumbrances arising by, through or under Seller, except for Permitted Encumbrances.

(b)           Assumed Liabilities. Subject to the terms and conditions of this Agreement and the Related Agreements, at the Closing, the Seller shall assign to the Purchaser, and the Purchaser shall assume the Assumed Liabilities.

(c)           Limitations.

(i)       Privilege. All communications and other documents exchanged between the Seller or its Affiliates and legal counsel (including, as applicable, internal legal counsel) providing legal advice to the Seller and its Affiliates, including documents and communications relating to the this Agreement, the Property Donation Agreement, the Related Agreements, the Mining Property and the Donation Assets, and files maintained by legal counsel as a result of providing legal advice to the Seller or its Affiliates (the “Privileged Documents”), that are subject to attorney-client privilege, any similar privilege, or that constitute attorney work product (as applicable, a “Privilege”), specifically are excluded from the Data and shall be and remain the property of the Seller its Affiliates, as applicable. Neither the Seller nor its Affiliates intend to waive any applicable Privilege, and any disclosure of any Privileged Documents, whether in the Data or otherwise, shall be deemed to be inadvertent. Accordingly, the Purchaser, on its behalf and on behalf of its Affiliates and its and their respective Representatives acknowledges and agrees that a disclosure of any Privileged Documents will not constitute a waiver of such Privilege, and the Person receiving any such Privileged Documents promptly shall return to the Seller, or with the consent of the Seller, destroy, such Privileged Documents.

(ii)       Data. All Data provided to, or made available to the Purchaser under this Agreement or prior to the Effective Date, is provided without representation or warranty and is at the sole risk of the Purchaser. Such information is provided “AS IS, WHERE IS” AND WITH ALL FAULTS, AND THE SELLER AND ITS AFFILIATES EXPRESSLY DISCLAIM THE ACCURACY OR COMPLETENESS OF ALL DATA, AND ALL EXPRESS OR IMPLIED WARRANTIES CONCERNING THE SAME, AND EXPRESSLY EXCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

(iii)     Permits. Purchaser, at its cost and expense, shall have the sole responsibility to, and shall, Transfer the Seller Permits to the Purchaser as of the Closing Date. In the event the Purchaser desires to amend, modify or revise any Seller Permits, or obtain additional Permits: (A) such amendments, modifications or revisions, or any action to obtain additional Permits, shall only be made following Closing; and (ii) the Purchaser shall be solely responsible for such amendments, modifications or revisions, or any action to obtain additional Permits, and shall be solely liable for and shall pay all related fees and other costs, including the cost of posting any bonds or other financial assurances related to any such amendments, modifications or revisions, or any action to obtain additional Permits. Any actions by the Purchaser or any Affiliate of the Purchaser, to which the Seller Permits may be Transferred, to amend, modify or revise any Seller Permits, or to obtain additional Permits, is subject to the rights of the Seller under the Quitclaim Deed.

(iv)     Trade Name. Purchaser shall not use the term “Homestake” or any confusingly similar term in any trademark, trade name, service mark, trade dress, logo, copyright, domain name, or corporate, company or business name; provided that Purchaser may use the term “Homestake” when referring to the Mining Property or the mining operations conducted on the Mining Property.

(d)           Nomination of Seller Director. Purchaser hereby grants to Seller the right to nominate a director to the Board of Directors (the “Seller Director”). Seller shall inform Purchaser in writing not less than two (2) Business Days prior to the Closing Date whether Seller will exercise its right to nominate Seller Director, together with the name of the Seller Director.

3.            Consideration.

In consideration of the purchase of the Purchased Assets and the assumption of the Assumed Liabilities, at the Closing Purchaser shall deliver to the Seller the following (the “Consideration”):

(a)           Dakota Shares. 3,000,000 Dakota Shares (the “Consideration Shares”) to be issued to the Seller or a direct or indirect affiliate of the Seller identified by the Seller to the Purchaser in writing not less than two days prior to the anticipated Closing Date (the “Designee”), which Consideration Shares shall be (i) registered in the name of the Designee in book-entry form by the Purchaser’s transfer agent and (ii) bear a customary restrictive legend reflecting the issuance of the Consideration Shares in a transaction exempt from registration under the Securities Act;

(b)           NSR. A 2.5% net smelter returns royalty (the “NSR”) on the production of minerals from the properties set forth in the Royalty Deed, dated as of the Closing Date; and

(c)           Operating Indemnity. The indemnity included in the Quitclaim Deed, dated as of the Closing Date.

4.            Closing.

Closing shall take place at a location mutually agreed by the Parties, and at a date and time mutually agreed by the Parties (the “Closing”), but in any event not later than thirty (30) days after the Effective Date (the “Closing Date”).

(a)           Seller Closing Deliverables. At Closing, the Seller shall deliver or cause to be delivered to the Purchaser the following:

(i)       The Quitclaim Deed for the Mining Property, duly executed by the Seller;

(ii)	The Bill of Sale for the Data, duly executed by the Seller;

(iii)	The Assignment and Assumption for the Assumed Liabilities, duly executed by the Seller;

(iv)	The Royalty Deed for the NSR, duly executed by the Seller;

(v)	A certificate of the Seller repeating its representations and warranties, except as noted thereon, in the form of Exhibit F;

(vi)	A completed form W-9 and

(vii)    all such other assurances, consents, agreements, documents and instruments as reasonably may be required by the Purchaser to consummate the transactions contemplated in this Agreement and the Related Agreements.

(b)           Purchaser Closing Deliverables. At Closing, the Purchaser shall deliver or cause to be delivered to the Seller the following:

(i)       A stock certificate or a Direct Registration Statement from the Purchaser’s transfer agent, representing the Consideration Shares, issued in the name of the Seller or the Designee, as applicable;

(ii)	The Bill of Sale for the Data, duly executed by the Purchaser;

(iii)	The Assignment and Assumption for the Assumed Liabilities, duly executed by the Purchaser;

(iv)	The Royalty Deed for the NSR, duly executed by the Purchaser;

(v)      The Quitclaim Deed for the Mining Property, duly executed by the Purchaser and JR Resources Corp., a Nevada corporation, and in proper form for recording;

(vi)     Certificates of such resolutions evidencing the Purchaser’s existence, power and authority to enter into and execute this Agreement and to consummate the transactions herein contemplated;

(vii)    A certificate of the Purchaser repeating its representations and warranties, except as noted thereon, in the form of Exhibit G;

(viii)   all such other assurances, consents, agreements, documents and instruments as reasonably may be required by the Purchaser or the Purchaser’s title company to consummate the transactions contemplated in this Agreement and the Related Agreements.

(c)           Election of Seller Director. In the event that Seller exercises its right to nominate the Seller Director pursuant to Section 2(d), on and as of the Closing Date, Purchaser shall cause the Seller Director to be elected to the Board of Directors.

(d)           Simultaneous Transactions. The transactions and all deliveries contemplated in this Agreement shall be deemed to occur simultaneously on the Closing Date, and none shall be deemed completed until all are completed.

(e)           Taxes and Fees. Except for federal income Tax obligations related to the transactions set forth in this Agreement for which the Seller is responsible, the Purchaser shall be solely liable for and shall pay all applicable sales, transfer, use, stamp, conveyance, value-added, real property transfer, recording, and other similar Taxes, if any, together with all recording or filing fees, notarial fees and other similar costs of Closing, that may be imposed upon, or payable, collectible or incurred in connection with the transactions contemplated in this Agreement.

(f)            Recordation. The Purchaser shall be solely responsible for recording the Quitclaim Deed with the appropriate Governmental Authorities, and shall be solely liable for and shall pay all related recording fees and other costs, fees and expenses. The Seller shall be solely responsible for recording the Royalty Deed with the appropriate Governmental Authorities.

(g)           Unpaid Taxes. The Purchaser shall be responsible for and shall pay to the applicable Governmental Authorities all unpaid Taxes of any nature with respect to the Mining Property.

(h)           Possession. The Purchaser shall be granted full and exclusive possession of the Mining Property at Closing.

5.            Seller’s Representations and Warranties.

The Seller represents and warrants to the Purchaser as of the Effective Date and as of the Closing Date as follows:

(a)           Incorporation and Qualification. The Seller is a corporation incorporated and in good standing under the Laws of California and has the corporate power to enter into and perform its obligations under this Agreement and the Related Agreements to which the Seller is a party.

(b)           Corporate Authority. The execution and delivery of and performance by the Seller of this Agreement and the Related Agreements to which the Seller is a party, the transfer of the Purchased Assets by the Seller to the Purchaser, and the assignment of the Assumed Liabilities from the Seller to the Purchaser have been authorized by all necessary corporate action on the part of the Seller.

(c)           No Violation or Breach. The execution and delivery of and performance by the Seller of this Agreement and the Related Agreements to which it is a party:

(i)       does not conflict with the articles of incorporation or bylaws of the Seller;

(ii)      does not violate in any material respect any Law applicable to the Seller or the Purchased Assets; and

(iii)     to the Knowledge of Seller, does not (or would not with the giving of notice or the lapse of time) result in a material breach or material violation of or a conflict in any material way with, or allow any other person or entity to exercise any rights under any contracts or instruments directly related to the Purchased Assets to which the Seller is a party.

(d)           Execution and Binding Obligation. This Agreement and each of the Related Agreements to which the Seller is a party has been duly executed and delivered by the Seller and constitutes a legal, valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, subject only to any limitation under applicable Laws relating to (i) bankruptcy, winding-up, insolvency, arrangement and other Laws of general application affecting the enforcement of creditors’ rights, and (ii) the discretion that a court may exercise in the granting of equitable remedies.

(e)           Filings, Consents and Approvals. To the Knowledge of Seller, the Seller is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Governmental Authority or other person or entity in connection with the execution, delivery and performance by the Seller of this Agreement or any of the Related Agreements to which it is a party, other than (i) filings required by state or federal securities laws (including the Securities Act and the Securities Exchange Act), if applicable, (ii) those that have been made or obtained prior to the date of this Agreement, (iii) approvals for the assignment of the Donation Agreement, (iv) the recording of the Memorandum of Option and the Quitclaim Deed; and (v) approvals for the Transfer of any Permits.

(f)            Title to the Purchased Assets. The Seller (i) owns the Purchased Assets free and clear of any Encumbrances arising by, through or under the Seller, except for Permitted Encumbrances; and (ii) except for Permitted Encumbrances, to the Knowledge of Seller, there are no outstanding options, rights of first offer or first negotiation or rights of first refusal in favor of any other party to acquire an interest in the Mining Property, and the Seller has not granted any currently exercisable option or other right to acquire an interest in the other Purchased Assets or the Property Donation Agreement; provided that the Seller has not reviewed the Data and makes no representation or warranty as to the accuracy or completeness of any of the Data or that the Data delivered to the Purchaser constitutes all of the documents related to the Mining Property, the Property Donation Agreement or the Donation Assets; and (iii) has not received written notice of any, and to the Knowledge of Seller, there are no pending or threatened condemnation proceedings or proposed actions or agreements for taking in lieu of condemnation with respect to any portion of the Mining Property.

(g)           No Action. Owner has not received written notice of any, and to the Knowledge of Seller, there are no Proceedings which would prevent the consummation of the transactions contemplated by this Agreement or the Related Agreements to which Seller is a party, nor is there any Proceeding or Claim related to the Mining Property, including, without limitation, the title or environmental status of the Mining Property.

(h)           OFAC. The Seller is not listed on the list maintained by OFAC (commonly known as the OFAC List) or otherwise qualify as a terrorist, specially designated national and blocked person or a person with whom business by a United States citizen or resident is prohibited. The Seller is not in violation of any anti-money laundering or anti-terrorism statute, including the PATRIOT Act, and the related regulations issued thereunder, including temporary regulations, and Executive Orders (including Executive Order 13224) issued in connection therewith, all as amended from time to time. Neither the Seller nor any of its Affiliates or, to its knowledge, any director, officer, employee, agent or representative of the Seller, is a Person currently the subject of any Sanctions. The Seller has not knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any Person, or in any country or territory, that is the subject of Sanctions.

(i)            Consideration Shares. The Seller, on its behalf and on behalf of its Designee, if any, represents and warrants that it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and it is acquiring the Consideration Shares for its own account and not with a view to the distribution thereof. Seller, on its behalf and on behalf of its Designee, if any, understands that the Consideration Shares have not been and will not be registered under the Securities Act, will bear a restrictive legend, and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available. The Seller, on its behalf and on behalf of its Designee, if any, further represents and warrants that it will not Transfer any Consideration Shares or any interest therein except in a transaction exempt from or not subject to the registration requirements of the Securities Act. The Seller, on its behalf and on behalf of its Designee, if any, represents that (i) it has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of the acquisition of the Consideration Shares and (ii) it has been granted the opportunity to ask questions of, and receive satisfactory answers from, representatives of Purchaser concerning the business affairs and financial condition of the Purchaser and its Affiliates, and has had the opportunity to obtain and has obtained any additional information which it deems necessary regarding such purchase, and that the Purchaser is not required to register the Consideration Shares.

(j)            Disclaimer. Except as specifically set forth in this Section 5:

(i)       Except as expressly set forth herein, the Seller makes no representations or warranties of any kind or nature, express or implied, at Law or in equity, and there are no implied conditions in respect of the Seller, or any of its assets, liabilities or operations, or with respect to the Purchased Assets or the Assumed Liabilities, including without limitation, any warranties express or implied with respect to the sufficiency, merchantability or fitness for any particular purpose of any of the Purchased Assets or the Assumed Liabilities, or compliance with applicable Laws, including Environmental Laws, and all such representations, warranties or conditions hereby are expressly disclaimed.

(ii)      The Purchaser hereby acknowledges and agrees that the Purchaser is purchasing the Purchased Assets and the Assumed Liabilities on an “as-is, where-is” basis, with all faults.

(iii)     WITHOUT LIMITING THE FOREGOING, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER CONCERNING THE EXISTENCE OR STATUS OF ANY MINES OR WORKINGS WITHIN THE AREA COVERED BY THE MINING PROPERTY OR THE PROPERTIES COVERED BY THE PROPERTY DONATION AGREEMENT, INCLUDING THE EXISTENCE AND STATUS OF ANY ABANDONED MINES OR WORKINGS, THE STATUS OF ANY ROYALTIES OR THE EXISTENCE OR STATUS OF ANY UNRECORDED RIGHTS TO ANY ROYALTIES, THE EXISTENCE, NATURE, LOCATION, AMOUNT OR VALUE OF ANY MINERALIZATION, MINERAL RESERVES OR RESOURCES, THE ABILITY TO EXTRACT, PROCESS, OR SELL MINERALS BY ANY MEANS, WHETHER ANY NECESSARY PERMITS CAN BE OBTAINED IN A TIMELY MANNER OR AT ALL, WHETHER ANY MINING CAN BE DONE ECONOMICALLY OR AT ALL, OR THAT THERE WILL BE NO THIRD PARTY CHALLENGE TO THE ISSUANCE OF ANY REQUIRED PERMIT OR ENVIRONMENTAL IMPACT STATEMENT REQUIRED FOR OPERATIONS WITH RESPECT TO THE MINING PROPERTIES OR THE PROPERTIES COVERED BY THE PROPERTY DONATION AGREEMENT, OR THAT THERE ARE NO RIGHTS (INCLUDING ROYALTIES, ACCESS RIGHTS, INFORMATION RIGHTS, RECONVEYANCE RIGHTS, REVERSIONARY RIGHTS OR OTHER RIGHTS OF PREDECESSORS IN INTEREST) RFELATED TO THE MINING PROPERTY OR THE PROPERTIES COVERED BY THE PROPERTY DONATION AGREEMENT.

6.            Purchaser’s Representations and Warranties.

The Purchaser represents and warrants to the Seller as of the Effective Date and as of the Closing Date as follows:

(a)            Incorporation and Qualification. The Purchaser is a corporation incorporated and in good standing under the Laws of the State of Nevada and has the corporate power to enter into and perform its obligations under this Agreement and the Related Agreements to which the Purchaser is a party;

(b)            Corporate Authority. The execution and delivery of and performance by the Purchaser of this Agreement and each of the Related Agreements to which the Purchaser is a party, the transfer of the Purchased Assets from the Seller to the Purchaser, and the assumption of the Assumed Liabilities by the Purchaser, have been authorized by all necessary corporate action on the part of the Purchaser;

(c)            No Violation or Breach. The execution and delivery of and performance by the Purchaser of this Agreement and the Related Agreements to which it is a party:

(i)       does not conflict with the articles of incorporation or bylaws of the Purchaser;

(ii)       does not violate in any material respect any Law applicable to the Purchaser; and

(iii) does not (or would not with the giving of notice or the lapse of time) result in a material breach or material violation of or a conflict in any material way with, or allow any other person or entity to exercise any rights under any contracts or instruments to which the Purchaser is a party.

(d)           Execution and Binding Obligation. This Agreement and each of the Related Agreements to which the Purchaser is a party has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against it in accordance with its terms subject only to any limitation under applicable Laws relating to (i) bankruptcy, winding-up, insolvency, arrangement and other Laws of general application affecting the enforcement of creditors’ rights, and (ii) the discretion that a court may exercise in the granting of equitable remedies.

(e)           Capitalization.

(i)       The authorized capital of the Purchaser consists of 75,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which [●] Dakota Shares, no shares of preferred stock, and derivative securities to purchase up to [●] shares of common stock are issued and outstanding as of [●], 20[__]; and

(ii)      On a fully diluted basis, the Purchaser has a sufficient number of authorized Dakota Shares to issue the Consideration Shares without exceeding the number of shares authorized under Purchaser’s articles of incorporation.

(f)            Filings, Consents and Approvals.

(i)       The Purchaser is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Governmental Authority or other person or entity in connection with the execution, delivery and performance by the Purchaser of this Agreement or any of the Related Agreements to which it is a party, other than (A) filings required by applicable securities Laws (including the Securities Act and the Securities Exchange Act), and (B) those that have been made or obtained prior to the date of this Agreement; and

(ii)      During the last 12 months, the Purchaser has filed in a timely manner all disclosures, reports and other filings required to be filed by it under applicable securities Laws, including the Securities Act and the Securities and Exchange Act (the “Securities Filings”) in all jurisdictions in which such Securities Filings are required to be filed and with all securities exchanges where the Purchaser’s securities are traded, and all such Securities Filings are true and accurate in all material respects.

(g)           Financial Capability.

(i)       From the Effective Date, and thereafter through the Closing, the Purchaser shall maintain sufficient financial resources and capabilities to pay the Consideration; and

(ii)      Payment of the Consideration will not leave the Purchaser insolvent, thinly capitalized (as determined by generally acceptable accounting principles applied on a consistent basis), or unable to meet its commitments, financial or otherwise, as they become due.

(h)           Issuance of the Consideration Shares. The issuance of the Consideration Shares has been duly authorized and, when issued, the Consideration Shares will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances.

(i)            The Purchaser is not listed on the list maintained by OFAC (commonly known as the OFAC List) or otherwise qualify as a terrorist, specially designated national and blocked person or a person with whom business by a United States citizen or resident is prohibited. The Purchaser is not in violation of any anti-money laundering or anti-terrorism statute, including the PATRIOT Act, and the related regulations issued thereunder, including temporary regulations, and Executive Orders (including Executive Order 13224) issued in connection therewith, all as amended from time to time. Neither the Purchaser nor any of its Affiliates or, to its knowledge, any director, officer, employee, agent or representative of the Seller, is a Person currently the subject of any Sanctions. The Purchaser has not knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any Person, or in any country or territory, that is the subject of Sanctions.

(j)            Independent Review.

(i)       The Purchaser and its Affiliates, and its and their respective Representatives, have had sufficient access to and opportunity to review the Purchased Assets and the Assumed Liabilities and to ask questions of the management representatives and professional advisors of the Seller, as necessary for the Purchaser to investigate, analyze, and evaluate the Purchased Assets and the Assumed Liabilities and to make its and their independent decision to acquire the acquire the Purchased Assets and assume the Assumed Liabilities and to consummate the transactions contemplated by this Agreement and the Related Agreements to which the Purchaser is a party.

(ii)      In making the decision to enter into this Agreement and the Related Agreements to which the Purchaser is a party, and to consummate the transactions contemplated herein and therein, the Purchaser has conducted its own independent investigation, analysis, and evaluation of the Purchased Assets and the Assumed Liabilities (including the Purchaser’s own estimate and appraisal of the extent, location and value of mineralization, mineral resources and reserves, undeveloped properties, and environmental obligations), and the f inancial condition of, operations, and prospects for, the Mining Property and the properties included in the Donation Assets.

7.            Data.

Without any obligation to investigate or review, to the extent that the Seller locates or receives any documents and/or information that constitute Data after the Closing Date, it will deliver those documents and/or information to the Purchaser as soon as reasonably practicable.

8.            Indemnity.

(a)           Purchaser Indemnification. Subject to the Quitclaim Deed, the Purchaser shall indemnify, defend and hold harmless the Seller and its Affiliates and its and their respective Representatives (collectively, the “Seller Indemnitees") against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to or by reason of:

(i)      any material inaccuracy in or material breach of any of the representations or warranties of the Purchaser contained in this Agreement as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); provided that the materiality requirement in this Section 8(a)(i) shall not apply to representations or warranties that, in accordance with their provisions, are subject to a materiality standard or

(ii)      any material breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Purchaser pursuant to this Agreement.

(b)      Limitations to Purchaser Indemnification. Subject to the Quitclaim Deed, the aggregate liability of the Purchaser to the Seller Indemnitees for indemnification pursuant to Section 8(a) in no event shall exceed the value of the Consideration Shares as determined as of the Closing Date.

(c)      Seller Indemnification. The Seller shall indemnify, defend and hold harmless the Purchaser and its Affiliates and its and their respective Representatives (collectively, the “Purchaser Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Purchaser Indemnitees based upon, arising out of, with respect to or by reason of:

(i)      any material inaccuracy in or material breach of any of the representations or warranties of the Seller contained in this Agreement as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date); provided that the materiality requirement in this Section 8(c)(i) shall not apply to representations or warranties that, in accordance with their provisions, are subject to a materiality standard; or

(ii)      any material breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Seller pursuant to this Agreement.

(d)      Limitations to Seller Indemnification. The indemnification provided by the Seller to the Purchaser Indemnitees pursuant to Section 8(c) shall be subject to the following limits:

(i)      the amount finally agreed or adjudicated of any such individual Loss of a Purchaser Indemnitee subject to indemnification by the Seller under this Agreement must exceed $10,000 (the “De Minimis Amount”);

(ii)      the aggregate amount of Losses of the Purchaser Indemnitees subject to indemnification by the Seller under this Agreement must exceed $70,000 (the “Deductible”), provided that (A) any individual amount used to calculate the Deductible shall be no less than the De Minimis Amount, and (B) once the Deductible has been exceeded, the Purchaser shall only be entitled to require payment on such indemnities on the portion of Losses that exceeds the Deductible;

(iii)      any Claims of the Purchaser Indemnitees arising out of similar facts, matters or circumstances will not be treated as separate Claims; and

(iv)      notwithstanding any provision in this Agreement to the contrary, but subject to the Quitclaim Deed the aggregate amount of all Claims of the Purchaser Indemnitees subject to indemnification by the Seller under this Agreement shall not exceed 10% of the total value of the Consideration Shares as of the Closing.

(e)      Damages Limitations. In no event shall the Purchaser be liable to any Seller Indemnitee, and in no event shall the Seller be liable to any Purchaser Indemnitee, as applicable, for any punitive, incidental, consequential, special or indirect damages, including loss of future revenue or income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement, or diminution of value or any damages based on any type.

(f)      Survival. Subject to the provisions in the Quitclaim Deed governing the survival period of the indemnification obligations therein, the indemnification obligations of the Purchaser to the Seller Indemnitees, and the indemnification obligations of the Seller to the Purchaser Indemnitees, as applicable, under this Section 8 shall terminate in all respects two hundred and seventy (270) calendar days following the earlier of the termination this Agreement and the Closing Date, after which such indemnification obligation automatically shall cease. For purposes of clarity, the survival period for the indemnification obligations in the Quitclaim Deed shall be governed by the Quitclaim Deed.

(g)      Procedure. Promptly after receipt by a Party entitled to indemnification hereunder (the “Indemnitee”) of written notice of the assertion or the commencement of any Claim subject to indemnification under this Section 8, the Indemnitee shall give written notice thereof to the Purchaser or the Seller, as applicable (the “Indemnitor”), and thereafter shall keep the Indemnitor reasonably informed with respect thereto; provided, however, that failure of the Indemnitee to give the Indemnitor notice as provided in this Section shall not relieve the Indemnitor of its obligations hereunder except to the extent that the Indemnitor is prejudiced thereby. If any third person commences any Proceeding against any Indemnitee, the Indemnitor shall be entitled to participate in such Proceeding and, at its option, assume the defense thereof with counsel reasonably satisfactory to the Indemnitee, at the Indemnitor’s sole expense; provided, however, that the Indemnitor shall not have the right to assume the defense of any Proceeding if (i) the Indemnitee shall have one or more legal or equitable defenses available to it which are different from or in addition to those available to the Indemnitor, and, in the reasonable opinion of the Indemnitee, counsel for the Indemnitor could not adequately represent the interests of the Indemnitee because such interests could be in conflict with those of the Indemnitor, ( ii) such Proceeding is reasonably likely to have a material adverse effect on any other matter beyond the scope or limits of the indemnification obligation of the Indemnitor, or (iii) the Indemnitor shall not have assumed the defense of the Proceeding in a timely fashion (but in any event within 30 days of written notice of such Proceeding). If the Indemnitor shall assume the defense of any Claim, the Indemnitee shall be entitled to participate in any Proceeding at its expense, and the Indemnitor shall not settle such Proceeding unless the settlement shall include as an unconditional term thereof the giving by the claimant or the plaintiff of a full and unconditional release of the Indemnitee from all liability with respect to the matters that are subject to such Proceeding and to which Indemnitee is entitled to indemnification hereunder, or otherwise shall have been approved reasonably by the Indemnitee.

(h)      Sole Remedy. Subject to the Quitclaim Deed, the rights to indemnification provided for in this Section 8 shall be the sole and exclusive remedy of the Purchaser Indemnitees and the Seller Indemnitees, as the case may be, for any Claims or Losses of any nature under this Agreement.

9.       Conditions of Closing.

(a)      Conditions for the Benefit of the Purchaser. The transactions contemplated in this Agreement and the Related Agreements are subject to the following conditions to be fulfilled or performed, on or before the Closing Date, which conditions are for the exclusive benefit of the Purchaser and may be waived, in whole or in part, by the Purchaser in its sole discretion:

(i)      The covenants, representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as if such covenants, representations and warranties had been made on and as of such date; provided that the materiality requirement in this Section 8(a)(i) shall not apply to covenants, representations and warranties that, in accordance with their provisions, are subject to a materiality standard;

(ii)      The Seller shall have obtained the consent of the South Dakota Governmental Authorities for the assignment of the Property Donation Agreement to the Purchaser; and

(iii)      All other consents, approvals and waivers required to Transfer the Purchased Assets to the Purchaser shall have been obtained on terms acceptable to the Purchaser, acting reasonably.

(b)      Conditions for the Benefit of the Seller. The purchase and sale of the Purchased Assets is subject to the following conditions to be fulfilled or performed, on or before the Closing Date, which conditions are for the exclusive benefit of the Seller and may be waived, in whole or in part, by the Seller in its sole discretion:

(i)      The covenants, representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as if such covenants, representations and warranties had been made on and as of such date; provided that the materiality requirement in this Section 9(b)(i) shall not apply to covenants, representations and warranties that, in accordance with their provisions, are subject to a materiality standard;

(ii)      The Purchaser shall deliver to the Seller a copy of the resolution of the directors of the Purchaser approving the transactions contemplated in this Agreement and the Related Agreements; and

(iii)      All consents, approvals and waivers required to acquire the Purchased Assets and assume the Assumed Liabilities from the Seller shall have been obtained on terms acceptable to the Seller, acting reasonably.

10.       Casualty; Condemnation.

Seller shall bear the risk of any loss or damage to the Mining Property resulting from condemnation, fire or other casualty at all times prior to Closing. In the event of any such loss or damage, there will be no adjustment in the Consideration on account of such loss or damage but all insurance proceeds and condemnation awards payable as a result of the occurrence of the event resulting in such loss or damage shall be delivered by Seller to Purchaser, or the rights to such proceeds shall be assigned by Seller to Purchaser if not yet paid over to Seller, in each case contingent upon the occurrence of Closing.

11.       The Purchaser’s Remedies for the Seller’s Default.

In the event that either Party (, as applicable, the “Defaulting Party”) shall default in performance of its obligations under this Agreement, or if the Defaulting Party’s representations and warranties contained in this Agreement shall fail to be true in any material and adverse respect when made, or as of the Closing, which default continues for ten (10) Business Days following written notice thereof from the other Party (as applicable, the “Non-Defaulting Party”) then, at the Non-Defaulting Party’s option, the Non-Defaulting Party shall have the right to elect any of the following remedies hereunder: (a) the Non-Defaulting Party may terminate this Agreement and thereafter, except as otherwise specifically set forth in this Agreement (including in Section 8), neither the Non-Defaulting Party nor the Defaulting Party shall have any further obligations under this Agreement; (b) the Non-Defaulting Party may seek all remedies at equity, including, without limitation, specific performance of this Agreement; or (c) the Non-Defaulting Party may seek applicable rights to indemnification from the Defaulting Party in accordance with Section 8.

12.       Termination.

This Agreement may, by notice in writing given at or prior to the Closing Date, be terminated by mutual consent of the Seller and the Purchaser.

13.       Brokers.

Each Party represents and warrants to the other that that it has not had, and shall not have, any dealings with (and it has not engaged and will not engage) any third party to whom the payment of any broker’s fee, finder’s fee, commission or other similar compensation shall or may become due or payable in connection with the transactions contemplated hereby. It is agreed that if any claims for brokerage commissions or fees are ever made against the Seller or the Purchaser, all such claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim. Each Party shall indemnify, defend and hold the other Party harmless from any and all claims for commissions or fees by brokers made against the other party, and resulting loss, cost (including reasonable attorneys’ fees) and damages, which claim shall have arisen out of any written document or alleged oral agreement entered or purported to have been entered into by the indemnifying Party and the person claiming such commission, with respect to the transaction contemplated by this Agreement.

14.       Maintenance of Property; Title.

(a)      Maintenance of the Property. The Seller shall make all payments of Taxes, royalties, land-holding costs, claim maintenance and similar fees, lease payments and other payments that are due as of the Effective Date or become due from and after the Effective Date until the Closing Date and that are required for the Seller to maintain its interest in the Mining Property, except to the extent such payments are being contested pursuant to a good faith dispute.

(b)      No Encumbrances. From and after the Effective Date until the Closing Date, the Seller shall not create or allow any Encumbrances arising by, through or under Seller on the Mining Property, except for Permitted Encumbrances.

15.       Enurement.

This Agreement becomes effective on the Effective Date. After the Effective Date, this Agreement will be binding upon and enure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns. Except as otherwise set forth in this Agreement or the Related Agreements, neither this Agreement nor the Related Agreements nor any of the rights or obligations under this Agreement or the Related Agreements, including any right to payment, may be assigned or transferred, in whole or in part, by either Party without the prior written consent of the other Party.

16.       Entire Agreement.

This Agreement, together with the Related Agreements, constitutes the entire agreement between the Parties with respect to the transactions contemplated in this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to such transactions. Except as specifically set forth in this Agreement, the Parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.

17.       Waiver.

No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right it may have.

18.       Further Assurances.

Each of the Parties covenants and agrees to take reasonable commercial efforts to do such things and to execute such further conveyances, transfers, documents and assurances as may be deemed necessary or advisable from time to time in order to effectively transfer the Purchased Assets to the Purchaser and carry out the terms and conditions of this Agreement in accordance with their true intent.

19.       Severability.

If any provision of this Agreement is determined to be illegal, invalid or unenforceable, by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

20.       Governing Law; Jurisdiction.

(a) This Agreement is governed by, and will be interpreted and construed in accordance with, the Laws of the State of Utah without reference to Utah principles of conflicts of Law; provided that the Quitclaim Deed and the Royalty Deed shall be governed by the laws of the State of South Dakota without reference to South Dakota principles of conflicts of Law.

(b) For all purposes of this Agreement, and for all purposes of any Claim arising out of or relating to the transactions contemplated hereby or for recognition or enforcement of any judgment, the Parties hereby submit to the exclusive jurisdiction of the United States District Court in the State of Utah located in Salt Lake City, Utah, or if that court does not have or will not accept jurisdiction, then the competent state courts of the State of Utah located in Salt Lake City, Utah, and hereby irrevocably and unconditionally agree that all matters with respect to any such Claim may be heard and determined in such court. The Parties agree that a final judgment in any such Claim shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Law. Each of the Parties hereby irrevocably and unconditionally waives, to the fullest extent they may legally and effectively do so , and further agrees not to assert as a defense in any such Proceeding, any Proceeding that such Party is not personally subject to the jurisdiction of such court, that the venue of the Proceeding is brought in an inconvenient forum or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(c) Each Party hereby irrevocably waives all rights to a jury trial in any Proceeding of any kind directly or indirectly arising out of or in any way relating this this Agreement. This jury trial waiver is intended to apply, to the fullest extent permitted by Law, to any and all disputes and controversies that arise out of or in any way relate to any or all of the matters described in the preceding sentence, including without limitation contract Claims, tort Claims, and all other common Law and statutory Claims of any kind or character. This Agreement may be filed in any court of competent jurisdiction as a Party’s written consent to such Party’s waiver of a jury trial.

21.       Counterparts.

This Agreement may be executed in any number of counterparts, each of which is deemed to be an original, and such counterparts together constitute one and the same instrument. Transmission of an executed signature page by facsimile, email or other electronic means is as effective as a manually executed counterpart of this Agreement.

22.       Disclosure.

The Purchaser and the Seller each acknowledge and agree that the other may be required to disclose the terms of this Agreement, as well as a copy of this Agreement, in order to comply with federal securities Laws and hereby consent to such filing(s) as may be required by federal securities Laws.

[REMAINDER OF PAGE LEFT BLANK]

The Parties have executed this Agreement as of the Effective Date.

SELLER:

HOMESTAKE MINING COMPANY OF CALIFORNIA

By:
Name:
Title:

PURCHASER:

DAKOTA TERRITORY RESOURCE CORP.

By:
Name:
Title:

EXHIBIT A

MINING PROPERTY

LEGAL DESCRIPTION

The following described real property located in Lawrence County, South Dakota:

Surface

Lot 3 of Grizzly Gulch Tract (excluding Ryan Tract Revised as shown on Plat Document 2012-4206 and excluding Keller Tract as shown on Plat Document 2019 -4247), including the Morton Lode, M.S. 208, located in Sections 2, 3, 4, 9, 10, 11, 14 and 15, T4N, R3E and Section 34, T5N, R3E, B.H.M., as shown on Plat Document Number 2010 -1746 and comprising 2,025.26 acres, more or less and identified as 26030-00000-030-00;

Open Cut Tract, including the Highland Chief, M.S. 50, located in Sections 27, 28, 29, 32, 33 and 34, T5N, R3E, B.H.M. as shown on Plat Document Number 2006-6682 and comprising 817.40 acres, more or less and identified as APN 26055-00000-000-00;

Sawpit Tract (excluding Sign Lot as shown on Plat Document 2008 -4655 and a portion of Lot B-1A2 as shown on Plat Document 2010-4631, and Lot D of the Sawpit Tract as shown on Plat Document 2016-1775), including the Hidden Treasure, M.S. 49, located in Sections 19, 20, 29 and 30, T5N, R3E, B.H.M., as shown on Plat Document Number 2006-7130 and comprising 480.67 acres, more or less and identified as APN 26070 -00000-000-00;

Tract 1 of the Sawpit Addition to the Town of Central City (excluding Lots 1A, 1B, 2 and 3 of Tract 1 of Sawpit Addition as shown on Plat Document 2008-3880, 2009-1926 & 1025-1396), as shown on Plat Document Number 2007-677 and comprising 26.63 acres, more or less and identified as APN 27900-00100-000-00;

Lot 3, located in Section 28, T5N, R3E, B.H.M., comprising 0.68 acres, more or less and identified as APN-17000-00503-280-00;

General Jackson and Cowboy #1, M.S. 1583, located in Section 28, T5N, R3E, B.H.M., comprising 16.67 acres, more or less and identified as APN 26680-01583-000-00;

Tract G, Tract H, Tract J and Tract K, located in a portion of Placer 252 in Section 28, T5N, R3E, B.H.M., as shown on Plat Document Number 2011-5451 and aggregating 0.40 acres more or less and identified as APN 26280-00252-030-00, 26280-00252-0040-00, 26280-00252-0060-00, 26280-00252-070-00;

Lot 2, Lot 3 and Lot 4, of M.S. 1557, located in the SW/4 Section 3, the SE/4 Section 4, E/2 Section 9 & NW/4 Section 10, T4N, R3E, B.H.M., as shown on Plat Document Number 2005-1092 and aggregating 193.33 acres, more or less and identified as APN 26620-01557-020-00, 26620-01557-030-00, 26620-01557-040-00;

Tract A, Centennial Addition to the Town of Central City, a portion of M.S. 892, as shown on Plat

A-1

Document Number 2006-494 and comprising 24.14 acres, more or less and identified as APN 26020-00000-000-00, 27200-00000-000-00;

Tract D of the Yates Subdivision, (excluding Lot-D1 of Tract D the Yates Subdivision and a portion of Lot 3 of the Grizzly Gulch Tract as shown on Plat Document 2019-4246); and Tract E of the Yates Subdivision, City of Lead, (excluding Lot E-1 of Tract E of the Yates Subdivision as shown on Plat Document 2017-1960), including the Evanston, M.S. 235, as shown on Plat Document 2005-8217 and aggregating 117.19 acres, more or less and identified as APN 26090-00400-000-00, 26090-00500-000-00, 31910-00400-000-00, 31910-00500-000-00;

Tract A, Block 16, Billings Addition to the City of Lead, as shown on Plat Document Number 2007-1490, excluding Lot 1 of Tract 16, Billings Addition to the City of Lead as shown on Plat Document 2020-909, and comprising 24.22 acres, more or less and identified as APN 31210-01600-010-00;

Tract 1, Terraville Addition to the City of Lead, as shown on Plat Document 2009 -3218, comprising 60.12 acres, more or less and identified as APN 31820-00000-000-00;

Lot A of Lot 1, Tract 4, Homestake Addition to the City of Lead, as shown on Plat Document Number 96-1826, comprising 0.443 acres, more or less and identified as APN 31440-00400-001-00;

Lots 1, 2 and 18, Block 1, Washington Addition to the City of Lead, and McCloud Extension, as shown on the Cricks Map of the City of Lead, and identified as APN 31870-00100-200-00, 31870-00100-020-00;

Remainder of Lot 1, Tract 1, of the Homestake Addition to the City of Lead, as shown on Plat Document Number 94-5906 and 2000-3708, comprising 7.25 acres, more or less and identified as APN 31440-00100-001-00;

Tract 2 of the Homestake Addition to the City of Lead including a portion of Lot AB1 and excluding Dog Run Park plat, as shown on Plat Document Number 94 -5906, comprising 39.18 acres, more or less and identified as APN 31440-00200-000-00;

Remainder of Tract 8 of the Homestake Addition to the City of Lead (excluding Tract 1, Terraville Addition to City of Lead as shown on Plat Document 2009 -3218), as shown on Plat Document Number 2007-996 and comprising 41.37 acres, more or less and identified as APN 31440-00800-000-00;

Tract 9 of the Homestake Addition to the City of Lead and vacated portion of Spring Street (excluding Dog Run Park of Tract 9 as shown on Plat Document Number 2009-5880), as shown on Plat Document Number 2007-5814 and comprising 34.39 acres, more or less and identified as APN 31440-00900-000-00;

Remainder of Lot 9, Block 3, Washington Addition to the City of Lead (excluding Lot 9A, Block 3 as shown on Plat Document Number 2007-6394), as described in Book 314 Page 25 and identified as APN 31870-00300-090-10;

A-2

Lot 9A, Block 3, Washington Addition to the City of Lead, as shown on Plat Document Number 2007-6394, comprising 0.19 acres, more or less and identified as APN 31870-00300-090-20;

School Lots, 31 and 32, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M. comprising 12.32 acres, more or less and identified as APN 30075-00031-000-00;

Tract D, McGovern Hill Addition to the City of Deadwood, (excluding Lot D-1 of the McGovern Hill Addition to the City of Deadwood as shown on Plat Document 2019-338) as shown on Plat Document No. 2003-4122 and comprising 3.01 acres, more or less and identified as APN 30610-00000-040-00;

Tract 1, Tract 2 and Lot 6, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 11.54 acres, more or less and identified as APN 30890-00503-270-20;

Remainder of St. James patented lode mining claim, M.S. 754, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 3.25 acres, more or less and identified as APN 30900-00754-000-14;

Remainder of Hunter Lode patented lode mining claim, M.S. 1295, inside City of Deadwood, excluding Lot 1R-A, Lots 1 and 2, located in Section 27, T5N, R3E, B.H.M., comprising 4.32 acres, more or less and identified as APN 30900 -01295-000-80;

Brownie patented lode mining claims, M.S. 1324 and School Lot 22, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 67.76 acres, more or less and identified as APN 30900-01324-000-10 ;

Remainder of Alida #1 and Alida#2 patented lode mining claims, M.S. 1463, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 6.35 acres, more or less and identified as APN 30900-01463-000-00;

Lot 15, Golden Gate, located in Section 29, T5N, R3E, B.H.M., as shown on Plat Document Number 99-1127, comprising .08 acres, more or less and identified as APN 27300-00049-000-00;

Lot 6, located in Section 11, T4N, R3E, B.H.M., comprising ..08 acres, more or less and identified as APN 13000-00403-110-03;

Gold Run Tract, Gold Run Addition to the City of Lead, as shown on Plat Document Number 2005-4941, comprising 7.94 acres, more or less and identified as APN 31400-00000-010-00;

Park Tract, Gold Run Addition to the City of Lead, as shown on Plat Document Number 2005-4941, comprising 11.11 acres, more or less and identified as APN 31400 -00000-020-00;

Tract C-3A of P.C. 51, 62, 64, 108, 252 and 255, and of M.S. 1971, 1441, 1363 and 1608, located in Section 28, T5N, R3E, B.H.M., as shown on Plat Document Number 2005-1326, comprising 11.95 acres, more or less and identified as APN 26200-00051-000-50.

A-3

Mineral – 100%

General Grant, M.S. 675, located in Section 1, T4N, R2E, B.H.M.; Boss lode, M.S. 839, located in Section 6, T4N, R3E, B.H.M.;

Big Sam, Francis, Marseillase, Minnie, Ruby Hill and Glenwood lodes, M.S. 930, located in Section 7, T4N, R3E, B.H.M.;

South Lyon lode, M.S. 935, located in Section 6, T4N, R3E, B.H.M.;

Argenta, Glyn, Lemans, Oro and Oro Fraction lodes, M.S. 1109, located in Sections 12 and 13, T4N, R2E, BH.M.;

West Wedge Fraction, West End, Jackson, Moonlight, Sunrise, Sunset Fraction, Lizzie lodes, M.S. 1114, located in Section 12, T4N, R2E, and Section 7, T4N, R3E, B.H.M.;

Camden, Ford and Georgia lodes, M.S. 1141, located in Sections 34 and 35, T5N, R2E, B.H.M.; Blue and Rocky Lynn lodes, M.S. 1168, located in Section 34, T5N, R2E, B.H.M.;

Buffalo, Deadwood, Link Fraction, May lodes, M.S. 1283, located in Section 33, T5N, R2E, B.H.M.;

Cardinal and Longpoint Fraction lodes, M.S. 1288, located in Section 25, T5N, R2E, B.H.M.;

Ames, Ames Fraction, Cloud, Dick, Ester, Lightning, Thunder lodes, M.S. 1289, located in Sections 27 and 28, T5N, R2E, B.H.M.;

James G. Blaine, M.S. 1349, located in Section 34, T5N, R2E, B.H.M.; Loyd lode, M.S. 1468, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Genessee, Grenada, Peerless, Trenton lodes, M.S. 1616, located in Section 4, T4N, R2E, B.H.M.; Snorter and Snorter Fraction lodes, M.S. 1643, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Maid of Erin, Telegram, Gannon, B&M Fraction lodes, M.S. 1659, located in Sections 33 and 34, T5N, R2E, and Section 3, T4N, R2E, B.H.M.;

Belligerent, Belligerent Fraction, Belligerent No. 3, Belligerent No. 4, Bull Hill Fraction lodes, M.S. 1673, located in Sections 27 and 34, T5N, R2E, B.H.M.;

Marconi lode, M.S. 1792, located in Section 31, T5N, R3E, B.H.M.;

A-4

EXHIBIT B

ASSIGNMENT AND ASSUMPTION

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (Real Property Leases, Agreements, Rights of Way and Easements) (Lawrence County) (this “Assignment”), effective as of [____], 20[__] (“Effective Date”), is from the Homestake Mining Company of California, a California corporation (“Assignor”) whose address is 310 S. Main Street, Suite 1150, Salt Lake City, Utah 84101, to Dakota Territory Resource Corp., a Nevada corporation whose address is 106 Glendale Drive, Suite A, Lead, South Dakota 57754 (“Assignee”).

Recitals

1.            Assignor and Assignee are parties to that certain Asset Purchase Agreement dated [___] (the “Agreement”).

2.            Pursuant to the Agreement, Assignor agreed, among other things, to assign to Assignee all of Assignor’s right, title and interest in, to and under certain assets described in the Agreement (collectively, the “Assigned Assets”), which form part of the Purchased Assets.

3.             Pursuant to the Agreement, the parties to the Agreement agreed, among other things, to cause Assignee to assume all Assumed Liabilities in, under or related to the Assigned Assets.

4.            Assignor and Assignee execute this Assignment with respect to the Assigned Assets in order to fulfill, in part, their obligations under the Agreement.

Assignment and Assumption

For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, and subject to the terms and conditions set forth in the Agreement, Assignor sells, assigns and transfers to Assignee, its successors and assigns forever, all of Assignor’s right, title and interest in, to and under the Assigned Assets, free and clear of all encumbrances other than Permitted Encumbrances, to have and to hold forever.

As of the Effective Date, Assignees accept the assignment, and assume and agree to perform and satisfy all Assumed Liabilities in, under or related to the Assigned Assets.

Notwithstanding the foregoing, to the extent that the sale, assignment and transfer of any Assigned Asset pursuant to this Assignment requires prior consent or approval of any person or governmental authority, and such consent or approval has not been obtained prior to or on the Effective Date, then the sale, assignment and transfer of any such Assigned Asset pursuant to this Assignment shall not be effective until such consent or approval shall have been obtained. Upon obtaining such consent or approval, the sale, assignment and transfer of any such Assigned Asset pursuant to this Assignment shall become effective automatically without any further action on the part of the parties hereto. To the greatest extent permitted by law, all Assumed Liabilities in, under or related to any such asset shall be, and shall for all purposes be deemed to be, assumed by Assignee as of the Effective Date and Assignee shall thereafter be fully responsible and liable therefor.

This Assignment incorporates by reference the representations and warranties, and associated limitations and disclaimers, made in the Agreement with respect to the Assigned Asset. This Assignment and the covenants contained herein shall extend to and be binding upon and every benefit hereof shall inure to the parties hereto, their respective successors and assigns.

This Assignment, being further documentation of the transactions contemplated by the Agreement, is subject in all respects to the terms and conditions of the Agreement. In the event of a conflict between any provision of this Assignment and any provision of the Agreement, the provisions of the Agreement shall control. Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Agreement.

This Assignment shall be governed by the laws of the South Dakota.

This Assignment may be executed in counterparts, each of which when so executed will be deemed to be an original and when taken together shall constitute the entire and same agreement.

[Signature Page Follows]

B-2

Executed by Assignor and Assignees to be effective as of the Effective Date.

Assignor:	Assignee:

Homestake Mining Company of California, a California corporation	Dakota Territory Resource Corp., a Nevada corporation

By:	By:
Name:	Name:
Title:	Title:

B-3

EXHIBIT C

BILL OF SALE

BILL OF SALE

This Bill of Sale (the “Bill of Sale”), executed to be effective as of [___] (the “Effective Date”), is made by Homestake Mining Company of California, a California corporation, the address of which is 310 S. Main Street, Suite 1150, Salt Lake City, Utah 84101 (“Seller”), in favor of Dakota Territory Resource Corp, a Nevada corporation, the address of which is 106 Glendale Drive, Suite A, Lead South Dakota 57754 (“Purchaser”).

Recitals

1.            Seller and Purchaser, are parties to that certain Asset Purchase Agreement dated [____] (the “Agreement”). Capitalized terms used and not otherwise defined in this Bill of Sale shall have the meanings ascribed to them in the Agreement.

2.           Pursuant to the Agreement, Seller agreed, among other things, to sell and transfer to Purchaser all of Seller’s right, title and interest in, to and under the Data that form a part of the Purchased Assets (the “Sale Assets”).

3.            Seller executes this Bill of Sale with respect to the Sale Assets in order to fulfill, in part, its obligations under the Agreement.

Sale

For good and valuable consideration, the receipt and sufficiency of which are acknowledged, subject to the terms and conditions set forth in the Agreement, Seller hereby sells, assigns and transfers to Purchaser all of Seller’s right, title and interest in and to the Sale Assets, free and clear of encumbrances arising by, through or under Seller.

This Bill of Sale incorporates by reference the representations and warranties, and associated limitations and disclaimers, made in the Agreement with respect to the Sale Assets and no others. This Bill of Sale, being further documentation of the transactions contemplated by the Agreement, is subject in all respects to the terms and conditions of the Agreement. In the event of a conflict between any provision of this Bill of Sale and any provision of the Agreement, the provisions of the Agreement shall control.

This Bill of Sale and the covenants contained herein shall extend to and be binding upon and every benefit hereof shall inure to the parties hereto, their respective successors and assigns. This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. This Bill of Sale may be executed by facsimile, e-mail, .pdf or similar means, which shall be deemed to have the same legal effect as delivery of an original signed copy of this Bill of Sale for all purposes.

This Bill of Sale is governed by the laws of South Dakota.

C-1

Executed by Assignor to be effective as of the date first written above.

Seller:
Homestake Mining Company of California, a California corporation

By:
Name:
Title:

Acknowledged and accepted: Purchaser:
Dakota Territory Resource Corp., a Nevada corporation

By:
Name:
Title:

C-2

EXHIBIT D

QUITCLAIM DEED

(See Attached)

D-1

Prepared by:

Parsons Behle & Latimer
201 South Main Street
Salt Lake City, Utah
84111
(801) 532-1234

Grantee Address:

Dakota Territory Resource Corp

106 Glendale Drive, Suite A

Lead, SD 57754

Pursuant to South Dakota Codified Laws 43-28-24 thru 43-28-28 inclusive: this Deed does not contain any individual’s personally identifiable information.

QUITCLAIM DEED

This QUITCLAIM DEED (the “Deed”) is effective the [__] day of [__], 20[__] (the “Effective Date”), by and between Homestake Mining Company of California, a California corporation (“Grantor”), Dakota Territory Resource Corp., a Nevada corporation (“Grantee”), and JR Resources Corp., a Nevada Corporation (the “Guarantor”).

RECITALS

1.            Grantor and Grantee are parties to that certain Asset Purchase Agreement executed by Grantor and Grantee on [DATE], 2021 (the “Agreement”).

2.            Pursuant to the Agreement, Grantor agreed, among other things, to convey to Grantee all of Grantor’s right, title and interest in and to the real property described in Exhibit A to this Deed (the “Mining Property”). The Mining Property is located in Lawrence County, South Dakota.

3.            As partial consideration for the conveyance of the Mining Property from Grantor to Grantee, Grantee hereby agrees to conduct mining operations on the Mining Property in accordance with certain operating parameters, and to indemnify Grantor for any failure by Grantee to conduct such mining operations in accordance with such operating parameters, all as described in Exhibit B to this Deed (the “Operating Parameters and Indemnity”).

4. Each of Grantor and Grantee executes this Deed with respect to the Mining Property and the Operating Parameters and Indemnity in order to fulfill, in part, its respective obligations under the Agreement.

1

CONVEYANCE

For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, Grantor quitclaims to Grantee all of Grantor’s right, title and interest, if any, in and to the Mining Property and all and singular the tenements, hereditaments, appurtenances, fixtures, buildings, and other improvements thereon or thereunto belonging to or in anywise appertaining, the reversion and reversions, remainder and remainders, rents, issues, and profits thereof and including, with respect to all patented mining claims included in the Mining Property all of the lodes, ledges, veins and mineral-bearing rock, both known and unknown, intraliminal and extralateral, lying within or extending beyond the boundaries of such mining claims, and all dips, spurs and angles, and all the ores, mineral bearing-quartz, rock and earth or other mineral deposits therein or thereon, to have and to hold unto Grantee, its successors and assigns forever, subject to the Operating Parameters and Indemnity.

Grantee hereby agrees to conduct mining operations on the Mining Property in accordance with the Operating Parameters and Indemnity.

This Deed and the covenants contained herein shall extend to and be binding upon and every benefit hereof shall inure to the parties hereto, their respective successors and assigns.

This Deed shall be governed by the laws of the State of South Dakota.

[Signature Page follows]

2

IN WITNESS WHEREOF, Grantor has executed this Deed on the date set forth above.

HOMESTAKE MINING COMPANY OF CALIFORNIA

By:
Name:
Title:

ACKNOWLEDGEMENT

STATE OF                                                                    )

 ) ss.

COUNTY OF                                                               )

This record was acknowledged before me on the ____ day of ______________, 20[__], by ____________________ as __________________ of Homestake Mining Company of California, a California corporation.

(Signature of notarial officer)
[Affix seal/stamp as close to signature as possible]

My commission expires:

3

DAKOTA TERRITORY RESOURCE CORP.

By:
Name:
Title:

ACKNOWLEDGEMENT

STATE OF                                                                    )

 ) ss.

COUNTY OF                                                               )

This record was acknowledged before me on the ____ day of ______________, 20[__], by ____________________ as ___________ of Dakota Territory Resource Corp, a Nevada corporation.

(Signature of notarial officer)
[Affix seal/stamp as close to signature as possible]

My commission expires:

4

JR RESOURCES CORP.

By:
Name:
Title:

ACKNOWLEDGEMENT

STATE OF                                                                    )

 ) ss.

COUNTY OF                                                               )

This record was acknowledged before me on the ____ day of ______________, 20[__], by ____________________ as ___________ of JR Resources Corp, a Nevada corporation.

(Signature of notarial officer)
[Affix seal/stamp as close to signature as possible]

My commission expires:

5

EXHIBIT A

TO

DEED

MINING PROPERTY (LAWRENCE COUNTY, SOUTH DAKOTA)

The following described real property located in Lawrence County, South Dakota:

(surface)

Lot 3 of Grizzly Gulch Tract (excluding Ryan Tract Revised as shown on Plat Document 2012-4206 and excluding Keller Tract as shown on Plat Document 2019-4247), including the Morton Lode, M.S. 208, located in Sections 2, 3, 4, 9, 10, 11, 14 and 15, T4N, R3E and Section 34, T5N, R3E, B.H.M., as shown on Plat Document Number 2010 -1746 and comprising 2,025.26 acres, more or less and identified as 26030-00000-030-00;

Open Cut Tract, including the Highland Chief, M.S. 50, located in Sections 27, 28, 29, 32, 33 and 34, T5N, R3E, B.H.M. as shown on Plat Document Number 2006 -6682 and comprising 817.40 acres, more or less and identified as APN 26055 -00000-000-00;

Sawpit Tract (excluding Sign Lot as shown on Plat Document 2008-4655 and a portion of Lot B-1A2 as shown on Plat Document 2010 -4631, and Lot D of the Sawpit Tract as shown on Plat Document 2016-1775), including the Hidden Treasure, M.S. 49, located in Sections 19, 20, 29 and 30, T5N, R3E, B.H.M., as shown on Plat Document Number 2006-7130 and comprising 480.67 acres, more or less and identified as APN 26070 -00000-000-00;

Tract 1 of the Sawpit Addition to the Town of Central City (excluding Lots 1A, 1B, 2 and 3 of Tract 1 of Sawpit Addition as shown on Plat Document 2008-3880, 2009-1926 & 1025-1396), as shown on Plat Document Number 2007-677 and comprising 26.63 acres, more or less and identified as APN 27900-00100-000-00;

Lot 3, located in Section 28, T5N, R3E, B.H.M., comprising 0.68 acres, more or less and identified as APN-17000-00503-280-00;

General Jackson and Cowboy #1, M.S. 1583, located in Section 28, T5N, R3E, B.H.M., comprising 16.67 acres, more or less and identified as APN 26680-01583-000-00;

Tract G, Tract H, Tract J and Tract K, located in a portion of Placer 252 in Section 28, T5N, R3E, B.H.M., as shown on Plat Document Number 2011 -5451 and aggregating 0.40 acres more or less and identified as APN 26280-00252-030-00, 26280-00252-0040-00, 26280-00252-0060-00, 26280-00252-070-00;

Lot 2, Lot 3 and Lot 4, of M.S. 1557, located in the SW/4 Section 3, the SE/4 Section 4, E/2 Section 9 & NW/4 Section 10, T4N, R3E, B.H.M., as shown on Plat Document Number 2005 -1092 and aggregating 193.33 acres, more or less and identified as APN 26620 -01557-020-00, 26620-01557-030-00, 26620-01557-040-00;

Tract A, Centennial Addition to the Town of Central City, a portion of M.S. 892, as shown on Plat Document Number 2006-494 and comprising 24.14 acres, more or less and identified as APN 26020-00000-000-00, 27200-00000-000-00;

Tract D of the Yates Subdivision, (excluding Lot-D1 of Tract D the Yates Subdivision and a portion of Lot 3 of the Grizzly Gulch Tract as shown on Plat Document 2019-4246); and Tract E of the Yates Subdivision, City of Lead, (excluding Lot E-1 of Tract E of the Yates Subdivision as shown on Plat Document 2017-1960), including the Evanston, M.S. 235, as shown on Plat Document 2005-8217 and aggregating 117.19 acres, more or less and identified as APN 26090-00400-000-00, 26090-00500-000-00, 31910-00400-000-00, 31910-00500-000-00;

Tract A, Block 16, Billings Addition to the City of Lead, as shown on Plat Document Number 2007-1490, excluding Lot 1 of Tract 16, Billings Addition to the City of Lead as shown on Plat Document 2020-909, and comprising 24.22 acres, more or less and identified as APN 31210-01600-010-00;

Tract 1, Terraville Addition to the City of Lead, as shown on Plat Document 2009 -3218, comprising 60.12 acres, more or less and identified as APN 31820-00000-000-00;

Lot A of Lot 1, Tract 4, Homestake Addition to the City of Lead, as shown on Plat Document Number 96-1826, comprising 0.443 acres, more or less and identified as APN 31440 -00400-001-00;

Lots 1, 2 and 18, Block 1, Washington Addition to the City of Lead, and McCloud Extension, as shown on the Cricks Map of the City of Lead, and identified as APN 31870 -00100-200-00, 31870-00100-020-00;

Remainder of Lot 1, Tract 1, of the Homestake Addition to the City of Lead, as shown on Plat Document Number 94-5906 and 2000-3708, comprising 7.25 acres, more or less and identified as APN 31440-00100-001-00;

Tract 2 of the Homestake Addition to the City of Lead including a portion of Lot AB1 and excluding Dog Run Park plat, as shown on Plat Document Number 94 -5906, comprising 39.18 acres, more or less and identified as APN 31440 -00200-000-00;

Remainder of Tract 8 of the Homestake Addition to the City of Lead (excluding Tract 1, Terraville Addition to City of Lead as shown on Plat Document 2009 -3218), as shown on Plat Document Number 2007-996 and comprising 41.37 acres, more or less and identified as APN 31440 -00800-000-00;

Tract 9 of the Homestake Addition to the City of Lead and vacated portion of Spring Street (excluding Dog Run Park of Tract 9 as shown on Plat Document Number 200 9-5880), as shown on Plat Document Number 2007-5814 and comprising 34.39 acres, more or less and identified as APN 31440-00900-000-00;

Remainder of Lot 9, Block 3, Washington Addition to the City of Lead (excluding Lot 9A, Block 3 as shown on Plat Document Number 2007-6394), as described in Book 314 Page 25 and identified as APN 31870-00300-090-10;

Lot 9A, Block 3, Washington Addition to the City of Lead, as shown on Plat Document Number 2007-6394, comprising 0.19 acres, more or less and identified as APN 31870-00300-090-20;

School Lots, 31 and 32, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M. comprising 12.32 acres, more or less and identified as APN 30075-00031-000-00;

Tract D, McGovern Hill Addition to the City of Deadwood, (excluding Lot D-1 of the McGovern Hill Addition to the City of Deadwood as shown on Plat Document 2019-338) as shown on Plat Document No. 2003-4122 and comprising 3.01 acres, more or less and identified as APN 30610-00000-040-00;

Tract 1, Tract 2 and Lot 6, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 11.54 acres, more or less and identified as APN 30890-00503-270-20;

Remainder of St. James patented lode mining claim, M.S. 754, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 3.25 acres, more or less and identified as APN 30900-00754-000-14;

Remainder of Hunter Lode patented lode mining claim, M.S. 1295, inside City of Deadwood, excluding Lot 1R-A, Lots 1 and 2, located in Section 27, T5N, R3E, B.H.M., comprising 4.32 acres, more or less and identified as APN 30900-01295-000-80;

Brownie patented lode mining claims, M.S. 1324 and School Lot 22, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 67.76 acres, more or less and iden tified as APN 30900-01324-000-10 ;

Remainder of Alida #1 and Alida#2 patented lode mining claims, M.S. 1463, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 6.35 acres, more or less and identified as APN 30900-01463-000-00;

Lot 15, Golden Gate, located in Section 29, T5N, R3E, B.H.M., as shown on Plat Document Number 99-1127, comprising .08 acres, more or less and identified as APN 27300 -00049-000-00;

Lot 6, located in Section 11, T4N, R3E, B.H.M., comprising ..08 acres, more or less and identified as APN 13000-00403-110-03;

Gold Run Tract, Gold Run Addition to the City of Lead, as shown on Plat Document Number 2005-4941, comprising 7.94 acres, more or less and identified as APN 31400-00000-010-00;

Park Tract, Gold Run Addition to the City of Lead, as shown on Plat Document Nu mber 2005-4941, comprising 11.11 acres, more or less and identified as APN 31400-00000-020-00;

Tract C-3A of P.C. 51, 62, 64, 108, 252 and 255, and of M.S. 1971, 1441, 1363 and 1608, located in Section 28, T5N, R3E, B.H.M., as shown on Plat Document Number 2005-1326, comprising 11.95 acres, more or less and identified as APN 26200-00051-000-50.

Mineral – 100%

General Grant, M.S. 675, located in Section 1, T4N, R2E, B.H.M.;

Boss lode, M.S. 839, located in Section 6, T4N, R3E, B.H.M.;

Big Sam, Francis, Marseillase, Minnie, Ruby Hill and Glenwood lodes, M.S. 930, located in Section 7, T4N, R3E, B.H.M.;

South Lyon lode, M.S. 935, located in Section 6, T4N, R3E, B.H.M.;

Argenta, Glyn, Lemans, Oro and Oro Fraction lodes, M.S. 1109, located in Sections 12 a nd 13, T4N, R2E, BH.M.;

West Wedge Fraction, West End, Jackson, Moonlight, Sunrise, Sunset Fraction, Lizzie lodes, M.S. 1114, located in Section 12, T4N, R2E, and Section 7, T4N, R3E, B.H.M.;

Camden, Ford and Georgia lodes, M.S. 1141, located in Sections 34 and 35, T5N, R2E, B.H.M.;

Blue and Rocky Lynn lodes, M.S. 1168, located in Section 34, T5N, R2E, B.H.M.;

Buffalo, Deadwood, Link Fraction, May lodes, M.S. 1283, located in Section 33, T5N, R2E, B.H.M.;

Cardinal and Longpoint Fraction lodes, M.S. 1288, located in Section 25, T5N, R2E, B.H.M.;

Ames, Ames Fraction, Cloud, Dick, Ester, Lightning, Thunder lodes, M.S. 1289, located in Sections 27 and 28, T5N, R2E, B.H.M.;

James G. Blaine, M.S. 1349, located in Section 34, T5N, R2E, B.H.M.;

Loyd lode, M.S. 1468, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Genessee, Grenada, Peerless, Trenton lodes, M.S. 1616, located in Section 4, T4N, R2E, B.H.M.;

Snorter and Snorter Fraction lodes, M.S. 1643, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Maid of Erin, Telegram, Gannon, B&M Fraction lodes, M.S. 1659, located in Sections 33 and 34, T5N, R2E, and Section 3, T4N, R2E, B.H.M.;

Belligerent, Belligerent Fraction, Belligerent No. 3, Belligerent No. 4, Bull Hill Fraction lodes, M.S. 1673, located in Sections 27 and 34, T5N, R2E, B.H.M.;

Marconi lode, M.S. 1792, located in Section 31, T5N, R3E, B.H.M.;

EXHIBIT B

TO

DEED

OPERATING PARAMETERS AND INDEMNITY

ARTICLE I.

DEFINITIONS

1.1       Certain Defined Terms. For purposes of these Operating Parameters and Indemnity, except where the context otherwise requires, the following capitalized terms have the following meanings:

“Administrative Agent” means the Grantee.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one of more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in Vancouver, British Columbia, Toronto, Ontario or Reno, Nevada are closed for business.

“Claim” means any action, arbitration, cause of action, claim, counterclaim, demand, dispute, grievance, mediation, injunction, investigation, notice of violation, obligation, order, stay, suit or other proceeding.

“Corporate Reorganization” has the meaning set forth in Section 3.1.

“Cure Notice” has the meaning set forth in Section 2.5(a).

“Cure Notice Period” has the meaning set forth in Section 2.5(a).

“Cure Period” has the meaning set forth in Section 2.5(a).

“Default Cure Plan” has the meaning set forth in Section 2.5(a).

“Default Notice” has the meaning set forth in Section 2.5(a).

“Environmental Law” means all applicable Laws relating to the protection of human health and safety, the environmental, or to hazardous or toxic substances or wastes, pollutants or contaminants (including Hazardous Materials).

“Event of Default” has the meaning set forth in Section 2.5.

“Governmental Authority” means: (a) any domestic or foreign government, whether national, federal, provincial, state, territorial, municipal or local (whether administrative, legislative, executive or otherwise); (b) any agency, authority, ministry, department, regulatory body, court, central bank, bureau, board or other instrumentality having legislative, judicial, taxing, regulatory, prosecutorial or administrative powers or functions of, or pertaining to, government; (c) any court, commission, individual arbitrator, arbitration panel or other body having adjudicative, regulatory, judicial, quasi-judicial, administrative or similar functions; or (d) any other body or entity created under the authority of or otherwise subject to the jurisdiction of any of the foregoing, including any stock or other securities exchange or professional association .

“Governmental Filings” has the meaning set forth in Section 2.1(c).

“Grantor Regulatory Rights” has the meaning set forth in Section 2.4(b).

“Hazardous Material” means any pollutant, contaminant, constituent, chemical, mixture, raw material, intermediate product, finished product or by-product, hydrocarbon or any fraction thereof, or industrial, solid, toxic, radioactive, infectious, disease-causing or hazardous substance, material, waste or agent, including all substances, materials, or wastes, the presence and amount of which is regulated by any Governmental Authority under any Environmental Law, or which may threaten life, health or property or adversely affect the environment.

“Indemnifiable Claim” means a Claim arising pursuant to an Indemnification Obligation.

“Indemnification Obligations” has the meaning set forth in Section 4.1(a).

“Indemnified Parties” means the Grantor and its Affiliates, and its and their respective Representatives, and “Indemnified Party” means any one of them.

“Indemnitors” the Grantee and the Guarantor.

“Indemnitor Parties” means, collectively, each of the Indemnitors and their respective Affiliates and its and their respective Representatives and “ Indemnitor Party” means any one of them.

“Inspection Right” has the meaning set forth in Section 2.4(a).

“Laws” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, formal interpretation, or other requirement or rule of law of any Governmental Authority.

“Loss” means, in respect of any matter, all claims, demands, proceedings, losses, damages, liabilities, deficiencies, fines, costs and expenses (including reasonable legal and other professional fees and disbursements, interest, penalties and amounts paid in settlement but excluding punitive, exemplary, aggravated damages, lost opportunity damages and loss of profits), injuries and judgments arising directly or indirectly as a consequence of such matter.

“Mines” means the area within the circumambient boundaries of the Mining Property, commonly known as the Homestake mines, as depicted on the Mine Maps.

“Mine Maps” means the maps as of the Effective Date, attached as Schedule I, and includes the descriptions of the Mining Property.

“Mining Industry Best Practices” means the best practices; methods; specifications; licensing requirements; standards of care, skill, diligence, safety and performance; environmental health and safety standards (including the use of certified or third party verified environmental management systems and adherence to the International Council on Mining and Metals guiding principles, or such other established industry standards as may be agreed in writing by the Parties from time to time); and acts generally engaged in or observed by recognized and experienced international mining companies, as in effect from time to time for Mining Operations, which are consistent with good judgment, reliability, and safety, all in compliance with applicable Permits (including the Operating Permits) and applicable Laws (including Environmental Laws).

“Mining Operations” means any mining, extracting, producing, handling, milling, leaching, beneficiation or other processing of ores; activities directed toward ascertaining the existence, location, quantity, quality or commercial value of mineral deposits, including drilling required after discovery of potentially commercial mineralization; any preparation for the removal and recovery of minerals, in-fill drilling, preparation of order of magnitude studies, pre-feasibility studies, feasibility studies, pre-production stripping, stripping and the construction or installation of any mill, leach facilities, or any other improvements to be used for the mining, extracting, producing, handling, milling, leaching, beneficiation or other processing of ores; actions performed during or after the foregoing to comply with the requirements of all Environmental Laws or contractual commitments related to reclamation of the Mining Property or other compliance with Environmental Laws; and the attendant reclamation and remediation and closure upon completion of the foregoing, including obligations or responsibilities that are reasonably expected to or actually continue or arise, such as, without limitation, future monitoring, management, treatment or stabilization.

“Notice of Claim” has the meaning set forth in Section 4.2(b)(i).

“Operating Parameters” has the meaning set forth in Section 2.2(b).

“Operating Parameters and Indemnity” means the Operating Parameters and Indemnity set forth in this Exhibit B, and any exhibits, schedules and addenda referenced herein or attached hereto, as the same may be amended or modified from time to time as set forth herein.

“Operating Permits” means the Permits set forth in Schedule II.

“Operating Records” has the meaning set forth in Section 2.1(b).

“Operational Default” has the meaning set forth in Section 2.5(a).

“Parties” means any combination of the Grantor, the Grantee and the Guarantor.

“Party” means any one of the Grantor, the Grantee or the Guarantor.

“Permit Modification Notice” has the meaning set forth in Section 2.3.

“Permit Modifications” has the meaning set forth in Section 2.3.

“Permits” means any permit, license, approval, consent, ruling, authorization, certification, concession, exemption, variance, notification, waiver, clearance or registration by or with a Governmental Authority or other third parties.

“Person” means any individual, corporation or company with or without share capital, partnership, joint venture, association, trust, unincorporated organization, trustee, executor, administrator or other legal personal representative, Governmental Authority or entity however designated or constituted.

“Release” means any spill, discharge, leak, emission, injection, escape, dumping, leaching, dispersal, disposal, emanation, migration or release of any Hazardous Materials into the environment, including abandonment or discard of barrels, containers, tanks or other receptacles containing or previously containing any Hazardous Materials, or the recycling of Hazardous Materials.

“Release Obligations” has the meaning set forth in Section 4.1(a).

“Representatives” means, with respect to any Person, any and all directors, officers, members, managers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Transfer” means to, directly or indirectly, sell, transfer, assign, convey, dispose or otherwise grant a right, title or interest (including a joint venture interest or an expropriation or other transfer required or imposed by Law or any Governmental Authority, whether voluntary or involuntary), or to abandon, surrender or otherwise relinquish a right, title or interest.

“Uncured Operational Default” has the meaning set forth in Section 4.5.

1.2        Rules of Construction.

(a)       In these Operating Parameters and Indemnity:

(i)        unless the context otherwise clearly requires, (A) references to the plural include the singular, and references to the singular include the plural, (B) references to one gender include the other gender, (C) the words “include,” “includes,” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation,” (D) the terms “hereof,” “herein,” “hereunder,” “hereto,” and similar terms refer to this entire Operating Parameters and Indemnity and not to any particular provision of this Operating Parameters and Indemnity, unless the provision otherwise provides, (E) “or” is used in the inclusive sense of “and/or,” (F) if a word or phrase is defined, then its other grammatical or derivative forms have a corresponding meaning; (G) a reference to Law or a statute, code, act, legislation, or to a provision thereof includes a modification, amendment, or substitution thereof or any successor Law, the rules and regulations promulgated thereunder, and the formal interpretations issued in accordance therewith; and (H) unless otherwise specified, the terms “day” and “days” mean and refer to calendar day(s);

(ii)       unless otherwise specified, any reference to any document, instrument or agreement (including a reference to these Operating Parameters and Indemnity) (A) includes and incorporates all exhibits, schedules, and other attachments thereto, (B) includes and incorporates all documents, instruments, deeds, or agreements issued or executed in connection therewith or in replacement thereof, and (C) means such document, instrument, deed, or agreement, or replacement or predecessor thereto, as amended, modified, or supplemented from time to time in accordance with its terms and in effect at any given time (except to the extent prohibited by these Operating Parameters and Indemnity or such other agreement or document);

(iii)      unless otherwise specified, all references to articles, sections, schedules and exhibits are to the Articles, Sections, Schedules, and Exhibits of th ese Operating Parameters and Indemnity; and

(iv)      the headings of these Operating Parameters and Indemnity are for reference purposes only and shall not affect in any way the meaning or interpretation of th ese Operating Parameters and Indemnity.

(b)       The Parties acknowledge that they and their respective legal counsel have reviewed and participated in negotiating and settling the terms of these Operating Parameters and Indemnity and agree that no inference shall be drawn in favor of or against any Party by virtue of the fact that they or their respective legal counsel were or were not principally responsible for drafting these Operating Parameters and Indemnity.

(c)       The following Schedules are attached to, and form an integral part of, these Operating Parameters and Indemnity:

Schedule I	-	Mine Maps
Schedule II	-	Operating Permits

ARTICLE II.

MINING OPERATIONS

2.1        Indemnitor Responsibilities.

(a)       The Indemnitor Parties are solely responsible and liable for all Mining Operations at the Mines, and an Indemnitor Party shall at all times be the operator under applicable Laws. No Indemnified Party is, or shall be considered to be, an operator under applicable Laws or otherwise involved in any Mining Operations at the Mines. The Indemnitors shall not, and shall cause the Indemnitor Parties not to, bring any Claim against any one or more of the Indemnified Parties alleging that any one or more of such Indemnified Parties is an operator of the Mines based on any activities undertaken by one or more of the Indemnified Parties pursuant to these Operating Parameters and Indemnity, or under applicable Laws.

(b)       The Indemnitor Parties shall maintain complete and accurate records of Mining Operations at the Mines in accordance with Mining Industry Best Practices (the “ Operating Records”).

(c)       The Indemnitors, acting through the Administrative Agent, shall provide to the Grantor promptly, and in any event within five Business Days of the triggering event referred to below: (i) copies of material filings with, or correspondence from, all Governmental Authorities, related directly or indirectly to the Permits (including Operating Permits) for Mining Operations at the Mines; and (ii) written notice of (A) any Release, or threatened Release; (B) any contamination or threat to the environment, or human health and safety at the Mines that requires a notice or filing with a Governmental Authority, together with a copy of any such filing; and (C) copies of any filings or correspondence directly or indirectly related to any Claims or potential Claims alleged by a Governmental Authority or Losses imposed by a Governmental Authority (“Governmental Filings”).

2.2        Operating Parameters.

(a)       The Indemnitor Parties shall conduct Mining Operations at the Mines, or cause Mining Operations at the Mines to be conducted, in accordance with Mining Industry Best Practices.

(b)       In addition to conducting Mining Operations in compliance with Mining Industry Best Practices, the Indemnitor Parties shall conduct Mining Operations, or cause Mining Operations to be conducted, at the Mines in compliance with the following (the “ Operating Parameters”):

(i)         The Indemnitor Parties shall comply with Mining Industry Best Practices with regard to environmental health and safety (such as the use of certified or third party verified environmental management systems and adherence to the International Council on Mining and Metals guiding principles);

(ii)        The Indemnitor Parties shall comply with applicable Environmental Laws;

(iii)       The Indemnitor Parties shall exercise due care consistent with Mining Industry Best Practices in the handling, management, acquisition, disposal, generation, recycling, use and sale of Hazardous Materials; and

(iv)       The Indemnitor Parties shall not conduct Mining Operations at the Mines that will negatively affect the geotechnical stability of the open cut or the adjacent underground workings at the Mines.

2.3        Modification of Operating Parameters. Subject to the Grantor Regulatory Rights and the Indemnitor Parties’ compliance with their obligations relating to the Permit Modification Notice and the Inspection Rights, the Indemnitor Party conducting Mining Operations at the Mines may apply for additional Permits, or seek approval to modify or amend the Operating Permits, from Government Authorities having jurisdiction over the Mining Operations at the Mines (the “Permit Modifications”); provided that the Administrative Agent shall provide the Grantor not less than 30 days’ written notice (the “Permit Modification Notice”) prior to the submission of any request for Permit Modifications, which Permit Modification Notice shall include a copy of the proposed submission(s) to the relevant Governmental Authorities requesting approval of the Permit Modifications.

2.4        Grantor Rights.

(a)       Any one or more of the Indemnified Parties shall have the right, but not the obligation, to access the Operating Records in order to verify that Mining Operations at the Mines comply with Mining Industry Best Practices and the Operating Parameters, and to exercise their respective Grantor Regulatory Rights (the “Inspection Right”). The Indemnitor Parties shall ensure that the Indemnified Parties are able to exercise the Inspection Right during normal operating hours on working days at the expense of the Indemnified Parties and in a manner that does not unreasonable hinder, delay, or interfere with the Indemnitor Parties’ operations, provided that the Indemnified Parties shall deliver five days’ prior written notice to the Administrative Agent before exercising the Inspection Right. In addition, any Inspection Right related to the Mining Operations at the Mines and the Operating Parameters will be conducted in accordance with applicable health and safety standards for the Mines.

(b)      To the extent that the Grantor determines, in its sole and absolute discretion, that any proposed Permit Modification or any proposed modification to the Operating Parameters represents a material risk to an Indemnified Party, any one or more of the Indemnified Parties shall have the unfettered right to make submissions to the relevant Governmental Authorities in respect of each application for additional Permits and each request for a Permit Modification, and exercise any other rights available to such Indemnified Parties under applicable Law (including injunctive rights), as applicable, in their sole and absolute discretion (the “ Grantor Regulatory Rights”). The Indemnitors shall not assert, and shall cause the Indemnitor Parties (including the Administrative Agent) not to assert, that any Indemnified Party owes any duty to the Indemnitors, any of the Indemnitor Parties or any other Person, or otherwise is restricted or prohibited in any way from exercising the Grantor Regulatory Rights or otherwise acting in the best interests of any such Indemnified Party in connection with the exercise of any of the Grantor Regulatory Rights.

(c)       The Indemnified Parties may use any non-public information obtained pursuant to the Inspection Rights to confirm compliance by the Indemnitor Parties under these Operating Parameters and Indemnity and in furtherance of the exercise of the Grantor Regulatory Rights, and shall not use such non-public information for any other purpose.

2.5         Default. The occurrence of any one or more of the following events shall constitute a default under these Operating Parameters and Indemnity (as applicable, an “Event of Default”):

(a)       the Indemnitor Parties fail to conduct, or fail to have conducted, Mining Operations at the Mines in accordance with Mining Industry Best Practices and the Operating Parameters in all material respects (an “Operational Default”) and such failure continues for a period of 45 days (the “Cure Period”) after receipt of written notice of such failure from the Grantor to the Administrative Agent (a “Default Notice”); provided that, (i) the Administrative Agent shall inform the Grantor in writing (the “Cure Notice”) within 48 hours of receipt off a Default Notice (the “Cure Notice Period”) of the intent of the Indemnitor Parties to cure the Operational Default within the Cure Period, and (ii) if the Indemnitor Parties, using diligent efforts, cannot cure any such Operational Default within the Cure Period, then the Indemnitor Parties shall take meaningful steps beginning on the date of the Default Notice to cure such Operational Default as quickly as possible and provide to the Grantor with the Cure Notice a detailed written plan as to the steps the Indemnitor Parties will take to cure such Operational Default and the time period in which such Operational Default will be cured (the “Default Cure Plan”), which Default Cure Plan is acceptable to the Grantor, acting reasonably;

(b)       the Indemnitor Parties fail to cure an Operational Default in accordance with the applicable Default Cure Plan;

(c)       any of the Indemnitor Parties seeks to prohibit any of the Indemnified Parties from exercising its Inspection Right or Grantor Regulatory Rights;

(d)       any of the Indemnitor Parties refuses any of the Indemnified Parties access to the Operating Records in contravention of Section 2.4(a);

(e)       the Indemnitors undertake, or attempt to undertake, a Corporate Reorganization in contravention of Section 3.1;

(f)        the Indemnitors, or either of them, transfers all or any portion of the Mining Property in contravention of Section 3.2;

(g)       the Indemnitors, or either of them, abandons, or takes action to abandon, any Mining Property in contravention of Section 3.3;

(h)       the Grantor, acting reasonably, determines that the Indemnitor Parties are unable or unwilling to perform any one or more of their Indemnification Obligations; or

(i)        (A) any one or more of the Indemnitor Parties seeks voluntary relief under any applicable federal or state debtor relief laws; (B) an involuntary case is commenced against any one or more of the Indemnitor Parties under any applicable federal or state debtor relief laws and such case is not dismissed with prejudice within 60 days after its filing; (C) any one or more of the Indemnitor Parties is declared insolvent or unable to pay its debts as the same become due; (D) any one or more of the Indemnitor Parties commences dissolution or liquidation proceedings; or (E) a receiver, liquidator, judicial manager, sequestrator, trustee, custodian or other officer having similar powers is appointed with respect to such Indemnitor Party or its assets.

Upon the occurrence and during the continuance of an Event of Default, the Grantor, in addition to any rights set forth herein, may seek any and all remedies available to it at law or in equity.

2.6        Relationship of the Parties. Nothing in these Operating Parameters and Indemnity shall create or be deemed to create a relationship of employer and employee, joint venture or partnership between the Indemnified Parties or the Indemnitor Parties for any purpose whatsoever. Nothing in these Operating Parameters and Indemnity shall create a relationship of principal and agent between the Indemnified Parties or the Indemnitor Parties. Nothing in th ese Operating Parameters and Indemnity shall be construed to allege that any Indemnified Party is an operator of the Mines under applicable Laws. No Party shall have the authority to bind or obligate the other Parties in any manner as a result of the relationship created hereby.

ARTICLE III.

TRANSFER AND ABANDONMENT

3.1        Preservation of Corporate Structure. Subject to Section 3.2, the Indemnitors shall not consolidate, amalgamate with, or merge with or into, or Transfer all or substantially all of its assets to, or reorganize, reincorporate or reconstitute into or as another entity (each a “Corporate Reorganization”) without the prior written consent of the Grantor unless at the time of such Corporate Reorganization, the resulting, surviving or transferee entity: (i) assumes in favor of the Indemnified Parties all the obligations of the Indemnitors under these Operating Parameters and Indemnity in an instrument in writing satisfactory to the Grantor, acting reasonably; and (ii) has the financial capability to satisfy the obligations of the Indemnitors pursuant to these Operating Parameters and Indemnity, as determined to the satisfaction of the Grantor, acting reasonably.

3.2         Limitations on Transfer. The Indemnitor Parties shall not Transfer, in whole or in part, the Mining Property without the prior written consent of the Grantor, unless the Person to whom or to which such Mining Property are Transferred: (a) agrees to conduct Mining Operations at the Mines pursuant to Mining Industry Best Practices and in accordance with the Operating Parameters; (b) assumes in favor of the Indemnified Parties all or its proportionate share thereof based on its relative interest in the Mining Property of the obligations of the Indemnitors under these Operating Parameters and Indemnity in instruments in writing satisfactory to the Grantor, acting reasonably; (c) has the financial capability to conduct Mining Operations at the Mines pursuant to Mining Industry Best Practices and in accordance with the Operating Parameters and to satisfy its obligations under these Operating Parameters and Indemnity, as determined to the reasonable satisfaction of the Grantor; and (d) the ultimate parent company of such transferee assumes in favor of the Indemnified Parties all or its proportionate share of the obligations of the Indemnitor Parties under these Operating Parameters and Indemnity based on its relative interest in the Mining Property. Any Transfer of all or any portion of the Mining Property in contravention of this Section 3.2 shall be void ab initio.

3.3        Abandonment. Subject to Section 6.1, the Indemnitor Parties may abandon any Mining Property that no longer are deemed beneficial for Mining Operations at the Mines upon not less than 30 days’ prior written notice to the Grantor.

ARTICLE IV.

RELEASE AND INDEMNITY

4.1         Release.

(a)       Each Indemnitor, jointly and severally, on its behalf and on behalf of the Indemnitor Parties hereby unconditionally and irrevocably forever RELEASES, DISCHARGES AND ACQUITS the Indemnified Parties from and against all Claims and Losses of whatsoever kind or nature, under any Law or otherwise, whether accrued or unaccrued, whether known or unknown, whether now existing or that might arise hereafter, present or future, suspected or unsuspected, asserted or unasserted, foreseen or unforeseen, contingent or fixed, liquidated or unliquidated, including without limitation any Claims for contribution and/or indemnity, and for all Losses of any kind or nature, Claims for prejudgment interest, lost profits, consequential damages, exemplary damages, and other expenses or damages, incurred or to be incurred for, upon, or by reason of any matter, cause or thing arising prior to, on or following the Effective Date arising out of, in connection with, or in any way related to Mining Operations at the Mines (collectively, the “Release Obligations”), regardless of when or how any of the Claims and Losses related to the Release Obligation arose and notwithstanding their foreseeability or predictability.

(b)       Each Indemnitor, jointly and severally, on its behalf and on behalf o f the Indemnitor Parties, hereby unconditionally and irrevocably agrees to indemnify and hold harmless the Indemnified Parties from and against any and all Claims and Losses of whatsoever kind or nature (including prejudgment interest, lost profits, consequential damages, exemplary damages) directly or indirectly arising from Claims of any Person (including any Governmental Authority) relating to any Release Obligations.

(c)       Any Indemnified Party that is named in a Claim that is related to the Release Obligations or pursuant to which indemnification is available under Section 4.1(b) shall have control over the management, prosecution and settlement of such Claim, all at the expense of the Indemnitors.

4.2         Indemnity.

(a)       Each Indemnitor, jointly and severally, on its behalf and on behalf of the Indemnitor Parties, hereby unconditionally and irrevocably agrees to indemnify, defend, and hold harmless the Indemnified Parties from and against any and all Claims and Losses (including prejudgment interest, lost profits, consequential damages, exemplary damages) directly or indirectly arising from Claims of any Person (including any Governmental Authority), whenever arising, relating to any one or more of (i) Mining Operations at the Mines (including any failure or alleged failure to conduct Mining Operations at the Mines in accordance with Mining Industry Best Practices or the Operating Parameters) and (ii) allegations that any one or more of the Indemnified Parties is or was an operator of the Mine under applicable Law (collectively, the “Indemnification Obligations”).

(b)       The obligation of the Indemnitor Parties to indemnify, defend and hold harmless the Indemnified Parties for Indemnification Obligations is subject to the following notice requirements:

(i)         An Indemnified Party seeking indemnification pursuant to an Indemnifiable Claim shall give written notification to the Administrative Agent of such Indemnifiable Claim (a “Notice of Claim”) promptly upon becoming aware of the Claim or Loss. The Notice of Claim shall specify with reasonable particularity, to the extent that the information is available, the factual basis for the Indemnifiable Claim and the amount of the Indemnif iable Claim.

(ii)        If an Indemnified Party fails to provide the Indemnitor with a Notice of Claim promptly as required by Section 4.2(b)(i), then the Indemnitor Parties shall be relieved of the obligation to pay damages to the extent they can show that they were materially prejudiced in the defense of the Indemnifiable Claim or in proceeding against a third party who or which would have been liable to them but for the fact of the delay, but the failure to provide such Notice of Claim promptly shall not otherwise release the Indemnitor Parties from their obligations under this Section 4.2(b)(ii).

4.3       Indemnification Procedure.

(a)        Subject to Section 4.3(d), upon receiving a Notice of Claim, the Indemnitors, acting through the Administrative Agent, may participate in the investigation and defense of the Indemnifiable Claim, and may also elect to assume the investigation and defense of the Indemnifiable Claim with counsel satisfactory to the Indemnified Party, acting reasonably; provided that the Indemnitors shall not have the right to assume such investigation and defense, and shall pay the reasonable fees and expenses of counsel retained by the Indemnified Party, if the Indemnifiable Claim involves a Claim that, in the good faith judgment of the Indemnified Party, the Administrative Agent failed or is failing to vigorously prosecute or defend. The Indemnified Party shall have the right, at its own cost and expense, to participate in the defense of any Indemnifiable Claim with counsel selected by it subject to the Indemnitor’s right to control the defense thereof (except in the circumstances described above).

(b)         In order to assume the investigation and defense of an Indemnifiable Claim, the Administrative Agent must give the Indemnified Party written notice of its election within 20 days of receipt by the Administrative Agent of the Notice of Claim.

(c)        Subject to Section 4.3(d), if the Indemnitors assume the investigation and defense of an Indemnifiable Claim:

(i)        the Indemnitor Parties will pay for all reasonable costs and expenses of the investigation and defense of the Indemnifiable Claim except that the Indemnitor Parties will not, so long as the Administrative Agent diligently conducts such defense, be liable to the Indemnified Party for any fees of other counsel or any other expenses with respect to the defense of the Indemnifiable Claim, incurred by the Indemnified Party after the date the Indemnitor validly exercised its right to assume the investigation and defense of the Indemnifiable Claim;

(ii)        the Indemnitor Parties will reimburse the Indemnified Parties for all reasonable costs and expenses incurred by the Indemnified Parties in connection with the investigation and defense of the Indemnifiable Claim prior to the date the Indemnitors, through the Administrative Agent, validly exercised its right to assume the investigation and defense of the Indemnifiable Claim; and

(iii)         if the Indemnitors, acting through the Administrative Agent, thereafter fail to defend the Indemnifiable Claim within a reasonable time, the Indemnified Parties shall be entitled to assume such defense at the Indemnitor Parties’ cost and expense and the Indemnitors shall be bound by the results obtained by the Indemnified Party with respect to the Indemnifiable Claim.

(d)         Where the named parties to any Indemnifiable Claim include an Indemnified Party as well as any Indemnitor Party and the Indemnified Party determines in good faith, based on advice from legal counsel, that joint representation would be inappropriate due to the actual or potential differing interests between them or there may be one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to the Indemnitor Parties, and such Indemnified Party notifies the Administrative Agent in writing that it elects to retain separate counsel, the Indemnitors shall not have the right to assume the defense of such Indemnifiable Claim on behalf of the Indemnified Party but shall be liable to pay the reasonable fees and expenses of counsel of the Indemnified Party. In no event, however, shall the Indemnitor Parties be liable hereunder to pay the fees and disbursements of more than one counsel in any one jurisdiction acting as counsel on behalf of all Indemnified Parties. Throughout the course of any legal proceeding, to the extent there are not actual or potential conflicts between the Indemnitor Parties and any Indemnified Parties, the Indemnified Parties and the Indemnitor Parties shall reasonably cooperate with each other in connection with the conduct of the settlement or defense thereof.

(e)         If an Indemnified Party undertakes the defense of the Indemnifiable Claim, the Indemnitor Parties will not be bound by any compromise or settlement of the Indemnifiable Claim effected without the consent of the Indemnitor Parties (which consent may not be unreasonably withheld, conditioned or delayed).

(f)         Neither of the Indemnitor Parties will be permitted to compromise and settle or to cause a compromise and settlement of a Indemnifiable Claim without the prior written consent of the applicable Indemnified Party, which consent may not be unreasonably withheld, conditioned or delayed; provided, however, that no such consent shall be required if:

(i)         the terms of the compromise and settlement require only the payment of money for which the Indemnified Party is entitled to full indemnification under these Operating Parameters and Indemnity and the Indemnitor Parties agree to timely pay such amount in full; and

(ii)         the Indemnified Party is not required to admit any wrongdoing, take or refrain from taking any action, acknowledge any rights of the Person making the Indemnifiable Claim or waive any rights that the Indemnified Party may have against the Person making the Indemnifiable Claim.

(g)         No Party shall be liable to pay any amount in discharge of a Claim under these Operating Parameters and Indemnity unless and until the liability in respect of which the Claim is made has become due and payable.

4.4       Nature of Release and Indemnity.

(a)         The Release Obligations and the Indemnification Obligations given hereunder are freely and voluntarily given and the Parties acknowledge and represent that they have fully reviewed the terms contained herein, that they are fully informed with respect to the legal effect of the Release Obligations and the Indemnification Obligations, and that they have voluntarily chosen to accept the terms and conditions.

(b)         The Release Obligations and the Indemnification Obligations shall be read liberally to give the Indemnified Parties the broadest possible protection.

4.5         Injunction. Each of Grantee and Guarantor, on its behalf and on behalf of its Affiliates and its and their respective Representatives, hereby absolutely, unconditionally and irrevocably stipulate (a) that Grantor will suffer irreparable injury in the event that (i) the Indemnitor Parties fail to cure an Operational Default within the Cure Period, (ii) the Indemnitor Parties fail to perform under the approved Default Cure Plan, or (iii) the Administrative Agent fails to provide a Cure Notice with a Default Cure Plan within the Cure Notice Period in which case the Cure Period shall not apply (each, an “Uncured Operational Default”), as determined by Grantor in its sole and absolute discretion, acting in good faith; and (b) that, as a result of such failure, (i) Grantor will succeed on the merits of any claim based on such Uncured Operational Default, (ii) the balance of equities between the Parties support a claim by Grantor, and (iii) a claim initiated by Grantor is in the public interest. Based on the foregoing, for a period of 10 years after the commencement of Mining Operations at the Mines, in the event of an Uncured Operational Default, Grantor, upon five days’ prior written notice to the Administrative Agent, shall have the unrestricted right to file, or have filed on its behalf, an injunction requiring Grantee to cease, or the cause the cessation of, Mining Operations at the Mines. Each of Grantee and Guarantor, on its behalf and on behalf of its and their Affiliates and its and their respective Representatives, hereby absolutely, unconditionally, and irrevocably agree not to oppose such injunction filed by or on behalf of Grantee. Notwithstanding the foregoing, Grantee and Guarantor reserve the right to contest the continued existence of an Uncured Operational Default on the merits.

ARTICLE V.

REPRESENTATIONS

Each of the Indemnitors, severally and not jointly, hereby represents to the Grantor, and the Grantor represents to the Indemnitors, as of the Effective Date that:

5.1         Existence. It is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing in the jurisdiction of its organization and has the power and authority to carry on its business as currently conducted and as contemplated to be conducted under these Operating Parameters and Indemnity, to the extent a party thereto.

5.2        Authority. It has full right, power and authority to enter into and be bound by the terms and conditions of these Operating Parameters and Indemnity, to the extent a party thereto, and to carry out their respective obligations under these Operating Parameters and Indemnity, to the extent a party thereto, without the approval or consent of any other individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or instrumentality thereof.

5.3         Enforceability. It has duly authorized these Operating Parameters and Indemnity, to the extent a party thereto, by all requisite company action. To the extent a party thereto, these Operating Parameters and Indemnity have been duly executed and delivered and constitute a the legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

5.4         Validity. The entering into these Operating Parameters and Indemnity, to the extent a party thereto, and the carrying out of their respective obligations hereunder and thereunder are not prohibited, restricted or otherwise limited by any contract, agreement or understanding entered into by them, or by which any of them is bound, with any other Person.

5.5        No Conflict. The execution, delivery and performance of these Operating Parameters and Indemnity, to the extent a party thereto, do not: (i) conflict with or result in a violation or breach of any provision of its constating documents; or (ii) violate in any material respect any Law applicable to it.

5.6         Governmental Actions. There is no Claim pending or currently threatened against it which, if adversely determined, would restrict or limit its right to enter into these Operating Parameters and Indemnity, to the extent a party thereto, or carry out its obligations under these Operating Parameters and Indemnity, to the extent a party thereto.

ARTICLE VI.

MISCELLANEOUS

6.1         Real Property Interest. The Parties intend that the obligations of the Indemnitor Parties to conduct Mining Operations at the Mines in accordance with Mining Industry Best Practices and the Operating Parameters constitute a valuable right, shall continue during the conduct of Mining Operations at the Mines by the Indemnitor Parties, and shall constitute a presently vested interest in and a covenant running with the Mining Property which shall inure to the benefit of and be binding upon the Indemnitor Parties and the Grantor and their respective, successors and assigns. The obligations of the Indemnitor Parties to conduct Mining Operations at the Mines in accordance with Mining Industry Best Practices and the Operating Parameters shall attach to any amendments, relocations or conversions of any Mining Property, or to any renewals or extensions thereof. If the Indemnitor Parties or any successor or assignee of the Indemnitor Parties surrenders, allows to lapse or otherwise relinquishes or terminates its interest in any of the Mining Property, and reacquires a direct or indirect interest in the land or minerals covered by the former Mining Property, then from and after the date of such reacquisition such reacquired properties shall be included in the Mining Property and the obligations of the Indemnitor Parties to conduct Mining Operations at the Mines in accordance with Mining Industry Best Practices and the Operating Parameters shall apply to such interest so acquired. Indemnitor shall give written notice to the Administrative Agent within 30 days of any acquisition or reacquisition of an interest in the Mining Property. The Parties do not intend that there be any violation of the rule against perpetuities. Accordingly, any right that is subject to such rule shall be exercised within the maximum time periods permitted under applicable Law.

6.2        Registration. To the extent the Grantor is able to do so under applicable Law, the Grantor shall be entitled from time to time and at its sole cost and expense to register or record notice of its interest in these Operating Parameters and Indemnity against title to the Mining Property or elsewhere, and the Indemnitor Parties shall cooperate with the Grantor to effect such reasonable registrations and recordings and provide their written consent, acting reasonably, to any documents in connection therewith and do such other things, at the cost and expense of the Grantor, as soon as reasonably practicable, as are reasonably necessary to effect any such registrations or recordings.

6.3              Expenses. Except as otherwise set forth in these Operating Parameters and Indemnity, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with these Operating Parameters and Indemnity shall be paid by the Party incurring such costs and expenses.

6.4              Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) when received by the addressee if mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6.4):

If to Grantor:	Barrick Gold Corporation
Brookfield Place
TD Canada Trust Tower
161 Bay Street, Suite 3700 P.O. Box 212
Toronto, Canada M5J 2S1
Attention: General Counsel email: notices@barrick.com

With a copies to:	Barrick Gold of North America Inc.
310 S. Main Street, Suite 1150
Salt Lake City, Utah 84101
Attention: Michael McCarthy
General Counsel (North America)
	email:	USLegalNotices@barrick.com mmccarthy@barrick.com

If to Indemnitors:	c/o Administrative Agent
Dakota Territory Resource Corporation
106 Glendale Drive, Suite A
Lead, South Dakota 57754
Attention: Jonathan Awde, CEO
email: jawde@gold-sd.com

6.5         Severability. If any provision of these Operating Parameters and Indemnity is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, all other provisions of these Operating Parameters and Indemnity shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a manner materially adverse to a Party.

6.6         Entire Agreement. These Operating Parameters and Indemnity is an essential element of the transactions contemplated in the Purchase Agreement; these Operating Parameters and Indemnity constitutes valuable consideration under the Purchase Agreement; and the Grantor will realize benefits and economic advantages from these Operating Parameters and Indemnity. Subject to the foregoing, these Operating Parameters and Indemnity constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein and supersedes all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter.

6.7         Waiver. No waiver of any provision of these Operating Parameters and Indemnity shall be of any force or effect unless such waiver is in writing, expressly stating to be a waiver of a specified provision of these Operating Parameters and Indemnity, and is signed by the Party to be bound thereby. A Party’s waiver of any breach of these Operating Parameters and Indemnity or failure to enforce any of the provisions of these Operating Parameters and Indemnity, at any time, shall not in any way limit or waive that Party’s right thereafter to enforce or compel strict compliance with these Operating Parameters and Indemnity or any portion or provision or right under these Operating Parameters and Indemnity.

6.8         Successors and Assigns. These Operating Parameters and Indemnity shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Except as provided in Section 3.2, no Party may assign its rights or obligations hereunder without the prior written consent of the other Parties.

6.9         Beneficiaries. These Operating Parameters and Indemnity include rights and benefits for the Indemnitor Parties and the Indemnified Parties, and the Parties will exercise their respective rights and obligations under these Operating Parameters and Indemnity with due consideration for the rights and benefits of the Indemnitor Parties and the Indemnified Parties. Subject to the foregoing, these Operating Parameters and Indemnity are for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of these Operating Parameters and Indemnity.

6.10         Amendment and Modification; Waiver. These Operating Parameters and Indemnity may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto or, in the case of the Indemnitors, by the Administrative Agent. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving or, in the case of the Indemnitors, by the Administrative Agent. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from these Operating Parameters and Indemnity shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

6.11       Governing Law; Submission to Jurisdiction.

(a)        These Operating Parameters and Indemnity shall be governed by and construed in accordance with the internal laws of the State of South Dakota without giving effect to any choice or conflict of law provision or rule (whether of the State of South Dakota or any other jurisdiction).

(b)         Any Claim arising out of or based upon these Operating Parameters and Indemnity or the interpretation thereof may be instituted in the state courts of South Dakota or the federal courts of the United States, in each case located in Rapid City, South Dakota, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such Claim. Service of process, summons, notice or other document by mail to such Party’s address set forth herein shall be effective service of process for any Claim brought in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any Claim in such courts and irrevocably waive and agree not to plead or claim in any such court that any such Claim brought in any such court has been brought in an inconvenient forum.

(c)        EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO THESE OPERATING PARAMETERS AND INDEMNITY. THE JURY TRIAL WAIVER CONTAINED IN THESE OPERATING PARAMETERS AND INDEMNITY IS INTENDED TO APPLY, TO THE FULLEST EXTENT PERMITTED BY LAW, TO ANY AND ALL DISPUTES AND CONTROVERSIES THAT ARISE OUT OF OR IN ANY WAY RELATE TO ANY OR ALL OF THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS OF ANY KIND. THESE OPERATING PARAMETERS AND INDEMNITY MAY BE FILED WITH ANY COURT OF COMPETENT JURISDICTION AS A PARTY’S WRITTEN CONSENT TO SUCH PARTY’S WAIVER OF A JURY TRIAL.

6.12         Specific Performance. The Parties hereby agree that irreparable damage would occur in the event that any provision of these Operating Parameters and Indemnity are not performed in accordance with its specific terms or is otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach by any Party of any of its covenants or obligations set forth in these Operating Parameters and Indemnity, the other Parties shall be entitled to injunctive relief to prevent or restrain breaches or threatened breaches of these Operating Parameters and Indemnity by the other, and to specifically enforce the terms and provisions of these Operating Parameters and Indemnity to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under these Operating Parameters and Indemnity. Each of the Parties hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of these Operating Parameters and Indemnity by it, and to specifically enforce the terms and provisions of these Operating Parameters and Indemnity to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other parties under these Operating Parameters and Indemnity.

6.13         Further Assurances. The Parties shall each do, or cause to be done, any such further acts, or execute and deliver, or cause to be executed and delivered, such further documents as may be reasonably necessary for their respective performance under these Operating Parameters and Indemnity.

6.14         Administrative Agent. The Indemnitors hereby appoint Grantee as the Administrative Agent of the Indemnitors under these Operating Parameters and Indemnity, and each Indemnitor hereby authorizes the Grantee to act on behalf of each such Indemnitor as its Administrative Agent in accordance with the terms of these Operating Parameters and Indemnity. The Grantee hereby agrees to act as the Administrative Agent of the Indemnitors as set forth in these Operating Parameters and Indemnity. The Grantor Parties hereby acknowledge and agree that the Grantee is acting as the Administrative Agent of the Indemnitors under these Operating Parameters and Indemnity. The Indemnitors may replace the Administrative Agent upon written notice to the Grantor.

6.15.         Benefits of Guarantor. Guarantor will realize benefits and economic advantages arising from the conduct of Mining Operations at the Mines.

SCHEDULE I

MINE MAP

5N 2E
5N 3E
4N 2E
4N 3E

BARRICK

Provisional Map – This map was not prepared from a field survey and should not be relied on as a representation of legal land descriptions. Information on this map may not be complete or up to date and its accuracy is not to be relied upon. This map is intended only as a general representation of land status and is for Barrick's use only.

Legend

- Mineral Ownership
- Surface Ownership
- Township
- Section

Homestake

0 1 2

Miles

I-1

SCHEDULE II

OPERATING PERMITS

PERMIT TYPE	PERMIT	PERMIT	ISSUE/	RESPONSIBLE
	NUMBER	HOLDER	APPROVAL	AGENCY
			DATE
		Homestake Mining	July-1988	SD DANR
Mining Permit	332	Company of
		California
		Homestake Mining	May-1992	SD DANR
Mining Permit	456	Company of
		California
		Homestake Mining	Jan-1988	Lawrence
Conditional Use Permit	124	Company of		County, SD
		California
		Homestake Mining	June-1990	Lawrence
Conditional Use Permit	144	Company of		County, SD
		California

II-1

EXHIBIT E

ROYALTY DEED

(See Attached)

E-1

APN #: N/A (mineral royalty interest)

Prepared by:

Parsons Behle & Latimer
201 South Main Street
Salt Lake City, Utah
84111
(801)532-12234

Mail Tax Statement to: N/A

(mineral royalty interest)

 Space above for County Recorder’s Use

Pursuant to South Dakota Codified Laws 43-28-24 thru 43-28-28 inclusive: this Deed does not contain any individual’s personally identifiable information.

NET SMELTER RETURNS ROYALTY DEED

This Net Smelter Returns Royalty Deed (this “Deed”), executed to be effective as of [DATE], 2021(“Effective Date”) is from Dakota Territory Resource Corp, a Nevada corporation (“Grantor”), the address of which is 106 Glendale Drive, Suite A, Lead, South Dakota 57754, to Homestake Mining Company of California, California corporation (“Grantee”), the address of which is 310 S. Main Street, Suite 1150, Salt Lake City, Utah 84101. Grantor and Grantee sometimes are referred to in this Deed individually as a “Party” and collectively as the “Parties.”

RECITALS

A.       Grantor owns fee lands and patented mining claims (collectively, the “Mining Property”) located in Lawrence County, South Dakota. The Mining Property is more particularly described in Exhibit A to this Deed.

B.       Pursuant to that certain Asset Purchase Agreement (the “Agreement”) made and entered into as of the Effective Date, by and between Grantor and Grantee, Grantor is required to execute, acknowledge and deliver to Grantee an instrument granting to Grantee a Net Smelter Returns Royalty on all gold and other minerals of any type produced from the tailings facility located on the Mining Property and from dumps or stockpiles located on the Mining Property (referred to as the “Royalty Property”), from and after the Effective Date.

C.        Grantor executes and delivers this Deed to Grantee pursuant to the terms of the Agreement.

CONVEYANCE

1.       Grant of Royalty.

(a)       Royalty Percentage. For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, Grantor grants, assigns, conveys and agrees to pay to Grantee, and its successors and assigns, forever, a Royalty equal to 2.5% of Net Smelter Returns (the “Royalty Percentage”), as hereinafter defined and computed, for all gold and other minerals of any type produced from the Royalty Property, from and after the Effective Date (the “Royalty”), subject to Section 1(b). For the purpose of clarity, the Royalty shall only apply to gold and other minerals of any type produced from the Royalty Property and not the underlying Mining Property on which the Royalty Property is located.

(b)       No Buy Down. Grantor will not have the right to buy down all or any portion of the Royalty.

2.       Representations and Warranties.

(a)       Full Authority. Grantor represents and warrants that as of the date hereof it has all authority necessary for it to execute and deliver this Deed.

(b)       No Encumbrances. Grantor represents and warrants that it has not taken any action by which the Royalty Property, will be subject to a lien or other encumbrance that will in any way be a lien or other encumbrance on the Royalty.

(c)       Grantee’s Acceptance. Grantee acknowledges and agrees that this Deed is accepted by Grantee in satisfaction of Grantor’s obligation to deliver this Deed pursuant to the Agreement.

3.       Definition of Net Smelter Returns.

(a)       For Gold Bullion. “Net Smelter Returns,” for gold produced from the Royalty Property, and refined by or for Grantor to a form that meets good delivery standards in the London Bullion Market or comparable terminal market (“Gold Bullion”), will be determined by multiplying (i) the gross number of troy ounces of Gold Bullion produced from the Royalty Property, and returned to or credited to Grantor or purchased and paid for by a smelter, refiner, processor, purchaser or other recipient of such bullion during a calendar quarter, by (ii) the arithmetic average of the London Bullion Market Association P.M. Fixing Price (in United States dollars) reported on its website for Gold Bullion for the calendar quarter (or should such quotation cease, another similar quotation acceptable to Grantee, acting reasonably) calculated by summing the quoted prices reported for each day of the calendar quarter and dividing the sum by the number of days for which such prices were reported, and (iii) by deducting from the product of (i) times (ii), the Allowable Deductions permitted in Section 4(a) below.

(b)       For Other Products. For gold and other minerals of any type produced from the Royalty Property, and sold in a crude or intermediate form other than as Gold Bullion (“ Other Products”), Net Smelter Returns will be equal to (i) the actual sales price for the minerals contained in such Other Products received by Grantor from a smelter, refiner, processor, purchaser or other recipient of such products during a calendar quarter, less (ii) the Allowable Deductions permitted in Section 4(b) below.

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(c)       Affiliate Transactions. If Other Products are delivered in kind or sold to an entity which, under the broadest definition, directly or indirectly controls, is controlled by, or is under common control with Grantor (an “Affiliate”), and are sold by such Affiliate with or without further processing, Net Smelter Returns will be calculated based on the value of Gold Bullion sold by or credited or returned to the Affiliate (calculated pursuant to Subsection 3(a)), or the proceeds actually received by such Affiliate in an arm's length transaction for sale of Other Products, less Allowable Deductions actually incurred by the Affiliate, and the Gold Bullion or Other Products will be deemed to have been sold by Grantor, the proceeds will be deemed to have been received by Grantor and the Allowable Deductions will be deemed to have been made by Grantor for purposes of calculating Net Smelter Returns, in each case as if Grantor had sold (or received or was credited with) such Gold Bullion or Other Products in an arm’s-length transaction.

(d)       Insurance Proceeds. In the event Grantor receives insurance proceeds for gold in Gold Bullion or for gold or other minerals in Other Products lost or damaged, Net Smelter Returns will equal any such insurance proceeds that are received by Grantor for such loss.

4.       Allowable Deductions.

(a)       For Gold Bullion. For gold produced and sold as Gold Bullion, “Allowable Deductions” means, to the extent actually incurred:

(i)       charges imposed by a smelter or refinery for refining Gold Bullion from doré or concentrates produced in Grantor’s, or a third party’s, mill or other processing plant; however, charges incurred by Grantor for processing raw or crushed ore or other preliminary products in Grantor’s mill or other processing plant shall not be subtracted in determining Net Smelter Returns;

(ii)       penalty substance, assaying, and sampling charges imposed on or incurred by Grantor for refining Gold Bullion contained in such production;

(iii)       charges and costs, if any, for transportation and insurance of doré or concentrates produced in Grantor’s mill or other processing plant to places where such doré or concentrates are smelted, refined and/or sold or otherwise disposed of; and

(iv)       all taxes paid on production of Gold Bullion, except income tax, including but not limited to, production, severance, sales and privilege taxes and all local, state and federal taxes that are based on the production of Gold Bullion.

(b)       For Other Products. For gold and other minerals of any type produced and sold in Other Products, “Allowable Deductions” means, to the extent actually incurred:

(i)       charges imposed by the smelter, refiner or other processor for smelting, refining or processing gold and other minerals of any type contained in Other Products,but excluding any and all charges and costs related to Grantor’s, or a third party’s, mill or other processing plant constructed for the purpose of milling or processing Other Products;

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(ii)       penalty substance, assaying, and sampling charges imposed by a smelter, refiner or other processor for smelting, refining, or processing gold and other minerals of any type contained in Other Products, but excluding any and all charges and costs of or related to Grantor’s mill or other processing plant constructed for the purpose of milling or processing Other Products;

(iii)       charges and costs, if any, for transportation and insurance of the gold and other minerals of any type contained in Other Products and the beneficiated products thereof from Grantor’s mill or other processing plant to places where such Other Products or the beneficiated products thereof are smelted, refined and/or sold or otherwise disposed of; and

(iv)       all taxes paid on production of the gold and other minerals of any type contained in Other Products, except income tax, including but not limited to, production, severance, sales and privilege taxes and all local, state and federal taxes that are based on the production of gold contained in Other Products.

(c)       Custom Facilities. In the event Grantor carries out smelting, refining or other processing operations to produce Gold Bullion or gold and other minerals of any type contained in Other Products in facilities owned or controlled, in whole or in part, by Grantor, which facilities were not constructed for the sole purpose of smelting, refining or processing crude or intermediate products produced from the Royalty Property, then charges, costs and penalties for such smelting, refining or processing shall mean the amount Grantor would have incurred as “Allowable Deductions” under Section 4(a)(i) or Section 4(b)(i) above if such smelting, refining or other processing operations were carried out at facilities not owned or controlled by Grantor, but in no event will such Allowable Deductions be greater than actual costs incurred by Grantor with respect to such smelting, refining or other processing.

5.       Calculating and Paying Royalty; Reporting.

(a)       Calculation. The dollar amount of the Royalties due to Grantee for a calendar quarter will be the product of the sum of the Net Smelter Returns for Gold Bullion plus the Net Smelter Returns for the gold and other minerals of any type contained in Other Products for such quarter multiplied by the Royalty Percentage.

(b)       Payment. Payment of Royalties for a calendar quarter will be due by the last day of the month following the end of each calendar quarter in which Gold Bullion or Other Products containing gold and other minerals of any type are sold or returned or credited to Grantor (the “Payment Date”). If, for any reason, all information necessary to calculate and make a payment on the Payment Date is not available, Grantor will make a provisional payment on the Payment Date based on the available information and provide a final reconciliation for such payment promptly after all needed information becomes available to Grantor. In the event Grantee has been underpaid in any provisional payment, Grantor will promptly pay the difference to Grantee in cash or other readily available funds and if Grantee has been overpaid in any provisional payment, Grantee will promptly pay to Grantor the difference in cash or other readily available funds. All payments of the Royalties will be made by Grantor to Grantee, and will be paid free of any and all withholding taxes.

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(c)        Detailed Statement. All payments of Royalty will be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets received by Grantor from the smelter, refiner or other purchaser of Gold Bullion or gold and other minerals of any type contained in Other Products.

6.       Other Provisions Related to Payment.

(a)        Hedging Transactions. All profits and losses resulting from Grantor’s engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations are specifically excluded from calculation of Net Smelter Returns and will be solely for Grantor’s account.

(b)        Commingling. Grantor will have the right to commingle, either underground, at the surface, in stockpiles or at a mill, autoclave, roaster or other processing facility used by Grantor, ore or concentrates, minerals and other material mined and removed from the Royalty Property with ore, concentrates, minerals and other material mined and removed from other property. Before commingling, the average grade of the commingled materials and other measures as are appropriate will first be calculated by Grantor from representative samples, and the weight of such materials will be determined before commingling using practices which will be as good as or better than prevailing industry practices. In obtaining representative samples, calculating the average grade of the ore and average recovery percentages, the procedures used will be as good as or better than prevailing industry practices . Representative samples of the materials to be commingled will be retained by Grantor and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be retained for a reasonable amount of time, but not less than 18 months, after receipt by Grantee of the applicable royalty payment.

(c)        No Obligation to Mine or Process. Subject to the Agreement, Grantor will have sole discretion to determine the extent of its operations on or for the benefit of the Royalty Property and the time or the times for development, mining, stockpiling, processing and selling products produced from the Royalty Property and the suspension or resumption of any operation with respect thereto. Grantor will have no obligation to Grantee (in its capacity as the holder of this royalty) or otherwise to mine, explore or to conduct any other operation on any of the Royalty Property.

(d)        Lesser Interest. The Royalty will only be paid on the basis of Grantor’s proportionate share of production of gold and other minerals of any type from the Royalty Property as the Royalty Property exists as of the Effective Date of this Deed. By way of illustration, if a portion of the Royalty Property, as of the Effective Date, entitle Grantor to only an undivided 75% interest in the gold and other minerals of any type produced from such portion of the Royalty Property, then the Royalty will be paid based only on 75% of the production of gold and other minerals of any type from such portion of the Royalty Property.

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7.       Books, Records, Inspections and Confidentiality.

(a)        Inspection of Books and Records. Grantee will have the right, upon reasonable notice to Grantor, to inspect and copy all books, records, technical data, information and materials (the “Data”) pertaining to calculation of Royalty payments, including those with respect to commingling; provided that such inspections will not unreasonably interfere with Grantor’s operations. Grantor makes no representations or warranties to Grantee concerning any of the Data except that the Data will be prepared in good faith and Grantee agrees that if it elects to rely on any such Data or any other information made available by Grantor, it does so at its sole risk, except in the event of bad faith or fraud.

(b)        Audit. Grantee will have the right to audit the books and records pertaining to production from the Royalty Property and the calculation of the Royalty and to contest payments of Royalty for a period of 24 months following receipt by Grantee of each Royalty payment. Each Royalty payment will be deemed conclusively correct unless Grantee objects to it in writing within 24 months after receipt of such payment, setting forth in detail the basis for the Grantee’s objection. If it is finally determined, through agreement by the Parties or following completion of the dispute as set out in Section 7(c) below, that Grantee has been underpaid in any such payment, Grantor will promptly pay to Grantee the underpaid amount. In addition, if it is finally determined, through agreement by the Parties or following completion of the dispute as set out in Section 7(c) below, that Royalty payments for any calendar year are underpaid by more than 5%, then Grantor will reimburse Grantee for its reasonable costs incurred in auditing the books and records of Grantor.

(c)       Dispute Resolution.

(i)        If Grantee objects to a Royalty payment in a timely manner as set out in Section 7(b) above, then the Parties will meet within 30 days of Grantor’s receipt of the Grantee’s objection and, acting in good faith, seek to resolve the dispute. If the Parties fail to resolve the dispute within 30 days of the initial meeting, the dispute will be referred to the respective chief executive officers (or persons holding analogous positions) of the Parties who will, in good faith, attempt to resolve the dispute within 21 days of such referral. If the chief executive officers of the Parties are unable to resolve the matter within such 21 -day period, then either Party may submit the dispute to a court as provided in Section (c)(iii) below.

(ii)        If any Party objects to the performance by the other Party of any obligation arising under this Deed or of its interpretation, the Parties will meet within 30 days of the receipt by the other Party of the objecting Party’s objection and, acting in good faith, seek to resolve the dispute. If the Parties fail to resolve the dispute within 30 days of the initial meeting, the dispute will be referred to the respective chief executive officers (or persons holding analogous positions) of the Parties who will, in good faith, attempt to resolve the dispute within 21 days of such referral. If the chief executive officers of the Parties are unable to resolve the matter within such 21-day period, then either Party may submit the dispute to a court as provided in Section (c)(iii) below

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(iii)        Any dispute arising out of or based upon this Deed or a Royalty payment or may be instituted in the state courts of South Dakota or the federal courts of the United States, in each case located in Rapid City, South Dakota, and each Party irrevocably submits to the exclusive jurisdiction of such courts. Service of process, summons, notice or other document delivered by mail to such Party’s address set forth herein shall be effective service of process for dispute brought in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any dispute in such courts and irrevocably waive and agree not to plead or claim in any such court that any such dispute brought in any such court has been brought in an inconvenient forum.

(iv)        EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT. THE JURY TRIAL WAIVER CONTAINED IN THIS DEED IS INTENDED TO APPLY, TO THE FULLEST EXTENT PERMITTED BY LAW, TO ANY AND ALL DISPUTES AND CONTROVERSIES THAT ARISE OUT OF OR IN ANY WAY RELATE TO ANY OR ALL OF THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS OF ANY KIND. THIS DEED MAY BE FILED WITH ANY COURT OF COMPETENT JURISDICTION AS A PARTY’S WRITTEN CONSENT TO SUCH PARTY’S WAIVER OF A JURY TRIAL.

(v)        Except as otherwise specified herein, in the event of a dispute arising under this Deed is submitted to court, the prevailing Party will be entitled to payment of its reasonable attorneys’ fees and costs in litigating the dispute.

(d)        Inspection of Facilities. Grantee will have the right, upon reasonable notice, to inspect the facilities associated with the Royalty Property to the extent necessary to confirm Grantor’s proper performance of its obligations in this Deed. Such inspection will be at the sole risk of Grantee, and Grantee will indemnify Grantor from any liability caused by Grantee's exercise of inspection rights, unless such liability is caused by the gross negligence or intentional acts of Grantor or its employees or agents.

(e)       Confidentiality.

(i)        No Party shall, without the express written consent of the other Parties, which consent may be withheld for any purpose, disclose any non-public information generated or received under this Deed relating to the calculation of Net Smelter Returns or Grantor’s operations on the Royalty Property or other property (“Confidential Information”), other than to employees, agents or consultants of the receiving Party in respect of the administration or enforcement of its rights hereunder and who agree to be bound by the confidentiality provisions of this Deed (the breach of which shall be deemed to be a breach by the Party).

(ii)       Any Party may disclose Confidential Information received from another Party (A) to a prospective lender to whom or to which the Party may, in good faith, grant a security interest in its interest in the Royalty Property, or (B) to a prospective purchaser of all or part of a Party’s interest in the Royalty or the Royalty Property, but only, in each case, if the prospective recipient of Confidential Information has executed a confidentiality agreement that includes confidentiality provisions substantially similar to this subsection.

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(iii)       Confidential Information may also be disclosed if such disclosure is required for compliance with applicable laws, rules, regulations or orders of any governmental agency or stock exchange having jurisdiction over a Party, provided, however, that the notice shall have been given to the non-disclosing Party or Parties of such disclosure as far in advance of such disclosure as is reasonably practicable and the disclosing Party or Parties ensures that only such information as is necessary to comply with the obligations is disclosed.

8.	General Provisions.

(a)	Transfers.

(i)        Grantor may freely transfer all or any portion of its interest in the Royalty Property so long as such transfer is expressly made subject to the Royalty. If Grantor transfers all or any portion of its interest in the Royalty Property, Grantor will obtain from the transferee a written acknowledgement and assumption of the obligations of Grantor under this Deed with respect to the interest so transferred, and promptly provide evidence of such acknowledgement and assumption to Grantee. Upon obtaining and delivering such acknowledgment and assumption to Grantee, Grantor will thereupon be relieved of all liability for payment of the Royalty with respect to the Royalty Property transferred for any Royalty that may thereafter arise with respect to such transferred interest, except with respect to any Royalty payments made prior to the date of transfer, which will continue to be governed by this Deed.

(ii)        In the event Grantor desires to mortgage, pledge, encumber or otherwise create a security interest in all or any portion of the products produced from the Royalty Property, Grantor will cause each agreement, indenture, bond, deed of trust, filing, application or other instrument that creates or purports to create a lien, mortgage, security interest or other charge secured by any interest in any of the Royalty Property or such products to include an express agreement and acknowledgement by the Parties to such instrument, in form and substance reasonably satisfactory to Grantee, that the Royalty is (A) senior in right of payment and collection from Revenues to any and all obligations created thereby in respect of any of the Royalty Property or such products, and (B) that the Royalty is an independent interest in the Royalty Property and is not subject to foreclosure pursuant to such mortgage, encumbrance or other form of security interest.

(iii)        Grantee may freely transfer, mortgage, pledge, encumber or otherwise create a security interest in all or any portion of the Royalty, provided that Grantor will have no obligation to make payments of Royalty to a transferee until receipt of written notice of the transfer and a copy of the transferring document.

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(b)        No Partnership or Special Relationship. The relationship of Grantor and Grantee with respect to the Royalty will not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship.

(c)        Certain Definitions. As used in the Deed, the term “Grantee” will include all of the successors-in-interest to each of the Grantee and the term “Grantor” will include all of Grantor’s successors-in-interest.

(d)        Tailings and Other Waste Material. All tailings, residues, waste rock, spoiled leach materials, and other materials resulting from Grantor’s operations and activities with respect to the Royalty Property shall be the sole property of Grantor but if Grantor processes such materials in the future, all gold and other minerals produced from such materials will be subject to the Royalty and the terms of this Deed.

(e)        Property Interest. This Deed shall constitute a security agreement for purposes of the Uniform Commercial Code. In addition, Grantor and Grantee intend that the Royalty will be perpetual and will constitute a presently vested interest in and a covenant running with the Royalty Property which will inure to the benefit of and be binding upon the Parties and their respective successors and assigns so long as Grantor or any successor or assign of Grantor holds any rights or interests in the Royalty Property. The Royalty shall attach to any amendments, relocations or conversions of any mining claim, license, or lease, concession, permit, patent or other tenure comprising the Royalty Property or the Mining Property on which the Royalty Property is located, or to any renewals or extensions thereof. If Grantor or any affiliate or successor or assignee of Grantor surrenders, allows to lapse or otherwise relinquishes or terminates its interest in any of the Royalty Property or the Mining Property on which the Royalty Property is located, and reacquires a direct or indirect interest in the land or minerals covered by the former Royalty Property or Mining Property on which the Royalty Property is located, then from and after the date of such reacquisition the Royalty will apply to the Royalty Property so affected. Grantor will give written Notice to Grantee within 30 days of any such acquisition or reacquisition. The Parties do not intend that there be any violation of the rule against perpetuities. Accordingly, any right that is subject to such rule shall be exercised within the maximum time periods permitted under applicable law.

(f)       Notices. Any notice, demand or other communication under this Deed (“Notice”) required or permitted to be given or made under this Deed will be in writing and shall be given to a Party at the address below (i) by courier or recognized overnight delivery service, or (ii) by registered or certified mail, return receipt requested. All Notices shall be effective and will be deemed delivered (A) if by courier or recognized overnight delivery service on the date of delivery, (B) if solely by mail on the day delivered as shown on the actual receipt. A Party may change its address for purposes of Notices from time-to-time by Notice to the other Party.

If to Grantor:

Dakota Territory Resource Corporation

106 Glendale Drive, Suite A

Lead, South Dakota 57754

9

If to Grantee:

Barrick Gold Corporation

Brookfield Place

TD Canada Trust Tower

161 Bay Street, Suite 3700

P.O. Box 212

Toronto, Canada M5J 2S1

Attn: General Counsel

email: notices@barrick.com

With a copy to:

Barrick Gold of North America Inc.

310 S. Main Street, Suite 1150

Salt Lake City, Utah 84101

Attn: Michael McCarthy, General Counsel (North America)

email: mmccarthy@barrick.com

(g)        Section Headings. The section headings contained in this Deed are inserted for convenience only and do not affect in any way the meaning or interpretation of this Deed.

(h)        Amendment. No amendment of any provision of this Deed will be valid with respect to any Party unless the same shall be in writing and signed by each Party. No waiver by any Party of any default or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent default or covenant or affect in any way any rights arising by virtue of any prior or subsequent occurrence.

(i)        Invalidity. If any term or provision of this Deed is invalid or unenforceable in any situation in any jurisdiction it will not affect the validity or enforceability of the remaining terms and provisions.

(j)        Governing Law. This Deed will be governed by and construed in accordance with the laws of the State of South Dakota without giving effect to any choice or conflicts of law provision or rule (whether of the State of South Dakota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of South Dakota.

(k)        Interpretation. The Parties have participated jointly in the negotiation and drafting of this Deed. In the event an ambiguity or question of intent or interpretation arises, this Deed will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Deed.

(l)        Counting. If the final day of any period or any date of performance under this Deed falls on a Saturday, Sunday or legal holiday in South Dakota, then the final day of the period or the date of performance will be extended to the next day that is not a Saturday, Sunday or legal holiday in South Dakota. For purposes of computing the time for performance of any obligation hereunder, however, Saturday, Sundays and legal holidays will be included.

[Signature Page Follows]

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Exempt from Transfer Fee, Mineral Royalty Interest only.

Executed by Grantor and Grantee to be effective as of the Ef fective Date.

GRANTOR:

Dakota Territory Resource Corp, a Nevada corporation

By:
Name:
Title:

GRANTEE:

Homestake Mining Company of California, a California corporation

By:
Name:
Title:

State of                                                                                       )

                                                                                                                          ) ss.

County of                                                                                  )

This instrument was acknowledged before me on __________ ___, 20[__], by [____________] as [________________] of Dakota Territory Resource Corp

Notary Public in and for the State of

Residing at:

Commission Expires:

State of                                                                                       )

                                                                                                                          ) ss.

County of                                                                                  )

This instrument was acknowledged before me on __________ ___, 20[__], by [________________] as [____________] of Homestake Mining Company of California.

Notary Public in and for the State of Utah
Residing at:
Commission Expires:

11

EXHIBIT A

To

Net Smelter Returns Royalty Deed

(Lawrence County, South Dakota Royalty Property)

The tailings facility and dumps or stockpiles located on the following described real property located in Lawrence County, South Dakota:

Lot 3 of Grizzly Gulch Tract (excluding Ryan Tract Revised as shown on Plat Document 2012- 4206 and excluding Keller Tract as shown on Plat Document 2019-4247), including the Morton Lode, M.S. 208, located in Sections 2, 3, 4, 9, 10, 11, 14 and 15, T4N, R3E and Section 34, T5N, R3E, B.H.M., as shown on Plat Document Number 2010-1746 and comprising 2,025.26 acres, more or less and identified as 26030-00000-030-00;

A-1

EXHIBIT F

SELLER CLOSING CERTIFICATE

HOMESTAKE MINING COMPANY OF CALIFORNIA

SELLER’S CLOSING CERTIFICATE

The undersigned, a duly authorized officer of Homestake Mining Company of California a California corporation (“Seller”), does hereby certify pursuant to Section 4(a)(v) of that certain Asset Purchase Agreement (the “Agreement”) dated [__________], 20__ by and among Seller and the individuals whose names are listed on the signature page thereto that:

1.            Each of the Seller's representations and warranties set forth in Section 5 of the Agreement are true and correct in all material respects at and as of the Closing Date (as defined in the Agreement).

2.            The Seller has performed and complied, in all material respects, with all of its covenants set forth in the Agreement through the Closing (as defined in the Agreement).

3.            No action, suit, or proceeding is pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by the Agreement, (B) cause any of the transactions contemplated by the Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge is in effect), or (C) adversely affect the right of the Seller to own or dispose of the property as contemplated by this Agreement and the other agreements contemplated thereby.

Dated this [__] day of [_________], 20[__]

Homestake Mining Company of California, a California corporation

By:

Name:

Title:

F-1

EXHIBIT G

PURCHASER CLOSING CERTIFICATE

DAKOTA TERRITORY RESOURCE CORPORATION

BUYER’S CLOSING CERTIFICATE

The undersigned, a duly authorized officer of Dakota Territory Resource Corporation (“buyer”), does hereby certify pursuant to Section 4(b)(vii) of that certain Asset Purchase Agreement (the “Agreement”) dated [__________], 20[__] by and among Buyer and the individuals whose names are listed on the signature page thereto that:

1.            Each of the Buyer’s representations and warranties set forth in Section 6 of the Agreement are true and correct in all material respects at and as of the Closing Date (as defined in the Agreement).

2.            The Buyer has performed and complied, in all material respects, with all of its covenants set forth in the Agreement through the Closing (as defined in the Agreement).

3.            No action, suit, or proceeding is pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by the Agreement, (B) cause any of the transactions contemplated by the Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge is in effect), or (C) adversely affect the right of the Buyer to purchase the property as contemplated by this Agreement and the other agreements contemplated thereby.

Dated this [__] day of [___________], 20[__]

Dakota Territory Resource Corporation, a Nevada corporation

By:

Name:

Title:

G-1

EXHIBIT B

LEGAL DESCRIPTION

The following described real property located in Lawrence County, South Dakota:

(surface)

Lot 3 of Grizzly Gulch Tract (excluding Ryan Tract Revised as shown on Plat Document 2012-4206 and excluding Keller Tract as shown on Plat Document 2019-4247), including the Morton Lode, M.S. 208, located in Sections 2, 3, 4, 9, 10, 11, 14 and 15, T4N, R3E and Section 34, T5N, R3E, B.H.M., as shown on Plat Document Number 2010-1746 and comprising 2,025.26 acres, more or less and identified as 26030-00000-030-00;

Open Cut Tract, including the Highland Chief, M.S. 50, located in Sections 27, 28, 29, 32, 33 and 34, T5N, R3E, B.H.M. as shown on Plat Document Number 2006-6682 and comprising 817.40 acres, more or less and identified as APN 26055-00000-000-00;

Sawpit Tract (excluding Sign Lot as shown on Plat Document 2008-4655 and a portion of Lot B-1A2 as shown on Plat Document 2010-4631, and Lot D of the Sawpit Tract as shown on Plat Document 2016-1775), including the Hidden Treasure, M.S. 49, located in Sections 19, 20, 29 and 30, T5N, R3E, B.H.M., as shown on Plat Document Number 2006-7130 and comprising 480.67 acres, more or less and identified as APN 26070-00000-000-00;

Tract 1 of the Sawpit Addition to the Town of Central City (excluding Lots 1A, 1B, 2 and 3 of Tract 1 of Sawpit Addition as shown on Plat Document 2008-3880, 2009-1926 & 1025-1396), as shown on Plat Document Number 2007-677 and comprising 26.63 acres, more or less and identified as APN 27900-00100-000-00;

Lot 3, located in Section 28, T5N, R3E, B.H.M., comprising 0.68 acres, more or less and identified as APN-17000-00503-280-00;

General Jackson and Cowboy #1, M.S. 1583, located in Section 28, T5N, R3E, B.H.M., comprising 16.67 acres, more or less and identified as APN 26680-01583-000-00;

Tract G, Tract H, Tract J and Tract K, located in a portion of Placer 252 in Section 28, T5N, R3E, B.H.M., as shown on Plat Document Number 2011-5451 and aggregating 0.40 acres more or less and identified as APN 26280-00252-030-00, 26280-00252-0040-00, 26280-00252-0060-00, 26280-00252-070-00;

Lot 2, Lot 3 and Lot 4, of M.S. 1557, located in the SW/4 Section 3, the SE/4 Section 4, E/2 Section 9 & NW/4 Section 10, T4N, R3E, B.H.M., as shown on Plat Document Number 2005-1092 and aggregating 193.33 acres, more or less and identified as APN 26620-01557-020-00, 26620-01557-030-00, 26620-01557-040-00;

Tract A, Centennial Addition to the Town of Central City, a portion of M.S. 892, as shown on Plat Document Number 2006-494 and comprising 24.14 acres, more or less and identified as APN 26020-00000-000-00, 27200-00000-000-00;

Tract D of the Yates Subdivision, (excluding Lot-D1 of Tract D the Yates Subdivision and a portion of Lot 3 of the Grizzly Gulch Tract as shown on Plat Document 2019-4246); and Tract E of the Yates Subdivision, City of Lead, (excluding Lot E-1 of Tract E of the Yates Subdivision as shown on Plat Document 2017-1960), including the Evanston, M.S. 235, as shown on Plat Document 2005-8217 and aggregating 117.19 acres, more or less and identif ied as APN 26090-00400-000-00, 26090-00500-000-00, 31910-00400-000-00, 31910-00500-000-00;

Tract A, Block 16, Billings Addition to the City of Lead, as shown on Plat Document Number 2007-1490, excluding Lot 1 of Tract 16, Billings Addition to the City of Lead as shown on Plat Document 2020-909, and comprising 24.22 acres, more or less and identified as APN 31210-01600-010-00;

Tract 1, Terraville Addition to the City of Lead, as shown on Plat Document 2009-3218, comprising 60.12 acres, more or less and identified as APN 31820-00000-000-00;

Lot A of Lot 1, Tract 4, Homestake Addition to the City of Lead, as shown on Plat Document Number 96-1826, comprising 0.443 acres, more or less and identified as APN 31440-00400-001-00;

Lots 1, 2 and 18, Block 1, Washington Addition to the City of Lead, and McCloud Extension, as shown on the Cricks Map of the City of Lead, and identified as APN 31870-00100-200-00, 31870-00100-020-00;

Remainder of Lot 1, Tract 1, of the Homestake Addition to the City of Lead, as shown on Plat Document Number 94-5906 and 2000-3708, comprising 7.25 acres, more or less and identified as APN 31440-00100-001-00;

Tract 2 of the Homestake Addition to the City of Lead including a portion of Lot AB1 and excluding Dog Run Park plat, as shown on Plat Document Number 94-5906, comprising 39.18 acres, more or less and identified as APN 31440-00200-000-00;

Remainder of Tract 8 of the Homestake Addition to the City of Lead (excluding Tract 1, Terraville Addition to City of Lead as shown on Plat Document 2009-3218), as shown on Plat Document Number 2007-996 and comprising 41.37 acres, more or less and identified as APN 31440 -00800-000-00;

Tract 9 of the Homestake Addition to the City of Lead and vacated portion of Spring Street (excluding Dog Run Park of Tract 9 as shown on Plat Document Number 2009-5880), as shown on Plat Document Number 2007-5814 and comprising 34.39 acres, more or less and identified as APN 31440-00900-000-00;

Remainder of Lot 9, Block 3, Washington Addition to the City of Lead (excluding Lot 9A, Block 3 as shown on Plat Document Number 2007 -6394), as described in Book 314 Page 25 and identified as APN 31870-00300-090-10;

Lot 9A, Block 3, Washington Addition to the City of Lead, as shown on Plat Docume nt Number 2007-6394, comprising 0.19 acres, more or less and identified as APN 31870-00300-090-20;

School Lots, 31 and 32, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M. comprising 12.32 acres, more or less and identified as APN 30075-00031-000-00;

Tract D, McGovern Hill Addition to the City of Deadwood, (excluding Lot D-1 of the McGovern Hill Addition to the City of Deadwood as shown on Plat Document 2019 -338) as shown on Plat Document No. 2003-4122 and comprising 3.01 acres, more or less and identified as APN 30610-00000-040-00;

Tract 1, Tract 2 and Lot 6, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 11.54 acres, more or less and identified as APN 30890-00503-270-20;

Remainder of St. James patented lode mining claim, M.S. 754, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 3.25 acres, more or less and identified as APN 30900-00754-000-14;

Remainder of Hunter Lode patented lode mining claim, M.S. 1295, inside City of Deadwood, excluding Lot 1R-A, Lots 1 and 2, located in Section 27, T5N, R3E, B.H.M., comprising 4.32 acres, more or less and identified as APN 30900 -01295-000-80;

Brownie patented lode mining claims, M.S. 1324 and School Lot 22, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 67.76 acres, more or less and identified as APN 30900-01324-000-10;

Remainder of Alida #1 and Alida#2 patented lode mining claims, M.S. 1463, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 6.35 acres, more or less and identified as APN 30900-01463-000-00;

Lot 15, Golden Gate, located in Section 29, T5N, R3E, B.H.M., as shown on Plat Document Number 99-1127, comprising .08 acres, more or less and identified as APN 27300 -00049-000-00;

Lot 6, located in Section 11, T4N, R3E, B.H.M., comprising .08 acres, more or less and identified as APN 13000-00403-110-03;

Gold Run Tract, Gold Run Addition to the City of Lead, as shown on Plat Document Number 2005-4941, comprising 7.94 acres, more or less and identified as APN 31400-00000-010-00;

Park Tract, Gold Run Addition to the City of Lead, as shown on Plat Document Number 2005-4941, comprising 11.11 acres, more or less and identified as APN 31400 -00000-020-00;

Tract C-3A of P.C. 51, 62, 64, 108, 252 and 255, and of M.S. 1971, 1441, 1363 and 1608, located in Section 28, T5N, R3E, B.H.M., as shown on Plat Document Nu mber 2005-1326, comprising 11.95 acres, more or less and identified as APN 26200-00051-000-50.

Mineral – 100%

General Grant, M.S. 675, located in Section 1, T4N, R2E, B.H.M.;

Boss lode, M.S. 839, located in Section 6, T4N, R3E, B.H.M.;

Big Sam, Francis, Marseillase, Minnie, Ruby Hill and Glenwood lodes, M.S. 930, located in Section 7, T4N, R3E, B.H.M.;

South Lyon lode, M.S. 935, located in Section 6, T4N, R3E, B.H.M.;

Argenta, Glyn, Lemans, Oro and Oro Fraction lodes, M.S. 1109, located in Sections 12 and 13, T4N, R2E, BH.M.;

West Wedge Fraction, West End, Jackson, Moonlight, Sunrise, Sunset Fraction, Lizzie lodes, M.S. 1114, located in Section 12, T4N, R2E, and Section 7, T4N, R3E, B.H.M.;

Camden, Ford and Georgia lodes, M.S. 1141, located in Sections 34 and 35, T5N, R2E, B.H.M.;

Blue and Rocky Lynn lodes, M.S. 1168, located in Section 34, T5N, R2E, B.H.M.;

Buffalo, Deadwood, Link Fraction, May lodes, M.S. 1283, located in Section 33, T5N, R2E, B.H.M.;

Cardinal and Longpoint Fraction lodes, M.S. 1288, located in Section 25, T5N, R2E, B.H.M.;

Ames, Ames Fraction, Cloud, Dick, Ester, Lightning, Thunder lodes, M.S. 1289, located in Sections 27 and 28, T5N, R2E, B.H.M.;

James G. Blaine, M.S. 1349, located in Section 34, T5N, R2E, B.H.M.;

Loyd lode, M.S. 1468, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Genessee, Grenada, Peerless, Trenton lodes, M.S. 1616, located in Section 4, T4N, R2E, B.H.M.;

Snorter and Snorter Fraction lodes, M.S. 1643, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Maid of Erin, Telegram, Gannon, B&M Fraction lodes, M.S. 1659, located in Sections 33 and 34, T5N, R2E, and Section 3, T4N, R2E, B.H.M.;

Belligerent, Belligerent Fraction, Belligerent No. 3, Belligerent No. 4, Bull Hill Fraction lodes, M.S. 1673, located in Sections 27 and 34, T5N, R2E, B.H.M.;

Marconi lode, M.S. 1792, located in Section 31, T5N, R3E, B.H.M.;

EXHIBIT C

MEMORANDUM OF OPTION

Attached.

HOMESTAKE MINING COMPANY OF CALIFORNIA

Optionor

and

DAKOTA TERRITORY RESOURCE CORP.

Optionee

MEMORANDUM OF OPTION

Dated as of September 7, 2021

The properties affected by the within instrument are located in Lawrence County, South Dakota

Prepared By and Record and Return to:

Skadden, Arps, Slate, Meagher & Flom

One Manhattan West

New York, New York 10001

Attention: Michael J. Hong, Esq.

Memorandum of Option

THIS MEMORANDUM OF OPTION AGREEMENT ("Memorandum") dated as of the 7th day of September, 2021, by and between HOMESTAKE MINING COMPANY OF CALIFORNIA, a California corporation ("Optionor") and Dakota Territory Resource Corp., a Nevada corporation ("Optionee").

Optionor and Optionee hereby acknowledge the following:

1.            Option to Purchase. For valuable consideration described in that certain Option Agreement for Purchase and Sale of Real Property, dated as of September 7, 2021 (the "Option Agreement"), Optionor has granted to Optionee (i) the exclusive and irrevocable option (the "Option") to purchase the fee lands and patented mining claims situated in Lawrence County, South Dakota, which are more particularly described in Exhibit A attached hereto and made a part hereof, together with any buildings and other improvements thereon and any and all rights, privileges, easements, accessions, appurtenances, hereditaments, claims, permits and licenses therein or relating thereto (collectively, the “Property”) and (ii) all of Optionor’s rights, title and interest under that certain Property Donation Agreement dated April 14, 2006, among Optionor, the State of South Dakota and The South Dakota Science and Technology Authority.

2.           Term. Optionee may exercise the Option anytime during the period commencing on September 7, 2021 and ending on September 7, 2024. Optionee shall have an additional one hundred and twenty (120) days after Optionee's exercise of the Option to close on the purchase of the Property (the "Term").

3.           Conflicts. This Memorandum is intended only for recording purposes to provide notice of certain terms and conditions contained in the Option Agreement and is not to be construed as a complete summary of the terms and conditions thereof. This Memorandum is subject to the Option Agreement and any amendments, modifications, alterations, renewals, and extensions of the Option Agreement. The terms and provisions of the Option Agreement are incorporated in this Memorandum by reference. If there is any conflict between this Memorandum and the Option Agreement, the provisions of the Option Agreement shall control.

4.           Counterparts. This Memorandum may be executed in multiple counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed this Memorandum as of the date first above written.

OPTIONOR:

HOMESTAKE MINING COMPANY OF CALIFORNIA,

a California corporation

By:
Name:
Title:

OPTIONEE:

DAKOTA TERRITORY RESOURCE CORP., a Nevada corporation

By:
Name:
Title:

Optionor Acknowledgment

STATE OF	)
) ss.:

COUNTY OF	)

On the       day of ____________, 2021 before me, the undersigned, a Notary Public in and for said State, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

__________________________
Notary Public

Optionee Acknowledgment

STATE OF	)
) ss.:

COUNTY OF	)

On the __ day of ____________, 2021 before me, the undersigned, a Notary Public in and for said State, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

__________________________
Notary Public

EXHIBIT A

LEGAL DESCRIPTION

The following described real property located in Lawrence County, South Dakota:

(surface)

Lot 3 of Grizzly Gulch Tract (excluding Ryan Tract Revised as shown on Plat Document 2012-4206 and excluding Keller Tract as shown on Plat Document 2019-4247), including the Morton Lode, M.S. 208, located in Sections 2, 3, 4, 9, 10, 11, 14 and 15, T4N, R3E and Section 34, T5N, R3E, B.H.M., as shown on Plat Document Number 2010-1746 and comprising 2,025.26 acres, more or less and identified as 26030-00000-030-00;

Open Cut Tract, including the Highland Chief, M.S. 50, located in Sections 27, 28, 29, 32, 33 and 34, T5N, R3E, B.H.M. as shown on Plat Document Number 2006-6682 and comprising 817.40 acres, more or less and identified as APN 26055-00000-000-00;

Sawpit Tract (excluding Sign Lot as shown on Plat Document 2008-4655 and a portion of Lot B-1A2 as shown on Plat Document 2010 -4631, and Lot D of the Sawpit Tract as shown on Plat Document 2016-1775), including the Hidden Treasure, M.S. 49, located in Sections 19, 20, 29 and 30, T5N, R3E, B.H.M., as shown on Plat Document Number 2006-7130 and comprising 480.67 acres, more or less and identified as APN 26070 -00000-000-00;

Tract 1 of the Sawpit Addition to the Town of Central City (excluding Lots 1A, 1B, 2 and 3 of Tract 1 of Sawpit Addition as shown on Plat Document 2008-3880, 2009-1926 & 1025-1396), as shown on Plat Document Number 2007-677 and comprising 26.63 acres, more or less and identified as APN 27900-00100-000-00;

Lot 3, located in Section 28, T5N, R3E, B.H.M., comprising 0.68 acres, more or less and identified as APN-17000-00503-280-00;

General Jackson and Cowboy #1, M.S. 1583, located in Section 28, T5N, R3E, B.H.M., comprising 16.67 acres, more or less and identified as APN 26680-01583-000-00;

Tract G, Tract H, Tract J and Tract K, located in a portion of Placer 252 in Section 28, T5N, R3E, B.H.M., as shown on Plat Document Number 2011-5451 and aggregating 0.40 acres more or less and identified as APN 26280-00252-030-00, 26280-00252-0040-00, 26280-00252-0060-00, 26280-00252-070-00;

Lot 2, Lot 3 and Lot 4, of M.S. 1557, located in the SW/4 Section 3, the SE/4 Section 4, E/2 Section 9 & NW/4 Section 10, T4N, R3E, B.H.M., as shown on Plat Document Number 2005-1092 and aggregating 193.33 acres, more or less and identified as APN 26620-01557-020-00, 26620-01557-030-00, 26620-01557-040-00;

Tract A, Centennial Addition to the Town of Central City, a portion of M.S. 892, as shown on Plat Document Number 2006-494 and comprising 24.14 acres, more or less and identified as APN 26020-00000-000-00, 27200-00000-000-00;

Tract D of the Yates Subdivision, (excluding Lot-D1 of Tract D the Yates Subdivision and a portion of Lot 3 of the Grizzly Gulch Tract as shown on Plat Document 2019-4246); and Tract E of the Yates Subdivision, City of Lead, (excluding Lot E-1 of Tract E of the Yates Subdivision as shown on Plat Document 2017-1960), including the Evanston, M.S. 235, as shown on Plat Document 2005-8217 and aggregating 117.19 acres, more or less and identified as APN 26090-00400-000-00, 26090-00500-000-00, 31910-00400-000-00, 31910-00500-000-00;

Tract A, Block 16, Billings Addition to the City of Lead, as shown on Plat Document Number 2007-1490, excluding Lot 1 of Tract 16, Billings Addition to the City of Lead as shown on Plat Document 2020-909, and comprising 24.22 acres, more or less and identified as APN 31210-01600-010-00;

Tract 1, Terraville Addition to the City of Lead, as shown on Plat Document 2009 -3218, comprising 60.12 acres, more or less and identified as APN 31820-00000-000-00;

Lot A of Lot 1, Tract 4, Homestake Addition to the City of Lead, as shown on Plat Document Number 96-1826, comprising 0.443 acres, more or less and identified as APN 31440 -00400-001-00;

Lots 1, 2 and 18, Block 1, Washington Addition to the City of Lead, and McCloud Extension, as shown on the Cricks Map of the City of Lead, and identified as APN 31870 -00100-200-00, 31870-00100-020-00;

Remainder of Lot 1, Tract 1, of the Homestake Addition to the City of Lead, as shown on Plat Document Number 94-5906 and 2000-3708, comprising 7.25 acres, more or less and identified as APN 31440-00100-001-00;

Tract 2 of the Homestake Addition to the City of Lead including a portion of Lot AB1 and excluding Dog Run Park plat, as shown on Plat Document Number 94-5906, comprising 39.18 acres, more or less and identified as APN 31440 -00200-000-00;

Remainder of Tract 8 of the Homestake Addition to the City of Lead (excluding Tract 1, Terraville Addition to City of Lead as shown on Plat Document 2009-3218), as shown on Plat Document Number 2007-996 and comprising 41.37 acres, more or less and identified as APN 31440 -00800-000-00;

Tract 9 of the Homestake Addition to the City of Lead and vacated portion of Spring Street (excluding Dog Run Park of Tract 9 as shown on Plat Document Number 2009-5880), as shown on Plat Document Number 2007-5814 and comprising 34.39 acres, more or less and identified as APN 31440-00900-000-00;

Remainder of Lot 9, Block 3, Washington Addition to the City of Lead (excluding Lot 9A, Block 3 as shown on Plat Document Number 2007-6394), as described in Book 314 Page 25 and identified as APN 31870-00300-090-10;

Lot 9A, Block 3, Washington Addition to the City of Lead, as shown on Plat Document Number 2007-6394, comprising 0.19 acres, more or less and identified as APN 31870-00300-090-20;

School Lots, 31 and 32, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M. comprising 12.32 acres, more or less and identified as APN 30075-00031-000-00;

Tract D, McGovern Hill Addition to the City of Deadwood, (excluding Lot D-1 of the McGovern Hill Addition to the City of Deadwood as shown on Plat Document 2019 -338) as shown on Plat Document No. 2003-4122 and comprising 3.01 acres, more or less and identified as APN 30610-00000-040-00;

Tract 1, Tract 2 and Lot 6, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 11.54 acres, more or less and identified as APN 30890-00503-270-20;

Remainder of St. James patented lode mining claim, M.S. 754, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 3.25 acres, more or less and identified as APN 30900-00754-000-14;

Remainder of Hunter Lode patented lode mining claim, M.S. 1295, inside City of Deadwood, excluding Lot 1R-A, Lots 1 and 2, located in Section 27, T5N, R3E, B.H.M., comprising 4.32 acres, more or less and identified as APN 30900 -01295-000-80;

Brownie patented lode mining claims, M.S. 1324 and School Lot 22, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 67.76 acres, more or less and identified as APN 30900-01324-000-10;

Remainder of Alida #1 and Alida#2 patented lode mining claims, M.S. 1463, inside City of Deadwood, located in Section 27, T5N, R3E, B.H.M., comprising 6.35 acres, more or less and identified as APN 30900-01463-000-00;

Lot 15, Golden Gate, located in Section 29, T5N, R3E, B.H.M., as shown on Plat Document Number 99-1127, comprising .08 acres, more or less and identified as APN 27300 -00049-000-00;

Lot 6, located in Section 11, T4N, R3E, B.H.M., comprising .08 acres, more or less and identified as APN 13000-00403-110-03;

Gold Run Tract, Gold Run Addition to the City of Lead, as shown on Plat Document Number 2005-4941, comprising 7.94 acres, more or less and identified as APN 31400-00000-010-00;

Park Tract, Gold Run Addition to the City of Lead, as shown on Plat Document Number 2005-4941, comprising 11.11 acres, more or less and identified as APN 31400 -00000-020-00;

Tract C-3A of P.C. 51, 62, 64, 108, 252 and 255, and of M.S. 1971, 1441, 1363 and 1608, located in Section 28, T5N, R3E, B.H.M., as shown on Plat Document Number 2005-1326, comprising 11.95 acres, more or less and identified as APN 26200-00051-000-50.

Mineral – 100%

General Grant, M.S. 675, located in Section 1, T4N, R2E, B.H.M.;

Boss lode, M.S. 839, located in Section 6, T4N, R3E, B.H.M.;

Big Sam, Francis, Marseillase, Minnie, Ruby Hill and Glenwood lodes, M.S. 930, located in Section 7, T4N, R3E, B.H.M.;

South Lyon lode, M.S. 935, located in Section 6, T4N, R3E, B.H.M.;

Argenta, Glyn, Lemans, Oro and Oro Fraction lodes, M.S. 1109, located in Sections 12 and 13, T4N, R2E, BH.M.;

West Wedge Fraction, West End, Jackson, Moonlight, Sunrise, Sunset Fraction, Lizzie lodes, M.S. 1114, located in Section 12, T4N, R2E, and Section 7, T4N, R3E, B.H.M.;

Camden, Ford and Georgia lodes, M.S. 1141, located in Sections 34 and 35, T5N, R2E, B.H.M.;

Blue and Rocky Lynn lodes, M.S. 1168, located in Section 34, T5N, R2E, B.H.M.;

Buffalo, Deadwood, Link Fraction, May lodes, M.S. 1283, located in Section 33, T5N, R2E, B.H.M.;

Cardinal and Longpoint Fraction lodes, M.S. 1288, located in Section 25, T5N, R2E, B.H.M.;

Ames, Ames Fraction, Cloud, Dick, Ester, Lightning, Thund er lodes, M.S. 1289, located in Sections 27 and 28, T5N, R2E, B.H.M.;

James G. Blaine, M.S. 1349, located in Section 34, T5N, R2E, B.H.M.;

Loyd lode, M.S. 1468, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Genessee, Grenada, Peerless, Trenton lodes, M.S. 1616, located in Section 4, T4N, R2E, B.H.M.;

Snorter and Snorter Fraction lodes, M.S. 1643, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Maid of Erin, Telegram, Gannon, B&M Fraction lodes, M.S. 1659, located in Sections 33 and 34, T5N, R2E, and Section 3, T4N, R2E, B.H.M.;

Belligerent, Belligerent Fraction, Belligerent No. 3, Belligerent No. 4, Bull Hill Fraction lodes, M.S. 1673, located in Sections 27 and 34, T5N, R2E, B.H.M.;

Marconi lode, M.S. 1792, located in Section 31, T5N, R3E, B.H.M.;